--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

          1996
          1996
          1996         [Stock Photography]
          1996
          1996

                 Smith Barney
                 World Funds, Inc.
                 Emerging Markets
                 Portfolio
                 -----------------------
                 October 31, 1996


          [LOGO] Smith Barney Mutual Funds
                 Investing for your future.
                 Every day.

--------------------------
Emerging Markets Portfolio
--------------------------

Dear Shareholder:

We are pleased to bring you the annual report of the Smith Barney World Funds, Inc. -- Emerging Markets Portfolio, which covers the year ended October 31, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Performance Update

The Smith Barney World Funds -- Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in the securities of emerging countries issuers. For the year ended October 31, 1996, the Emerging Markets Portfolio had a total return of 9.22% for Class A shares which compares with its Lipper Analytical Services, Inc. peer group average of 9.11% for the same time period. (Lipper Analytical Services, Inc. is a major fund tracking organization.)

On October 31, 1996, 91.40% of the Portfolio's total net assets were invested in stocks, with the remaining 8.60% invested in repurchase agreements. The Portfolio's stock holdings were diversified across 21 markets, with no single market accounting for more than 11.46% of total net assets.

Emerging Markets Overview

Two years after many of the financial markets of the developing countries declined in the wake of the Mexican economic crisis, money managers are once again looking towards the emerging markets for investment opportunities. So far in 1996, many of these markets have enjoyed strong returns, rallying strongly at the beginning of the year before consolidating in May and June. Although the emerging markets have given back some of their gains in the third quarter, they continue to perform well in 1996, with Hong Kong and a number of Latin American markets performing exceptionally well. In fact, in response to renewed investor interest in the markets of developing countries, the mutual fund industry has introduced approximately 60 new emerging markets funds so far this year.

Portfolio's Investment Strategy

The Emerging Markets Portfolio follows an investment strategy involving broad geographic diversification, careful individual stock selection and prudent exposure to newly emerging markets with high growth potential.

We view the term "emerging markets" broadly. In our view, "emerging markets" include different countries at various stages of economic and political development. As a general rule, the Emerging Markets Portfolio is anchored in relatively more developed emerging markets with established economies such as Hong Kong, Singapore and Malaysia. A smaller portion of the Portfolio's assets are usually invested in less developed emerging markets such as Brazil that are rapidly becoming established markets through privatizations and prudent governmental policies. Lastly, because the best return potential has historically come from markets in their early stages of development, the Emerging Markets Portfolio also invests a portion of its assets in important emerging markets such as India and China, countries that have relatively stable economies and are committed to free market reforms.

The Portfolio follows a combination of "top-down" and "bottom-up" investing. Our "top-down" approach means we first look closely at a particular country's economic and political conditions. As a general rule, the Portfolio favors countries with thriving capital markets. Then other considerations come into play such as a country's infrastructural needs, cost of labor and whether its living standards are rising. Our "bottom-up" analysis involves looking at individual companies. The Portfolio's typical candidates are growth companies that have benefited from the rapid social, economic and political changes that have swept through the world's developing countries. The Portfolio tends to focus on companies that are poised for significant growth in earnings and revenues or can maintain their existing earnings power over the long term.

As of October 31, 1996, the Emerging Markets Portfolio had 27.15% of its assets invested in Latin America companies, 49.69% invested in Asian and Pacific Rim companies and 18.34% in European and African companies. The following chart shows where the Emerging Market Portfolio's assets were invested by country as of October 31, 1996 and October 31, 1995:

               Where the Emerging Markets Portfolio's Is Invested
                     (As a Percentage of Total Investments)

                                                  10/31/96            10/31/95
================================================================================
   Latin America
     Argentina                                       4.10%              1.76%
     Brazil                                         11.94               8.94
     Chile                                           2.77               3.41
     Colombia                                         --                1.15
     Mexico                                          7.01               4.96
     Peru                                            1.33               4.56
     Ecuador                                          --                1.22
--------------------------------------------------------------------------------
   Total                                            27.15%             26.00%
--------------------------------------------------------------------------------

                                                  10/31/96            10/31/95
================================================================================
   Asia/Pacific Rim
     China/Hong Kong                                 1.45%              4.10%
     Hong Kong                                       8.09              10.98
     India                                           3.86                --
     Indonesia                                       6.33               6.47
     Malaysia                                       10.62               5.15
     Pakistan                                         --                1.12
     Philippines                                     2.90               5.21
     Singapore                                       4.44               4.20
     South Korea                                     6.39               7.35
     Sri Lanka                                       1.77               3.16
     Taiwan                                           --                1.52
     Thailand                                        3.84               3.30
--------------------------------------------------------------------------------
   Total                                            49.69              52.56
--------------------------------------------------------------------------------
   Europe
     Hungary                                         4.34                --
     Poland                                          4.95               5.59
     Turkey                                          2.34               2.98
     Greece                                           --                1.90
     Austria                                          --                0.66
     Czech Republic                                  2.41                --
--------------------------------------------------------------------------------
   Total                                            14.04              11.13
--------------------------------------------------------------------------------
   Other
     Russia                                          3.04               1.82
     South Africa                                    1.26               5.72
     Morocco                                          --                0.94
     Zimbabwe                                         --                1.83
--------------------------------------------------------------------------------
   Total                                             4.30              10.31
--------------------------------------------------------------------------------
     Repurchase Agreements                           4.82                --
--------------------------------------------------------------------------------
   Total                                           100.00%            100.00
================================================================================

Latin America

From October 31, 1995 through October 31, 1996, the percentage of total assets invested by the Emerging Markets Portfolio in Latin America increased from approximately 26% to 27%.

The markets of Latin America have put the Mexican peso crisis of 1995 solidly behind them and are enjoying a renewal of investor confidence. In 1996, the major markets of Mexico and Brazil have staged a comeback. Recent economic data from Mexico has been uniformly positive, from narrow measures such as industrial production and job growth to broader indicators such as higher Gross Domestic Product (GDP) and lower inflation. During the reporting period, the Emerging Markets Portfolio's exposure in Mexico increased from 3.41% to 7.01% because we expect a continuation of economic growth in Mexico with moderate inflation.

After bringing down its astronomical annual rate of inflation through a strict monetary policy to manageable levels in 1995, Brazil has been successful in keeping inflation down in 1996 and investors have responded favorably. Over the past year, the Portfolio's holdings in Brazil increased from 8.94% to 11.94% because inflation appears to be under control and the accelerating trend of privatizations. We added Telebras, Electrobras (a holding company for electrical generation and transmission) and Petrobas (the state holding company for oil and related products), all candidates for privatization.

To capitalize on investment opportunities in the other major Latin American markets such as Argentina and Brazil, we reallocated assets from Peru and put them into those markets. In addition, the Portfolio's exposure in Argentina rose from 1.76% to 4.10% because of Latin America's improving economic outlook.

Asia and Pacific Rim

During the reporting period, the Emerging Markets Portfolio decreased its weighting in Asia and Pacific Rim countries from 52.56% of total investments to 49.69%. Three of the region's markets -- China, Hong Kong and India -- exerted the greatest influence on Asia over the past twelve months. China's economy, the main future driver of corporate earnings growth in the region, has begun to recover as strong government measures taken in 1995 to reduce inflation have paid off and may cause its three-year austerity program to end. (The annual rate of inflation in China has fallen from more than 15% in late 1995 to 7% in October 1996.) In addition, improving investor sentiment towards China's expanding and more liquid economy helped propel Hong Kong's market to record levels. For example, during the past year, Hong Kong stocks performed well and economists are forecasting a 6% rise in GDP growth in 1997. Moreover, since real estate is one of the most important industries in Hong Kong's economy, rising property values have also caused the share prices of many Hong Kong companies to rise.

A major event in 1997 that will fuel investor sentiment in the region is China's takeover of Hong Kong. We believe that investors will react positively to this change in leadership. China needs to maintain the status quo in Hong Kong because the country is a vital conduit for trade, a source of financing for future massive Chinese infrastructural projects, and a technology center that will enable mainland Chinese companies to become more efficient. In addition, during the past twelve months, the Emerging Markets Portfolio attempted to take advantage of China's improving economy by investing in select "red chips," which are Hong Kong companies that have significant exposure in China.

In India, another large and increasingly important Asian market, the Presidential elections held in April 1996 ushered in a new, more leftist-leaning government which heightened investor concerns about that country. At the start of the reporting period, the Emerging Markets Portfolio had no investments in India. However, at the end of October, the Portfolio had 3.86% of its total investments in India. We increased our weighting in India shortly after its Presidential elections because we believed the new government would not be radically different from the previous one and would continue reform efforts and aggressively court foreign investment.

Europe and Russia

During the past twelve months, the Emerging Markets Portfolio increased its weighting in Europe. This increase in our European weighting, particularly in Eastern Europe, helped drive the return of the Portfolio during the year.

In our opinion, the overriding issues that affected Eastern Europe during the reporting period were Poland's economic recovery, the Russian elections and Russian Federation President Boris Yeltsin's health. During the past year, Poland and Hungary were two of the best performing markets in the world. In November 1995, Polish voters elected former Communist Aleksander Kwasniewski President, which kept many investors away from this market. Since that time, President Kwasniewski has continued free-market policies and many investors in the first quarter of 1996 began to look beyond the political issues and focused on the strong growth prospects and low values of many Polish companies. These investors were attracted to companies that were poised for 15% to 20% future earnings growth and yet were trading at single-digit earnings multiples.

Russia was greatly influenced by Presidential elections that pitted incumbent, President Boris Yeltsin, against former Communist Ganady Zugaynov. After a bitter and hotly contested election, Yeltsin was re-elected in July which caused the market to rise. However, the post-election market euphoria in Russia was short-lived as Yeltsin's health began to deteriorate. (Yeltsin has since received heart surgery and appears to be on the road to recovery.) With Russia successfully navigating through some difficult political challenges and Poland and Hungary registering strong gains, Eastern Europe was a key emerging markets region in 1995 and 1996.

Emerging Markets Outlook

Because of the vast economic potential of large and strategically important countries such as Poland, China, Brazil and Mexico, we remain bullish on the emerging markets. We believe that recent signs indicate that the asset category of emerging markets has gained legitimacy in the investment community. If the economies of these growing, heavily populated and critical countries continue to perform well, more investors will be attracted to these markets and that should help them post significant gains. In addition, because the global economy is expected to perform much better in 1997, we believe the emerging markets will get an additional boost. Stronger global growth would lead to higher export earnings from many low-cost emerging markets and export-driven Asia would be one of the biggest beneficiaries.

Yet because the emerging markets are considerably more volatile than those of more developed countries, broad portfolio diversification by countries, industries and companies is essential. Moreover, in order to succeed in the emerging markets, investors need to have a long-term investment horizon, stay patient and have a high tolerance for investment risk.

In closing, thank you for investing in the Smith Barney World Funds, Inc. -- Emerging Market Portfolio. We look forward to helping you to achieve your financial goals.


Sincerely,


/s/ Heath B. McLendon               /s/ Donald Elefson


Heath B. McLendon                   Donald Elefson
Chairman and                        Vice President
Chief Executive Officer


December 2, 1996

--------------------------------------------------------------------------------

Announcing a New Systematic Investment Program Minimum

If you are a shareholder purchasing shares of the Emerging Markets Portfolio through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum initial and subsequent investments for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum initial and subsequent investments for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                                      Net Asset Value
                                     -----------------
                                     Beginning    End      Income      Total
Year Ended                            of Year   of Year   Dividends  Returns(1)
================================================================================
10/31/96                              $11.06    $12.08      $0.00      9.22%
--------------------------------------------------------------------------------
Inception*-10/31/95                    12.00     11.06       0.00     (7.83)+
================================================================================
Total                                                       $0.00
================================================================================


--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                                      Net Asset Value
                                     -----------------
                                     Beginning    End      Income      Total
Year Ended                            of Year   of Year   Dividends  Returns(1)
================================================================================
10/31/96                              $11.02    $11.95      $0.00      8.44%
--------------------------------------------------------------------------------
Inception*-10/31/95                    12.00     11.02       0.00     (8.17)+
================================================================================
Total                                                       $0.00
================================================================================


--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
                                      Net Asset Value
                                     -----------------
                                     Beginning    End      Income      Total
Year Ended                            of Year   of Year   Dividends  Returns(1)
================================================================================
10/31/96                              $11.02    $11.95      $0.00      8.44%
--------------------------------------------------------------------------------
Inception*-10/31/95                    12.00     11.02       0.00     (8.17)+
================================================================================
Total                                                       $0.00
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------
                                               Without Sales Charge(1)
                                    --------------------------------------------
                                     Class A          Class B          Class C
================================================================================
Year Ended 10/31/96                   9.22%            8.44%            8.44%
--------------------------------------------------------------------------------
Inception* through 10/31/96           0.45            (0.28)           (0.28)
================================================================================

                                                With Sales Charge(2)
                                    --------------------------------------------
                                     Class A          Class B          Class C
================================================================================
Year Ended 10/31/96                   3.78%            3.44%            7.44%
--------------------------------------------------------------------------------
Inception* through 10/31/96          (2.97)           (3.00)           (0.28)
================================================================================


--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------
                                              Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/96)                  0.67%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/96)                 (0.42)
--------------------------------------------------------------------------------
Class C (Inception* through 10/31/96)                 (0.42)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*   Inception dates for Class A, B and C shares are May 12, 1995.

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                       the Emerging Markets Portfolio vs.
                             MSCI Free World Index+
--------------------------------------------------------------------------------
                            May 1995 -- October 1996


[The following table was represented as a line graph in the printed material.]

                       Emerging          MSCI
                       --------          ----

   5/12/95             9,501.20        10,000.00
   10/95               8,757.00        10,497.00
   4/96                9,850.00        11,928.00
   10/31/96            9,565.00        12,264.00


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on May 12, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Morgan Stanley Capital International (MSCI) Free World Index measures performance for a diverse range of global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East and excludes shares which are not readily purchased by non-local investors. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
 Schedule of Investments                                        October 31, 1996
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
STOCKS -- 95.2%
Argentina -- 4.1%
     460,000  Acindar Industria Argentina de Aceros S.A.*            $  443,945
     460,000  Acindar Industria Argentina de Aceros S.A. Rights*            460
      11,900  Banco de Galicia y Bueno ADR                              215,688
       1,628  Banco de Galicia y Bueno Rights                                 0
      16,500  Disco Aires S.A. de C.V. ADR                              371,250
--------------------------------------------------------------------------------
                                                                      1,031,343
--------------------------------------------------------------------------------
Brazil -- 11.9%
      32,000  Aracruz Celulose S.A. ADR                                 256,000
      23,500  Centrais Electricas Brasileiras S.A. ADR Preferred        381,875
     500,000  Cia Cervejaria Brahma Preferred*                          309,520
  13,300,000  Cia Siderurgica Nacional                                  330,105
     700,000  Cia Tecidos Norte de Mina -- Coteminas                    235,059
      16,500  Cia Vale Do Rio Doce  ADR                                 348,563
   2,600,000  Petroleo Brasileiro S.A. Preferred                        332,782
  94,800,000  Refrigeracao Parana S.A. Preferred*                       226,989
       3,500  Sade Vigesa S.A. Preferred*                                13,967
     286,100  Tectoy Industria Brinqued Preferred*                       55,695
       5,000  Telecomunicacoes Brasileiras S.A. -- Telebras ADR         372,500
     436,646  Telecomunicacoes de Brazilia S.A. Preferred               140,250
--------------------------------------------------------------------------------
                                                                      3,003,305
--------------------------------------------------------------------------------
Chile -- 2.8%
       5,800  Sociedad Quimica Y Minera de Chile S.A. ADR               333,500
      18,200  Vina Concha Y Toro S.A. ADR                               364,000
--------------------------------------------------------------------------------
                                                                        697,500
--------------------------------------------------------------------------------
China -- 1.5%
   1,095,000  Shanghai Jintai Co. Ltd. Class B Shares                   122,640
     790,000  Tientsin Marine Shipping Co. Ltd. Class B Shares*         241,740
--------------------------------------------------------------------------------
                                                                        364,380
--------------------------------------------------------------------------------
Czech Republic -- 2.4%
       1,901  Ceska Zbrojovka A.S.*                                     107,285
       8,000  Skoda Plzen A.S.*                                         255,060
       2,275  SPT Telekom A.S.*                                         243,665
--------------------------------------------------------------------------------
                                                                        606,010
--------------------------------------------------------------------------------
Hong Kong -- 8.1%
      68,000  Citic Pacific Ltd.                                        330,665
     370,000  Cosco Pacific Ltd.                                        354,099
   1,828,000  Harbin Power Equipment Co. Ltd.                           243,503
      14,700  Hong Kong & China Gas Warrants, Expire 9/30/97*             5,418
     200,000  Lai Sun Development Co. Ltd.                              258,655
      60,000  New World Development Co. Ltd.                            349,185

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
Hong Kong -- 8.1% (continued)
     144,000  Shanghai Industrial Holdings Ltd.*                     $  326,837
     590,000  Shenzhen North Jianshe Motorcycle Co. Ltd.
                Class B Shares                                          167,867
--------------------------------------------------------------------------------
                                                                      2,036,229
--------------------------------------------------------------------------------
Hungary -- 4.4%
      17,000  BorsodChem Rt GDR                                         344,250
       9,900  Danubius Hotel and Spa Rt*                                202,125
       5,218  Graboplast Rt                                             159,970
       6,208  Pannonplast Rt                                            203,115
       3,400  Richter Gedeon Rt                                         182,958
--------------------------------------------------------------------------------
                                                                      1,092,418
--------------------------------------------------------------------------------
India -- 3.9%
      15,000  BSES Ltd. GDR                                             285,000
      10,500  Hindalco Industries Ltd. GDR*                             192,990
      10,000  Indian Hotels Co. Ltd. GDR*                               237,500
      17,000  Larsen & Toubro Ltd. GDR*                                 255,000
--------------------------------------------------------------------------------
                                                                        970,490
--------------------------------------------------------------------------------
Indonesia -- 6.3%
     312,000  PT Aneka Kimia Raya Foreign                               177,539
     240,000  PT Ciputra Development                                    175,220
     240,000  PT Ciputra Development Rights*                             12,111
     280,000  PT Davomas Abadi Foreign                                  258,536
     427,140  PT Indal Indah Kiat Pulp & Paper Corp.                    334,778
     109,660  PT Steady Safe Transportation Foreign                     107,140
     110,000  PT Tempo Scan Pacific Foreign                             181,877
     186,000  PT United Tractors Foreign                                345,480
--------------------------------------------------------------------------------
                                                                      1,592,681
--------------------------------------------------------------------------------
Malaysia -- 10.6%
      80,000  Chemical Co. of Malaysia Berhad                           245,379
      15,000  Chemical Co. of Malaysia Berhad Warrants,
                Expire 11/7/00*                                          17,276
     183,000  Kumpulan Guthrie Berhad                                   282,463
     250,000  Metroplex Berhad                                          287,925
     196,000  Multi-Purpose Holdings Berhad                             335,109
      60,200  Oriental Holdings Berhad                                  409,799
     185,000  Oriental Interest Berhad                                  273,835
     109,333  Public Bank Berhad                                        205,105
      60,000  Sungei Way Holdings Berhad                                341,948
      31,000  Telekom Malaysia Berhad                                   273,598
--------------------------------------------------------------------------------
                                                                      2,672,437
--------------------------------------------------------------------------------
Mexico -- 7.0%
      46,603  ALFA  S.A. de C.V.  Class A Shares                        192,830
      10,400  Bufete Industrial S.A. Sponsored ADR                      169,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
Mexico -- 7.0% (continued)
      70,000  Cemex S.A. de C.V.  Class B Shares                     $  252,730
      35,160  Corporacion GEO S.A. de C.V. Series B                     157,042
      13,000  Empresas ICA Sociedad Controladora S.A. de C.V. ADR*      169,000
      50,000  Empresas La Moderna S.A. de C.V.                          220,844
     506,400  Grupo Posadas S.A. Series L*                              211,733
       8,600  Hylsamex S.A. GDR*                                        189,200
      18,200  Tubos de Acero de Mexico S.A.*                            200,516
--------------------------------------------------------------------------------
                                                                      1,762,895
--------------------------------------------------------------------------------
Peru -- 1.3%
     334,769  Ferreyros S.A.                                            331,312
      16,285  Fima S.A. Trabajo                                           2,728
--------------------------------------------------------------------------------
                                                                        334,040
--------------------------------------------------------------------------------
Philippines -- 2.9%
     330,000  Fil-Estate Land Inc.                                      307,648
     140,000  La Tondena Distillers Inc.                                303,653
   1,661,000  Steniel Manufacturing Corp.                               118,823
--------------------------------------------------------------------------------
                                                                        730,124
--------------------------------------------------------------------------------
Poland -- 5.0%
       9,100  Agros Holdings S.A.*                                      234,703
       2,760  Bank Slaski S.A. W Katowicach                             255,283
       8,000  Debica S.A. *                                             162,220
       4,200  E. Wedel S.A.                                             209,178
      29,200  Elektrim Spolka Akcyjna S.A.                              244,112
      56,100  Swarzedzkie Fabryk Mebli S.A.*                            139,701
--------------------------------------------------------------------------------
                                                                      1,245,197
--------------------------------------------------------------------------------
Russia -- 3.0%
      10,000  Gazprom ADR*+                                             187,500
       6,715  Lukoil Holding ADR*+                                      263,564
       6,000  Lukoil Holding ADR                                        235,500
       8,000  Sun Brewing Ltd. GDR*                                      79,000
--------------------------------------------------------------------------------
                                                                        765,564
--------------------------------------------------------------------------------
Singapore -- 4.4%
      30,000  Cerebos Pacific Ltd.                                      232,079
     101,000  Clipsal Industries Ltd.                                   323,200
     107,000  GP Batteries International Ltd.                           310,300
      14,250  GP Batteries International Ltd. Warrants,
                Expire 11/15/00                                          10,688
      65,000  Van Der Horst Ltd.                                        239,886
--------------------------------------------------------------------------------
                                                                      1,116,153
--------------------------------------------------------------------------------
South Africa -- 1.3%
      26,000  Sasol Ltd.                                                317,175
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------

    SHARES                         SECURITY                             VALUE
================================================================================
South Korea -- 6.4%
       4,300  Dongah Tire Industry Co.*                              $  332,749
      19,867  Donghae Pulp Co.*                                         307,475
      16,190  Dongkuk Steel Mill Co.*                                   322,997
         400  Korea Housing & Commercial Bank                             9,094
      11,800  Rifa Industrial Co.*                                      279,645
         530  Seah Steel Corp.                                           14,739
       5,400  Woong Jin Publishing Co.                                  341,302
--------------------------------------------------------------------------------
                                                                      1,608,001
--------------------------------------------------------------------------------
Sri Lanka -- 1.8%
     677,507  Blue Diamond Jewelery Worldwide Ltd.*                     151,415
      59,885  John Keells Holdings Ltd.*                                191,044
     234,600  Lanka Walltile Ltd.*                                      103,833
--------------------------------------------------------------------------------
                                                                        446,292
--------------------------------------------------------------------------------
Thailand -- 3.8%
      72,000  Central Pattana Public Co. Ltd.                           287,944
       2,600  Precious Shipping Public Co. Ltd.                           5,454
      31,000  Precious Shipping Public Co. Ltd. Foreign                  65,026
     181,000  Sahaviriya Steel Industries Public Co. Ltd.*               68,837
      58,700  Siam Makro Public Co. Ltd.                                250,864
       8,400  Siam Makro Public Co. Ltd. Foreign                         35,240
      30,000  Thai Engine Manufacturing Public Co. Ltd.                 251,715
--------------------------------------------------------------------------------
                                                                        965,080
--------------------------------------------------------------------------------
Turkey -- 2.3%
   2,100,000  Eregli Demir Ve Celik Fabrikalari T.A.S.                  245,378
   2,500,000  Tat Konserve Sanayii A.S.                                 344,049
--------------------------------------------------------------------------------
                                                                        589,427
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost -- $23,405,019)                                  23,946,741
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------
     FACE
    AMOUNT                         SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 4.8%
  $1,214,000  CS First Boston Corp., 5.470% due 11/1/96;
              Proceeds at maturity -- $1,214,184;
              (Fully collateralized by U.S. Treasury Bills due
              3/27/97; Market value -- $1,239,321)
              (Cost -- $1,214,000)                                  $ 1,214,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $24,619,019**)                               $25,160,741
================================================================================

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.

*  Non-income producing security.

** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities                            October 31, 1996
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $24,619,019)                      $25,160,741
   Cash                                                                  99,867
   Receivable for securities sold                                     1,381,438
   Receivable for Fund shares sold                                       43,986
   Dividends and interest receivable                                     15,689
   Receivable for open forward foreign currency contracts (Note 5)           90
   Receivable from manager                                               42,752
--------------------------------------------------------------------------------
   Total Assets                                                      26,744,563
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     339,147
   Payable to bank                                                      125,461
   Payable for Fund shares purchased                                     15,894
   Management fees payable                                               13,968
   Distribution fees payable                                              7,062
   Payable for open forward foreign currency contracts (Note 5)              70
   Accrued expenses                                                      42,500
--------------------------------------------------------------------------------
   Total Liabilities                                                    544,102
--------------------------------------------------------------------------------
Total Net Assets                                                    $26,200,461
================================================================================
NET ASSETS:
   Par value of capital shares                                          $ 2,183
   Capital paid in excess of par value                               25,679,786
   Accumulated net investment loss                                       (5,529)
   Accumulated net realized loss on investments                         (45,652)
   Net unrealized appreciation of investments and foreign
     currencies                                                         569,673
--------------------------------------------------------------------------------
Total Net Assets                                                    $26,200,461
================================================================================
Shares Outstanding:
   Class A                                                              884,763
   -----------------------------------------------------------------------------
   Class B                                                            1,093,363
   -----------------------------------------------------------------------------
   Class C                                                              204,867
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $12.08
   -----------------------------------------------------------------------------
   Class B*                                                              $11.95
   -----------------------------------------------------------------------------
   Class C**                                                             $11.95
   -----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value per share)             $12.72
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Operations                     For the Year Ended October 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                          $ 451,925
   Interest                                                              57,892
   Less: Foreign withholding tax                                        (52,895)
--------------------------------------------------------------------------------
   Total Investment Income                                              456,922
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                             227,869
   Distribution fees (Note 2)                                           157,892
   Custody                                                               71,682
   Registration fees                                                     52,442
   Shareholder and system servicing fees                                 48,882
   Shareholder communications                                            27,440
   Audit and legal                                                       18,469
   Directors' fees                                                        4,100
   Other                                                                 12,404
--------------------------------------------------------------------------------
   Total Expenses                                                       621,180
   Less: Custody earnings credit (Note 2)                               (21,053)
--------------------------------------------------------------------------------
   Net Expenses                                                         600,127
--------------------------------------------------------------------------------
Net Investment Loss                                                    (143,205)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)            180,618
     Foreign currency transactions                                     (127,862)
--------------------------------------------------------------------------------
   Net Realized Gain                                                     52,756
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Foreign Currencies:
     Beginning of year                                               (1,045,348)
     End of year                                                        569,673
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            1,615,021
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                        1,667,777
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $1,524,572
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets             For the Years Ended October 31,
--------------------------------------------------------------------------------
                                                        1996          1995(a)
================================================================================
OPERATIONS:
   Net investment loss                              $   (143,205)   $   (78,792)
   Net realized gain (loss)                               52,756       (215,580)
   Increase (decrease) in net unrealized
     appreciation                                      1,615,021     (1,045,348)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Operations                                        1,524,572     (1,339,720)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                    --             --
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                          --             --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                   20,033,650     18,878,056
   Cost of shares reacquired                         (11,661,068)    (1,235,029)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                           8,372,582     17,643,027
--------------------------------------------------------------------------------
Increase in Net Assets                                 9,897,154     16,303,307
NET ASSETS:
   Beginning of year                                  16,303,307           --
--------------------------------------------------------------------------------
   End of year*                                     $ 26,200,461    $16,303,307
--------------------------------------------------------------------------------
* Includes accumulated net investment loss of:      $     (5,529)          --
--------------------------------------------------------------------------------

(a) For the period from May 12, 1995 (commencement of operations) to October 31, 1995.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Markets Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment management company and consists of this Portfolio and five other separate investment portfolios: European, Global Government Bond, International Balanced, International Equity and Pacific Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of evaluation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996,

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

reclassifications were made to the capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of net investment loss amounting to $245,422 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management, Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Portfolio. The Portfolio pays SBMFM a management fee calculated at the annual rate of 1.00% of average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Portfolio's shares. For the year ended October 31, 1996, SB received sales charges of approximately $100,000 on sales of the Portfolio's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares equal or exceed $500,000 in the

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

aggregate. These purchases do not incur an initial sales charge. For the year ended October 31, 1996, CDSCs paid to SB were:

                                         Class A         Class B       Class C
================================================================================
CDSCs                                    $1,000          $31,000       $7,000
================================================================================

     Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each class. In addition, the Portfolio pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each class. For the year ended October 31, 1996, total Distribution Plan fees incurred were:

                                         Class A         Class B       Class C
================================================================================
Distribution Plan Fees                   $23,462        $111,672       $22,758
================================================================================

     All officers and three Directors of the Fund are employees of SB.

     The Portfolio has an agreement with its custodian, The Bank of New York, whereby it earns custody credits on available cash balances. These credits offset custody fees which may be charged to the Portfolio during the current year. These credits totaled $21,053 for the year ended October 31, 1996.

     3. INVESTMENTS

     During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $ 25,200,200
--------------------------------------------------------------------------------
Sales                                                               16,937,256
================================================================================

     At October 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                     $  2,957,850*
Gross unrealized depreciation                                       (2,416,128)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $    541,722*
================================================================================

* Substantially the same for Federal income tax purposes.

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     4. CAPITAL LOSS CARRYFORWARDS

     At October 31, 1996, the Fund had, for Federal income tax purposes, approximately $46,000 of unused capital loss carryforwards, available to offset future realized capital gains which expire on October 31, 2003. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     5. FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 1996, the Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is as follows:

                                Local        Market    Settlement   Unrealized
Foreign Currency              Currency        Value       Date      Gain (Loss)
================================================================================
To Sell:
  Hong Kong Dollar            1,768,848     $228,760     11/4/96       $ (8)
  Malaysia Ringgit              575,970      227,899     11/5/96        (62)
  Portuguese Escudo          31,869,222      208,281     11/6/96         90
--------------------------------------------------------------------------------
Total Unrealized Gain
  on Forward Foreign
  Currency Contracts                                                   $ 20
================================================================================

     6. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of October 31, 1996, the Fund had no open futures contracts.

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     7. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of October 31, 1996, the Fund had no open purchased call or put options contracts.

     8. PORTFOLIO CONCENTRATION

     The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

     9. CAPITAL SHARES

     At October 31, 1996, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At October 31, 1996, total paid-in capital amounted to the following for each class:

                                      Class A          Class B        Class C
================================================================================
Total Paid-in Capital               $10,438,121      $12,855,332    $2,388,516
================================================================================

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                Year Ended                  Period Ended
                             October 31, 1996             October 31, 1995*
                            -------------------         -------------------
                            Shares       Amount         Shares        Amount
================================================================================
Class A
Shares sold                 845,973   $10,156,535       703,658     $8,405,032
Shares redeemed            (600,551)   (7,224,148)      (64,317)      (773,612)
--------------------------------------------------------------------------------
Net Increase                245,422   $ 2,932,387       639,341     $7,631,420
================================================================================
Class B
Shares sold                 701,375   $ 8,323,429       730,233     $8,719,543
Shares redeemed            (300,425)   (3,574,650)      (37,820)      (438,631)
--------------------------------------------------------------------------------
Net Increase                400,950   $ 4,748,779       692,413     $8,280,912
================================================================================
Class C
Shares sold                 130,701   $ 1,553,686       147,507     $1,753,481
Shares redeemed             (71,401)     (862,270)       (1,940)       (22,786)
--------------------------------------------------------------------------------
Net Increase                 59,300    $  691,416       145,567     $1,730,695
================================================================================

 * For the period from May 12, 1995 (inception date) to October 31, 1995.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                            1996        1995(1)
================================================================================
Net Asset Value, Beginning of Year                       $11.06       $12.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(2)                                  (0.02)       (0.05)#
  Net realized and unrealized gain (loss)                  1.04        (0.89)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                        1.02        (0.94)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                     --           --
--------------------------------------------------------------------------------
Total Distributions                                         --           --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                             $12.08       $11.06
--------------------------------------------------------------------------------
Total Return                                               9.22%       (7.83)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $10,691       $7,069
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                              2.25%        1.45%+
  Net investment loss                                     (0.19)       (0.63)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                      78%         17%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)                          $0.00*      $0.00*
================================================================================

(1) For the period from May 12, 1995 (inception date) to October 31, 1995.
(2) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratios would have been as follows:

                           Per Share Increases to           Expense Ratios
                             Net Investment Loss          Without Fee Waivers
                            ---------------------         ------------------
                                    1995                         1995
                                    ----                         ----
       Class A                     $0.05                         2.12%+

    In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio has earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets for Class A would be 2.16% and 1.20% (annualized), respectively.

(3) As of September 1995, the SEC instituted new guidelines, requiring the disclosure of average commissions per share.
#   Includes realized gains and losses on foreign currency transactions.
*   Amount represented less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class B Shares                                            1996        1995(1)
================================================================================
Net Asset Value, Beginning of Year                       $11.02       $12.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(2)                                  (0.10)      (0.09)#
  Net realized and unrealized gain (loss)                  1.03       (0.89)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                        0.93       (0.98)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                     --          --
--------------------------------------------------------------------------------
Total Distributions                                         --          --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                             $11.95      $11.02
--------------------------------------------------------------------------------
Total Return                                               8.44%      (8.17)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $13,062      $7,630
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                              3.06%       2.00%+
  Net investment loss                                     (0.94)      (1.17)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                      78%         17%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)                          $0.00*      $0.00*
================================================================================

(1) For the period from May 12, 1995 (inception date) to October 31, 1995.
(2) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratios would have been as follows:

                          Per Share Increases to              Expense Ratios
                            Net Investment Loss             Without Fee Waivers
                           ---------------------            ------------------
                                   1995                            1995
                                   ----                            ----
       Class B                    $0.05                            2.68%+

    In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio has earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets for Class B would be 2.97% and 1.74% (annualized), respectively.

(3) As of September 1995, the SEC instituted new guidelines, requiring the disclosure of average commissions per share.
#   Includes realized gains and losses on foreign currency transactions.
*   Amount represented less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class C Shares                                           1996         1995(1)
================================================================================
Net Asset Value, Beginning of Year                      $11.02        $12.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(2)                                 (0.10)        (0.08)#
  Net realized and unrealized gain (loss)                 1.03         (0.90)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                       0.93         (0.98)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    --            --
--------------------------------------------------------------------------------
Total Distributions                                        --            --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                            $11.95        $11.02
--------------------------------------------------------------------------------
Total Return                                              8.44%        (8.17)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $2,448        $1,604
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                             3.02%         1.95%+
  Net investment loss                                    (0.92)        (1.08)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     78%           17%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)                         $0.00*        $0.00*
================================================================================

(1) For the period from May 12, 1995 (inception date) to October 31, 1995.
(2) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratios would have been as follows:

                           Per Share Increases to              Expense Ratios
                             Net Investment Loss             Without Fee Waivers
                            ---------------------            ------------------
                                    1995                            1995
                                    ----                            ----
       Class C                     $0.05                            2.61%+

    In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets for Class C would be 2.92% and 1.70% (annualized), respectively.

(3) As of September 1995, the SEC instituted new guidelines, requiring the disclosure of average commissions per share.
#   Includes realized gains and losses on foreign currency transactions.
*   Amount represented less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Emerging Markets Portfolio of Smith Barney World Funds, Inc. as of October 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from May 12, 1995 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Portfolio of Smith Barney World Funds, Inc. as of October 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period from May 12, 1995 to October 31, 1995, in conformity with generally accepted accounting principles.


                                                 KPMG Peat Marwick LLP


New York, New York
December 20, 1996

                     (This page intentionally left blank.)

Smith Barney                                                      SMITH BARNEY
World Funds, Inc.                                                 ------------
                                             A Member of TravelersGroup [Logo]

Directors
Victor Atkins
Jessica M. Bibliowicz
Alger B. Chapman
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
Bruce D. Sargent
James M. Shuart

Officers
Maurits E. Edersheim
Chairman of the Fund
& Advisory Director

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

James B. Conheady
Vice President

Victor S. Filatov
Vice President

Simon R. Hildreth
Vice President

Denis P. Mangan
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Rein W. van der Does
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
The Bank of New York

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of
Smith Barney World Funds, Inc. --
Emerging Markets Portfolio. It is not
authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

Smith Barney
World Funds, Inc.
388 Greenwich Street
New York, New York 10013


FD01044 12/96




[FRONT COVER]

ANNUAL REPORT

1996
1996
1996
1996
1996

Smith Barney
World Funds, Inc.

International Equity
Portfolio
October 31, 1996

[Smith Barney logo]

Smith Barney Mutual Funds
Investing for your future.
Every day.

International Equity Portfolio

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney World Funds - International Equity Portfolio for the year ended October 31, 1996. In this report, we have summarized the period's prevailing economic and market conditions and outlined the investment strategy employed by the Portfolio during this time. A detailed summary of the Portfolio's performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Performance and Investment Strategy

During the year ended October 31, 1996, the Class A shares of the Smith Barney World Funds, Inc. - International Equity Portfolio generated a total return of 9.78%, slightly underperforming its Lipper Analytical Services Inc. peer group average total return of 10.73% for the same period. (Lipper is an independent fund tracking organization.) At October 31, 1996, the Portfolio owned securities of 111 issuers in 28 countries, consistent with its broadly diversified approach that seeks to minimize portfolio risk.

The International Equity Portfolio invests in equities outside of the United States. A key element of the Portfolio's investment strategy is a "bottom-up" approach to equity investing -- looking at companies and industry sectors. We seek companies growing at a premium rate to that of their local country. At the same time, we aim to maintain a risk level no higher than that of the overall international equity market through broad diversification in a variety of markets. Potential countries for investment are chosen largely from the major markets of Europe and the Far East, which are tracked by Morgan Stanley's EAFE Index. (The EAFE Index tracks stock performance in Europe, Australia and the Far East, and is used as a benchmark for international equity investments.) In addition, because broad diversification is a key component of our investment strategy, a portion of the International Equity Portfolio is invested in emerging markets that meet our criteria for political and economic stability and market liquidity.

Market and Portfolio Update

The backdrop of international affairs during much of the twelve-month period covered by this report has been marked by political and economic uncertainties. Sluggish conditions persist in several of the major European, Asian and Latin American economies in which we invest. Moreover, there has been a litany of negative news during the past fiscal year, such as the Chinese aggression toward Taiwan, the indictment of various business leaders in Korea, civil unrest in Indonesia and the recurrence of violence in Northern Ireland. Yet the international equity markets have provided solid investment returns during the period covered by this report, supported by favorable corporate developments and a hospitable level of interest rates and inflation.

Europe
The International Equity Portfolio's largest holdings are concentrated in Europe at 60% of total assets. We have increased the European allocation by approximately 10% during the past year. In our view, Europe is undergoing profound structural change, driven by the recognition that "business as usual" is no longer affordable or desirable. Many European corporations have embarked on U.S.-style restructuring programs to improve corporate profitability, sharpen their company focus and ultimately enhance shareholder value. In order to become more competitive, many European corporations have narrowed their strategic focus to core businesses, and are spinning off low-margin and unproductive assets. At the same time, there has also been a tremendous increase in merger and acquisition activity in Europe. In particular, there has been an increase in mergers within the financial services industry, as well as in the pharmaceutical industry. Two large Swiss drug companies, Ciba Geigy (one of the Portfolio's top holdings) and Sandoz have agreed to merge to form Novartis, which will be the second-largest drug company in the world. Companies continue to build economies of scale across an increasingly unified Europe, which should contribute to a higher long-term earnings outlook. We believe this is an important underpinning of the European markets' recent strength.

In addition, one of the significant long-term attractions in Europe is that corporations are becoming more "shareholder friendly." Many European companies are moving toward international accounting standards and are now disclosing more financial information than they had in the past. Many countries have recently or are in the process of authorizing corporate share repurchases, and stock splits are now occurring for the first time in history in countries such as Germany and Switzerland.

Moreover, European governments are striving toward a monetary union in 1999, which has important macroeconomic implications. Budget deficits must be reduced and inflation contained, which suggests continued fiscal restraint. As a result, many European governments introduced austere budget plans this Fall. Monetary conditions are positive for European stocks, with interest rates at relatively modest levels. In our view, stable interest rates are likely to remain for the foreseeable future.

Our major European holdings are concentrated in Sweden (9.5%), Ireland (8.4%), the United Kingdom (7.8%) and the Netherlands (7.1%). Many of the companies whose stocks we own are major multinationals which derive a modest portion of their earnings from their domestic market. During the reporting period, we also made our first Eastern European investments in Poland (2.5%).

Recent purchases in the International Equity Portfolio include U.K.-based Compass Group, the leading global contract caterer for educational, health care and corporate facilities. We believe the institutional food industry is capable of sustained high growth as companies trim back the breadth of their activities to core operations. Outsourcing food service to efficient institutional operators is a natural progression in many companies. Another recent addition to the Portfolio is the Norwegian capital goods supplier Tomra, the European leader in "reverse vending" machines which accept back food and beverage containers from customers in return for deposit reimbursement. Tomra is expanding rapidly throughout Europe and also throughout the United States where, in selected geographic areas, the company serves as a service and materials handling agent. Our investment in both of these companies illustrate our commitment to progressive industry leaders in rapidly growing businesses.

In 1995, we invested a significant portion of the Portfolio's assets in the European temporary employment industry because of increasing liberalization of labor regulations and the desire of corporations to limit fixed costs. In 1996, however, we sold those investments. French temporary employment company Ecco, agreed to merge with its Swiss competitor, Adia. Our investment in the Dutch employment agency Randstad, in our view, became fully valued, so we sold it and realized a substantial profit.

Asia/Pacific
At present, we have 31% of the Portfolio invested in the markets of the Pacific Rim. The performance of these equity markets have been disappointing in the past twelve months, with the exception of Hong Kong and Malaysia. The largest Pacific market, Japan (10%) has been a relative laggard for much of the past fiscal year. The stock market in Japan has traded in a narrow range over the past three to four months. Despite a materially weakened currency versus its major trading partners (which has improved its export competitiveness), as well as low interest rates, economic recovery in Japan remains problematic.

We continue to find greater investment opportunities in Southeast Asia. In our opinion, the July 1, 1997 transition of Hong Kong from British to Chinese rule could lead to a favorable upward revaluation of that market, a process which in fact has already begun. Residential property prices in Hong Kong, an important barometer of local sentiment, have firmed considerably in the past year. While the long-term implications of the transition are less certain, we believe an overweight position at 6.5% of Portfolio assets in Hong Kong is prudent.

The Pacific Rim is also home to many laggard markets over the past year, such as Korea, Thailand and those of the sub-Continent. Each of these markets had fundamental factors at work which led to their decline. For example, there is political uncertainty in Thailand and Indonesia, and Singapore and South Korea have lowered economic-growth projections. We are diligently searching for new opportunities in some of these lagging Pacific Rim markets. In our view, the strong underlying growth rate of the Pacific Rim economies continues to justify committing a significant portion of the Portfolio's assets to the region.

Other Markets
The remaining 10% of the Portfolio is invested in the Americas, South Africa and Israel. The Latin American markets have performed well in the past year with clear signs that Mexico is on the mend -- interest rates have declined and consumer spending has picked up, which have helped to drive the economy higher. However, we believe that significant risks still exist in Mexico. Given the superior opportunities elsewhere, our Latin American exposure is currently lower than it has been in past years.

The International Equity Portfolio's Top Ten holdings as of October 31, 1996 are:

Company                Country                   Industry
---------------------- ---------------- -------------------------
Ericsson               Sweden                    Telecommunications
Ciba Geigy             Switzerland               Pharmaceuticals
Independent News       Ireland                   Media
Coca Cola Amatil       Australia                 Consumer Nondurable
Nokia                  Finland                   Telecommunications
Wolters Kluwer         Netherlands               Media
Autoliv                Sweden                    Capital Goods
SGL Carbon             Germany                   Engineering
Astra                  Sweden                    Pharmaceuticals
IHC Caland             Netherlands               Oil Services

In closing, thank you for investing in the Smith Barney World Funds - International Equity Portfolio. We look forward to continuing to help you reach your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and
Chief Executive Officer

/s/ James B. Conheady

James B. Conheady
Vice President

/s/ Jeffrey J. Russell

Jeffrey J. Russell
Vice President

November 25, 1996

Announcing a New Systematic Investment Program Monthly Minimum

If you are a shareholder purchasing shares of the International Equity Portfolio through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum investment for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum investment for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program.

Asset Allocation (unaudited)

                    (As a Percentage of Total Investments)

                             International Equity Portfolio     EAFE Index
                            --------------------------------   --------------
                              10/31/96         10/31/95          10/31/96
------------------------  ----------------  ---------------------------------
Europe                          59.88%           51.63%            53.70%
 Austria                         2.19             5.76              0.40
 Belgium                         1.11             0.33              1.20
 Croatia                         0.09            --                --
 Denmark                        --                0.10              0.90
 Finland                         2.12             3.15              0.60
 France                          4.34             2.92              6.80
 Germany                         3.20             3.16              7.30
 Greece                         --                0.19             --
 Ireland                         8.41             7.42              0.30
 Italy                           5.24             4.79              2.70
 Netherlands                     7.13             4.05              4.50
 Norway                          2.61             0.83              0.50
 Poland                          2.50            --                --
 Spain                          --                1.88              2.00
 Sweden                          9.47             9.20              2.40
 Switzerland                     3.66             2.38              5.90
 United Kingdom                  7.81             5.47             18.20
------------------------  ----------------  ---------------------------------
Asia/Pacific                    30.58%           34.94%            46.30%
 Australia                       2.26             2.13              3.00
 Hong Kong                       6.52             5.13              3.60
 India                           2.58             1.57             --
 Indonesia                      --                0.48             --
 Japan                           9.94             9.03             35.40
 Korea                           1.56             2.95             --
 Malaysia                        2.56             4.37              2.60
 New Zealand                    --               --                 0.40
 Philippines                    --                0.14             --
 Singapore                       2.99             6.43              1.30
 Taiwan                         --                0.40             --
 Thailand                        2.17             2.31             --
------------------------  ----------------  ---------------------------------
The Americas                     4.47%            7.86%            --
 Argentina                       0.65             0.63             --
 Canada                         --                1.64             --
 Chile                           1.85             2.74             --
 Mexico                          0.93             2.33             --
 Panama                          1.04             0.52             --
------------------------  ----------------  ---------------------------------
Other                            5.07%            5.57%            --
 Israel                          2.15             1.70             --
 South Africa                    2.04             3.30             --
 Turkey                         --                0.57             --
 Repurchase Agreements           0.88            --                --
------------------------  ----------------  ---------------------------------
Total                          100.00%          100.00%           100.00%
------------------------  ----------------  ---------------------------------

Historical Performance -- Class A Shares

                         Net Asset Value
                       ---------------------
                       Beginning     End        Income      Capital Gain      Total
Year Ended              of Year    of Year    Dividends    Distributions   Returns(1)
--------------------- -----------  --------------------- ----------------  -----------
10/31/96                $17.15      $18.64      $0.17          $0.00          9.78%
--------------------- -----------  --------------------- ----------------  -----------
10/31/95                 18.79       17.15       0.12           0.10         (7.44)
--------------------- -----------  --------------------- ----------------  -----------
10/31/94++               18.71       18.79       0.00           0.00          0.43+
--------------------- -----------  --------------------- ----------------  -----------
12/31/93                 12.35       18.71       0.00           0.16         52.78
--------------------- -----------  --------------------- ----------------  -----------
12/31/92                 12.31       12.35       0.02           0.00          0.49
--------------------- -----------  --------------------- ----------------  -----------
Inception*-12/31/91      11.94       12.31       0.00           0.00          3.10+
--------------------- -----------  --------------------- ----------------  -----------
Total                                           $0.31          $0.26
--------------------- -----------  --------------------- ----------------  -----------


Historical Performance -- Class B Shares

                         Net Asset Value
                       ---------------------
                       Beginning     End        Income      Capital Gain      Total
Year Ended              of Year    of Year    Dividends    Distributions   Returns(1)
--------------------- -----------  --------------------- ----------------  -----------
10/31/96                $17.17      $18.65      $0.04          $0.00           8.89%
--------------------- -----------  --------------------- ----------------  -----------
Inception*-10/31/95      18.38       17.17       0.00           0.10          (6.00)+
--------------------- -----------  --------------------- ----------------  -----------
Total                                           $0.04          $0.10
--------------------- -----------  --------------------- ----------------  -----------


Historical Performance -- Class C Shares

                         Net Asset Value
                       ---------------------
                       Beginning     End        Income      Capital Gain      Total
Year Ended              of Year    of Year    Dividends    Distributions   Returns(1)
--------------------- -----------  --------------------- ----------------  -----------
10/31/96                $16.93      $18.38      $0.04          $0.00          8.85%
--------------------- -----------  --------------------- ----------------  -----------
10/31/95                 18.54       16.93       0.00           0.10         (8.11)
--------------------- -----------  --------------------- ----------------  -----------
10/31/94++               18.58       18.54       0.00           0.00         (0.22)+
--------------------- -----------  --------------------- ----------------  -----------
Inception*-12/31/93      12.35       18.58       0.00           0.16         51.73+
--------------------- -----------  --------------------- ----------------  -----------
Total                                           $0.04          $0.26
--------------------- -----------  --------------------- ----------------

Historical Performance -- Class Y Shares

                          Net Asset Value
                        ---------------------
                        Beginning     End        Income      Capital Gain      Total
Year Ended               of Year    of Year    Dividends    Distributions   Returns(1)
---------------------- -----------  --------------------- ----------------  -----------
10/31/96                 $17.13      $18.64      $0.21          $0.00          10.19%
---------------------- -----------  --------------------- ----------------  -----------
10/31/95                  18.80       17.13       0.17           0.10          (7.11)
---------------------- -----------  --------------------- ----------------  -----------
Inception*-10/31/94++     17.64       18.80       0.00           0.00          (6.58)+
---------------------- -----------  --------------------- ----------------  -----------
Total                                            $0.38          $0.10
---------------------- -----------  --------------------- ----------------  -----------

Historical Performance -- Class Z Shares

                         Net Asset Value
                       ---------------------
                       Beginning     End        Income      Capital Gain      Total
Year Ended              of Year    of Year    Dividends    Distributions   Returns(1)
--------------------- -----------  --------------------- ----------------  -----------
10/31/96                $17.12      $18.62      $0.21          $0.00          10.13%
--------------------- -----------  --------------------- ----------------  -----------
Inception*-10/31/95      18.38       17.12       0.17           0.10          (5.01)+
--------------------- -----------  --------------------- ----------------  -----------
Total                                           $0.38          $0.10
--------------------- -----------  --------------------- ----------------  -----------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Return

                                              Without Sales Charge(1)
                              -----------------------------------------------------
                                Class A    Class B   Class C    Class Y    Class Z
 ----------------------------- ---------  ---------  ---------  -------------------
Year Ended 10/31/96               9.78%      8.89%      8.85%     10.19%     10.13%
 ----------------------------- ---------  ---------  ---------  -------------------
Five Years Ended 10/31/96        10.08        N/A        N/A        N/A        N/A
 ----------------------------- ---------  ---------  ---------  -------------------
Ten Years Ended 10/31/96         10.73        N/A        N/A        N/A        N/A
 ----------------------------- ---------  ---------  ---------  -------------------
Inception* through 10/31/96      10.16       1.18      11.46       3.72      10.24
 ----------------------------- ---------  ---------  ---------  -------------------

                                               With Sales Charge(2)
                              -----------------------------------------------------
                                Class A    Class B   Class C    Class Y    Class Z
 ----------------------------- ---------  ---------  ---------  -------------------
Year Ended 10/31/96               4.31%      3.89%      7.85%     10.19%     10.13%
 ----------------------------- ---------  ---------  ---------  -------------------
Five Years Ended 10/31/96         8.96        N/A        N/A        N/A        N/A
 ----------------------------- ---------  ---------  ---------  -------------------
Ten Years Ended 10/31/96         10.16        N/A        N/A        N/A        N/A
 ----------------------------- ---------  ---------  ---------  -------------------
Inception* through 10/31/96      11.10      (0.83)     11.46       3.72      10.24
 ----------------------------- ---------  ---------  ---------  -------------------

Cumulative Total Return

                                              Without
                                          Sales Charge(1)
----------------------------------------  ----------------
Class A (10/31/86 through 10/31/96)            177.19%
----------------------------------------  ----------------
Class B (Inception* through 10/31/96)            2.35
----------------------------------------  ----------------
Class C (Inception* through 10/31/96)           51.44
----------------------------------------  ----------------
Class Y (Inception* through 10/31/96)            9.08
----------------------------------------  ----------------
Class Z (Inception* through 10/31/96)            4.59
----------------------------------------  ----------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, C, Y and Z shares are November 22, 1991, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively. Average Annual Total Returns and Cumulative Total Returns for Class A shares include the returns of the Fenimore International Fund whose management was assumed by the Portfolio on November 22, 1991. Fenimore International Fund began operation on February 18, 1986.

  Historical Performance (unaudited)

               Growth of $10,000 Invested in Class A Shares of
                    the International Equity Portfolio vs.
                        MSCI EAFE-GDP Weighted Index+

                         October 1986 -- October 1996

[Line Chart]

9497    10000
12181   13856
9439    11930
10623   13646
10571   14726
11265   15778
12378   16526
13174   16783
12601   16172
14045   16478
16286   16758
17909   16202
18570   15577
18567   19162
23561   21312
24726   23316
25926   23600
22820   24195
23999   23815
26558   26963
26346   26467

International Equity Portfolio
MSCI EAFE-GDP Weighted Index

+ Hypothetical illustration of $10,000 invested in Class A shares on October
  31, 1986, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Morgan Stanley Capital International EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Schedule of Investments                                      October 31, 1996

    SHARES                                 SECURITY                                  VALUE
 -------------- --------------------------------------------------------------  ----------------
STOCKS -- 99.1%
Argentina -- 0.6%
   30,500        Quilmes Industrial S.A. ADR                                      $   312,625
  750,000        Quilmes Industrial S.A. Preferred ADR                              7,875,000
 -------------- --------------------------------------------------------------  ----------------
                                                                                    8,187,625
 -------------- --------------------------------------------------------------  ----------------
Australia -- 2.3%
2,070,815        Coca-Cola Amatil Ltd.                                             28,494,893
 -------------- --------------------------------------------------------------  ----------------
Austria -- 2.2%
  200,000        Baumax Aktiengesellschaft AG Preferred                             6,010,744
   60,000        VA Technologie AG                                                  8,396,258
   37,833        VAE Eisenbahnsysteme AG                                            3,371,982
   75,000        Wolford AG                                                         9,896,597
 -------------- --------------------------------------------------------------  ----------------
                                                                                   27,675,581
 -------------- --------------------------------------------------------------  ----------------
Belgium -- 1.1%
   85,000        Barco Industries N.V. (a)                                         13,980,442
 -------------- --------------------------------------------------------------  ----------------
Chile -- 1.9%
  350,000        Embotelladora Andina S.A. ADR                                     12,075,000
  400,000        Santa Isabel S.A. ADR                                             11,250,000
 -------------- --------------------------------------------------------------  ----------------
                                                                                   23,325,000
 -------------- --------------------------------------------------------------  ----------------
Croatia -- 0.1%
   25,000        Pliva D.D. GDR (a)                                                 1,218,750
 -------------- --------------------------------------------------------------  ----------------
Finland -- 2.1%
   80,000        Nokia Corp., Class A Shares ADR                                    3,710,000
  500,000        Nokia OY AB Class A Shares                                        23,080,558
 -------------- --------------------------------------------------------------  ----------------
                                                                                   26,790,558
 -------------- --------------------------------------------------------------  ----------------
France -- 4.3%
   35,000        Carrefour Supermarche S.A.                                        19,438,354
   67,599        Castorama Dubois Investisse                                       11,579,250
  113,105        Group Axime (a)                                                   11,757,323
   80,000        Incom Ltd. (a)(b)                                                  1,299,871
  160,000        Sidel S.A.                                                        10,683,998
 -------------- --------------------------------------------------------------  ----------------
                                                                                   54,758,796
 -------------- --------------------------------------------------------------  ----------------
Germany -- 3.2%
  225,000        SGL Carbon AG                                                     24,950,436
   17,000        Systeme Anwendungen Produkte in der Datenverarbeitung AG           2,286,215
  200,000        Systeme Anwendungen Produkte in der Datenverarbeitung AG
                   Preferred Non-Voting Shares (c)                                  8,725,000
   33,000        Systeme Anwendungen Produkte in der Datenverarbeitung AG
                   Preferred Voting Shares                                          4,444,489
 -------------- --------------------------------------------------------------  ----------------
                                                                                   40,406,140
 -------------- --------------------------------------------------------------  ----------------

                       See Notes to Financial Statements.

                                      11

Schedule of Investments (continued)                           October 31, 1996

    SHARES                                 SECURITY                                  VALUE
 -------------- --------------------------------------------------------------  ----------------
Hong Kong -- 6.5%
  2,000,000      Cheung Kong Holdings Ltd.                                        $  16,036,626
  2,500,000      Guoco Group Ltd.                                                    13,223,750
  8,400,000      Hong Kong & China Gas Co. Ltd.                                      14,774,388
    700,000      Hong Kong & China Gas Co. Ltd. Warrants, Expire 9/30/97 (a)            258,009
  3,000,000      Hutchinson Whampoa Ltd.                                             20,951,075
  1,500,000      Sun Hung Kai Properties Ltd.                                        17,071,247
 -------------- --------------------------------------------------------------  ----------------
                                                                                     82,315,095
 -------------- --------------------------------------------------------------  ----------------
India -- 2.6%
    350,000      BSES Ltd. GDR (a)                                                    6,650,000
    900,000      Larsen & Toubro Ltd. GDR                                            13,500,000
    166,667      Mahindra & Mahindra Ltd. GDR (a)                                     1,666,670
    990,877      Mahindra & Mahindra Ltd. GDR (a)(c)                                  9,908,770
     20,000      The India Magnum Fund N.V. Class B Shares (b)                          870,000
 -------------- --------------------------------------------------------------  ----------------
                                                                                     32,595,440
 -------------- --------------------------------------------------------------  ----------------
Ireland -- 8.4%
  2,067,277      Bank of Ireland                                                     17,096,894
  1,527,557      CRH PLC                                                             15,816,463
  1,383,342      Grafton Group PLC                                                   15,426,769
  3,020,682      Greencore Group PLC                                                 17,605,277
  5,483,227      Independent Newspapers PLC                                          29,234,951
  1,557,284      Irish Continental Group PLC                                         11,028,385
 -------------- --------------------------------------------------------------  ----------------
                                                                                    106,208,739
 -------------- --------------------------------------------------------------  ----------------
Israel -- 2.1%
  1,036,722      Blue Square Chain Stores Properties & Investments                    8,238,305
    450,000      Teva Pharmaceutical Industries Ltd. ADR                             18,843,750
 -------------- --------------------------------------------------------------  ----------------
                                                                                     27,082,055
 -------------- --------------------------------------------------------------  ----------------
Italy -- 5.3%
    235,000      Gucci Group N.V. NY Registered Shares                               16,215,000
    861,500      Industria Macchine Automatiche                                       3,420,206
    300,000      Industrie Natuzzi S.p.A. ADR                                        13,612,500
    200,000      Luxottica Group S.p.A. ADR                                          12,700,000
    293,000      Safilo S.p.A.                                                        5,207,085
  1,095,000      Societa Trenno S.p.A.                                                2,151,944
  6,250,000      Telecom Italia Mobile S.p.A.                                        12,892,802
 -------------- --------------------------------------------------------------  ----------------
                                                                                     66,199,537
 -------------- --------------------------------------------------------------  ----------------
Japan -- 10.0%
        500      Bank of Tokyo-Mitsubishi                                                10,199
    194,300      Bunkyodo Co. Ltd.                                                    3,331,150
    671,000      Canon Inc.                                                          12,860,735
    146,300      H.I.S. Co. Ltd.                                                      7,769,052
  1,040,000      Hitachi Ltd.                                                         9,235,098
  1,666,000      Itochu Corp.                                                        10,062,792
    110,000      Japan Associated Finance Co. Ltd.                                    9,061,896


                       See Notes to Financial Statements.

                                      12

Schedule of Investments (continued)                          October 31, 1996

    SHARES                                 SECURITY                                  VALUE
 -------------- --------------------------------------------------------------  ----------------
Japan -- 10.0% (continued)
  1,120,000      Kajima Corp.                                                      $  9,640,232
    642,000      Matsushita Electric Industrial Co. Ltd.                             10,272,903
      2,800      NIC Corp.                                                               39,388
        800      Nippon Denwa Shisetsu Co. Ltd.                                           8,722
    612,000      Nomura Securities Co. Ltd.                                          10,115,702
    257,000      Noritsu Koki Co. Ltd.                                               13,444,259
        350      NTT Data Communications Systems Co.                                 10,370,142
    258,951      Sato Corp.                                                           5,236,393
     67,000      Shohkoh Fund                                                        14,078,600
 -------------- --------------------------------------------------------------  ----------------
                                                                                    125,537,263
 -------------- --------------------------------------------------------------  ----------------
Korea -- 1.6%
     98,730      Daehan City Gas Co.                                                  8,117,575
      4,460      Hung Chang Products Co. (a)                                            341,598
    365,400      Korea Electric Power Corp.                                          10,736,014
      5,000      Samchully Co.                                                          410,797
        130      Samsung Fire & Marine Insurance                                         68,686
 -------------- --------------------------------------------------------------  ----------------
                                                                                     19,674,670
 -------------- --------------------------------------------------------------  ----------------
Malaysia -- 2.6%
  3,750,000      Metroplex Berhad                                                     4,318,874
  6,000,000      Renong Berhad                                                        9,451,063
  1,200,000      Renong Berhad - 4% ICULS Rights (a)                                    439,308
    750,000      Renong Berhad - Warrants, Expire 11/21/00 (a)                          305,735
  3,000,000      Sungei Way Holdings Berhad                                          17,097,400
    250,000      Sungei Way Holdings Berhad Warrants, Expire 6/29/99 (a)                766,810
 -------------- --------------------------------------------------------------  ----------------
                                                                                     32,379,190
 -------------- --------------------------------------------------------------  ----------------
Mexico -- 0.9%
  2,382,438      Gruma S.A. de C.V. Class B Shares                                   11,793,955
 -------------- --------------------------------------------------------------  ----------------
Netherlands -- 7.1%
    400,000      Elsag Bailey Process Automation N.V. (a)                             6,850,000
    107,500      Heineken N.V.                                                       20,315,909
    150,000      Hunter Douglas N.V.                                                 10,613,833
    400,000      IHC Caland N.V.                                                     22,336,223
      9,725      Royal Dutch Petroleum Co.                                            1,606,784
     15,275      Royal Dutch Petroleum Co. ADR                                        2,524,194
    200,631      Wolters Kluwer N.V.                                                 25,802,005
 -------------- --------------------------------------------------------------  ----------------
                                                                                     90,048,948
 -------------- --------------------------------------------------------------  ----------------
Norway -- 2.6%
  1,222,500      Schibsted A.S.A. Group                                              18,696,472
  1,000,000      Tomra Systems A.S.A.                                                14,195,633
 -------------- --------------------------------------------------------------  ----------------
                                                                                     32,892,105
 -------------- --------------------------------------------------------------  ----------------
Panama -- 1.0%
    300,000      Panamerican Beverages Inc. ADR                                      13,087,500
 -------------- --------------------------------------------------------------  ----------------

                       See Notes to Financial Statements.

                                      13

Schedule of Investments (continued)                                            October 31, 1996

    SHARES                                 SECURITY                                  VALUE
 -------------- --------------------------------------------------------------  ----------------
Poland -- 2.5%
    150,000      Bank Slaski S.A. Katowicach                                       $ 13,874,066
    254,408      Debica S.A. (a)                                                      5,158,753
  1,500,000      Elektrim Spolka Akcyjna S.A.                                        12,540,021
 -------------- --------------------------------------------------------------  ----------------
                                                                                     31,572,840
 -------------- --------------------------------------------------------------  ----------------
Singapore -- 3.0%
  2,100,000      Cerebos Pacific Ltd.                                                16,245,564
  5,000,000      DBS Land Ltd.                                                       15,755,855
    601,800      Fraser & Neave Ltd.                                                  2,797,580
    986,000      Sembawang Maritime Ltd.                                              2,603,208
 -------------- --------------------------------------------------------------  ----------------
                                                                                     37,402,207
 -------------- --------------------------------------------------------------  ----------------
South Africa -- 2.0%
  1,250,000      Barlow Ltd.                                                         10,893,885
     90,000      Investec Bank Ltd.                                                   2,119,114
    568,000      Investec Holdings Ltd.                                              11,558,490
    100,000      Metro Cash & Carry Ltd. GDR                                          1,188,000
 -------------- --------------------------------------------------------------  ----------------
                                                                                     25,759,489
 -------------- --------------------------------------------------------------  ----------------
Sweden -- 9.5%
    503,570      Astra AB A Shares                                                   23,166,751
    600,000      Autoliv AB                                                          25,500,800
    675,000      Getinge Industrier AB Class B Shares                                12,339,097
    500,000      Iro AB                                                               5,712,545
  1,000,000      Nobel Biocare AB                                                    16,909,132
  1,144,000      Telefonaktiebolaget LM Ericsson Class B Shares                       4,862,000
    176,000      Telefonaktiebolaget LM Ericsson Class B Shares ADR                  31,020,184
 -------------- --------------------------------------------------------------  ----------------
                                                                                    119,510,509
 -------------- --------------------------------------------------------------  ----------------
Switzerland -- 3.7%
     25,000      Ciba-Geigy AG                                                       30,924,764
      2,000      Roche Holdings AG                                                   15,190,276
      2,000      Roche Holdings AG Warrants, Expire 5/5/98 (a)                           53,230
 -------------- --------------------------------------------------------------  ----------------
                                                                                     46,168,270
 -------------- --------------------------------------------------------------  ----------------
Thailand -- 2.1%
  6,342,423      Bangkok Metropolitan Bank Public Co. Ltd.                            3,232,758
    750,000      Central Pattana Public Co. Ltd.                                      2,999,412
  1,307,800      Finance One Public Co. Ltd.                                          3,691,888
     36,360      Finance One Public Co. Ltd. Warrants, Expire 3/15/99 (a)                64,152
  2,500,000      Krung Thai Bank Public Co. Ltd.                                      6,763,380
         31      Saha Pathana International Holding Public Co. Ltd.                          83
  1,500,000      Total Access Communication Public Co. Ltd.                          10,350,000
 -------------- --------------------------------------------------------------  ----------------
                                                                                     27,101,673
 -------------- --------------------------------------------------------------  ----------------

                       See Notes to Financial Statements.

                                      14

Schedule of Investments (continued)                                            October 31, 1996

    SHARES                                 SECURITY                                  VALUE
 -------------- --------------------------------------------------------------  ----------------
United Kingdom -- 7.8%
  1,000,000    Compass Group PLC                                                  $    9,933,236
  2,000,000    Dixons Group PLC                                                       17,863,540
  1,013,859    Misys PLC                                                              14,982,528
  3,000,000    Rentokil Group PLC                                                     20,151,441
    300,000    Reuters Holdings PLC ADR                                               22,312,500
  1,300,000    Serco Group PLC                                                        13,410,682
          3    SmithKline Beecham                                                             37
 -------------- --------------------------------------------------------------  ----------------
                                                                                      98,653,964
 -------------- --------------------------------------------------------------  ----------------
               TOTAL STOCKS
               (Cost -- $1,014,270,083)                                            1,250,821,234
 -------------- --------------------------------------------------------------  ----------------
     FACE
  AMOUNT+      SECURITY                                                        VALUE
 -------------- --------------------------------------------------------------  ----------------
BONDS -- 0.1%
Singapore -- 0.1%
    500,000    Sembawang Maritime Ltd. ICULS, 1.500% due 10/25/98                        432,931
 -------------- --------------------------------------------------------------  ----------------
Thailand -- 0.0%
  3,636,000    Finance One Public Co. Ltd., Unsecured Debt,
                 3.750% due 3/15/01                                                      142,560
 -------------- --------------------------------------------------------------  ----------------
               TOTAL BONDS
               (Cost -- $457,737)                                                        575,491
 -------------- --------------------------------------------------------------  ----------------
REPURCHASE AGREEMENT -- 0.8%
$11,127,000    CS First Boston Corp., 5.470% due 11/1/96; Proceeds at
               maturity -- $11,128,691; (Fully collateralized by
               U.S. Treasury Bill due 3/27/97; Market value -- $11,354,723)
               (Cost -- $11,127,000)                                                  11,127,000
 -------------- --------------------------------------------------------------  ----------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $1,025,854,820*)                                          $1,262,523,725
 -------------- --------------------------------------------------------------  ----------------

(a) Non-income producing security.
(b) Restricted security (See Note 9).
(c) Security exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.
 +  Represents local currency.
 *  Aggregate cost for Federal income tax purposes is $1,041,449,361.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities                           October 31, 1996

ASSETS:
 Investments, at value (Cost -- $1,025,854,820)                           $1,262,523,725
 Cash                                                                            851,422
 Receivable for Fund shares sold                                              17,586,638
 Receivable for securities sold                                                2,949,090
 Dividends and interest receivable                                             1,099,282
 Receivable for open forward foreign currency contracts (Note 5)                  30,038
 Other assets                                                                    195,580
 ------------------------------------------------------------------------ ---------------
 Total Assets                                                              1,285,235,775
 ------------------------------------------------------------------------ ---------------
LIABILITIES:
 Payable to bank                                                               4,663,957
 Payable for securities purchased                                              2,404,439
 Management fees payable                                                         930,942
 Payable for Fund shares purchased                                               557,955
 Distribution fees payable                                                       216,201
 Payable for open forward foreign currency contracts (Note 5)                     13,814
 Accrued expenses                                                                935,841
 ------------------------------------------------------------------------ ---------------
 Total Liabilities                                                             9,723,149
 ------------------------------------------------------------------------ ---------------
Total Net Assets                                                          $1,275,512,626
 ------------------------------------------------------------------------ ---------------
NET ASSETS:
 Par value of capital shares                                              $       68,596
 Capital paid in excess of par value                                       1,127,327,882
 Accumulated net investment loss                                             (14,136,552)
 Accumulated net realized loss on investments and foreign currencies         (74,031,916)
 Net unrealized appreciation of investments and foreign currencies           236,284,616
 ------------------------------------------------------------------------ ---------------
Total Net Assets                                                          $1,275,512,626
 ------------------------------------------------------------------------ ---------------
Shares Outstanding:
 Class A                                                                      27,562,420
 ------------------------------------------------------------------------ ---------------
 Class B                                                                      11,382,540
 ------------------------------------------------------------------------ ---------------
 Class C                                                                      12,486,216
 ------------------------------------------------------------------------ ---------------
 Class Y                                                                      10,753,262
 ------------------------------------------------------------------------ ---------------
 Class Z                                                                       6,411,931
 ------------------------------------------------------------------------ ---------------
Net Asset Value:
 Class A (and redemption price)                                                    $18.64
 ------------------------------------------------------------------------ ---------------
 Class B *                                                                         $18.65
 ------------------------------------------------------------------------ ---------------
 Class C **                                                                        $18.38
 ------------------------------------------------------------------------ ---------------
 Class Y (and redemption price)                                                    $18.64
 ------------------------------------------------------------------------ ---------------
 Class Z (and redemption price)                                                    $18.62
 ------------------------------------------------------------------------ ---------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)                        $19.62
 ------------------------------------------------------------------------ ---------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

                       See Notes to Financial Statements.

Statement of Operations                 For the Year Ended October 31, 1996

INVESTMENT INCOME:
 Dividends                                                     $ 17,143,102
 Interest                                                         1,781,301
 Less: Foreign withholding tax                                   (1,659,602)
 ------------------------------------------------------------  --------------
 Total Investment Income                                         17,264,801
 ------------------------------------------------------------  --------------
EXPENSES:
 Management fees (Note 2)                                        10,047,384
 Distribution fees (Note 2)                                       5,466,532
 Shareholder and system servicing fees                            1,133,895
 Custody                                                          1,011,600
 Registration fees                                                  242,821
 Shareholder communications                                          99,999
 Directors' fees                                                     85,000
 Audit and legal                                                     72,000
 Other                                                               95,570
 ------------------------------------------------------------  --------------
 Total Expenses                                                  18,254,801
 Less: Custody earning credits (Note 2)                            (720,826)
 ------------------------------------------------------------  --------------
 Net Expenses                                                    17,533,975
 ------------------------------------------------------------  --------------
Net Investment Loss                                                (269,174)
 ------------------------------------------------------------  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
 Realized Gain (Loss) From:
  Security transactions (excluding short-term securities)         7,174,734
  Foreign currency transactions                                  (1,046,113)
 ------------------------------------------------------------  --------------
 Net Realized Gain                                                6,128,621
 ------------------------------------------------------------  --------------
 Change in Net Unrealized Appreciation
  of Investments and Foreign Currencies:
  Beginning of year                                             137,475,608
  End of year                                                   236,284,616
 ------------------------------------------------------------  --------------
 Increase in Net Unrealized Appreciation                         98,809,008
 ------------------------------------------------------------  --------------
Net Gain on Investments and Foreign Currencies                  104,937,629
 ------------------------------------------------------------  --------------
Increase in Net Assets From Operations                         $104,668,455
 ------------------------------------------------------------  --------------

                       See Notes to Financial Statements.

Statements of Changes in Net Assets             For the Years Ended October 31,

                                                       1996             1995
------------------------------------------------- ---------------  ---------------
OPERATIONS:
 Net investment income (loss)+                    $     (269,174)  $    3,962,208
 Net realized gain (loss)                              6,128,621      (80,001,326)
 Increase in net unrealized appreciation              98,809,008       13,107,470
------------------------------------------------- ---------------  ---------------
 Increase (Decrease) in
   Net Assets From Operations                        104,668,455      (62,931,648)
------------------------------------------------- ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                (8,277,473)      (5,701,557)
 Net realized gains                                           --       (5,853,998)
------------------------------------------------- ---------------  ---------------
 Decrease in Net Assets From
   Distributions to Shareholders                      (8,277,473)     (11,555,555)
------------------------------------------------- ---------------  ---------------
FUND SHARE TRANSACTIONS (NOTE 8):
 Net proceeds from sale of shares                    947,882,501      839,540,327
 Net asset value of shares issued
   for reinvestment of dividends                       7,626,220       93,380,401
 Net asset value of shares issued
   in connection with the transfer of
   the Smith Barney Global Opportunities
   Fund's net assets (Note 10)                                --       11,124,277
 Cost of shares reacquired                          (823,699,952)    (750,066,019)
------------------------------------------------- ---------------  ---------------
 Increase in Net Assets From
   Fund Share Transactions                           131,808,769      193,978,986
------------------------------------------------- ---------------  ---------------
Increase in Net Assets                               228,199,751      119,491,783
NET ASSETS:
 Beginning of year                                 1,047,312,875      927,821,092
------------------------------------------------- ---------------  ---------------
 End of year*                                     $1,275,512,626   $1,047,312,875
------------------------------------------------- ---------------  ---------------
* Includes accumulated net investment loss of:    $  (14,726,422)  $   (5,133,662)
------------------------------------------------- ---------------  ---------------

+ For the years ended October 31, 1996 and 1995, net investment income for Federal income tax purposes are $1,483,342 and $7,433,801, respectively.

                       See Notes to Financial Statements.

Notes to Financial Statements

  1. Significant Accounting Policies

  The International Equity Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company and consists of this Portfolio and five other separate investment portfolios: European, Pacific, International Balanced, Global Government Bond and Emerging Markets Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

  The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each portfolio and class; management fees and general expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

  2. Management Agreement and Other Transactions

  Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The Portfolio pays SBMFM a management fee calculated at the annual rate of 0.85% of average daily net assets. This fee is calculated daily and paid monthly.

  Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Portfolio's shares and as such received sales charges of approximately $1,248,000 on sales of the Portfolio's Class A shares for the year ended October 31, 1996. In addition, SB received brokerage commissions of $31,532.

  There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

  For the year ended October 31, 1996, CDSCs paid to SB were approximately:

          Class A     Class B    Class C
--------  --------- ----------- ----------
CDSCs     $18,000    $390,000    $22,000
--------  --------- ----------- ----------

  Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Portfolio also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each respective class. For the year ended October 31, 1996, total Distribution Plan fees incurred were:

                            Class A       Class B       Class C
------------------------ ------------- -------------  ------------
Distribution Plan Fees     $1,284,971    $1,811,343   $2,370,218
------------------------ ------------- -------------  ------------

  All officers and three Directors of the Fund are employees of SB.

  The Portfolio has an arrangement with its custodian, The Bank of New York, whereby it earns custody earnings credits on available cash balances. These credits offset custody fees which may be charged to the Portfolio during the current year. These credits totalled $720,826 for the year ended October 31, 1996.

  3. Investments

  During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

 ----------------------------
Purchases      $626,828,494
 ------------ ---------------
Sales           531,543,470
 ------------ ---------------

  At October 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------
Gross unrealized appreciation     $285,172,156
Gross unrealized depreciation      (64,097,792)
 -------------------------------  ---------------
Net unrealized appreciation       $221,074,364
 -------------------------------  ---------------

  4. Capital Loss Carryforward

  At October 31, 1996, the Fund had, for Federal income tax purposes, approximately $73,454,000 of capital loss carryforwards, available to offset future realized capital gains through 2003. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, if any, such gains will not be distributed.

  5. Forward Foreign Currency Contracts

  At October 31, 1996, the International Equity Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) of the contracts is reflected in the accompanying financial statements as follows:

                           Local         Market     Settlement   Unrealized
Foreign Currency          Currency       Value         Date      Gain (Loss)
---------------------- ------------- ------------- ------------  ------------
To Sell:
 Singapore Dollar         1,544,607    $1,096,329    11/2/96      $ (5,351)
 Singapore Dollar         1,426,504     1,012,621    11/5/96        (6,197)
 Singapore Dollar           862,870       612,543    11/6/96        (2,266)
---------------------- ------------- ------------- ------------  ------------
                                        2,721,493                  (13,814)
---------------------- ------------- ------------- ------------  ------------
To Buy:
 Austrian Schilling       7,246,926       680,769    11/4/96         1,314
 Belgian Franc           52,148,021     1,672,009    11/6/96        28,724
---------------------- ------------- ------------- ------------  ------------
                                        2,352,778                   30,038
---------------------- ------------- ------------- ------------  ------------
Total Unrealized Gain
  on Forward Foreign
  Currency Contracts                                              $ 16,224
---------------------- ------------- ------------- ------------  ------------

  6. Option Contracts

  Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

  At October 31, 1996, the Portfolio had no open purchased call or put option contracts.

  7. Portfolio Concentration

  The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

  In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

  8. Capital Shares

  At October 31, 1996, the Fund had one billion shares of $0.001 par value capital stock authorized. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective November 7, 1994, the Portfolio adopted a new class structure, renaming the existing Class B and D shares as Class C and Y shares, respectively.

  At October 31, 1996, total paid-in capital amounted to the following for each class:

                            Class A         Class B         Class C          Class Y        Class Z
----------------------- --------------- --------------- --------------- ---------------  --------------
Total Paid-in Capital     $404,656,739    $195,070,413    $219,917,758    $196,228,679    $111,522,889
----------------------- --------------- --------------- --------------- ---------------  --------------

  Transactions in shares of each class were as follows:

                                        Year Ended                       Year Ended
                                     October 31, 1996                 October 31, 1995
                             --------------------------------  --------------------------------
                                 Shares           Amount          Shares           Amount
 ------------------------------------------ ----------------  ---------------  ----------------
Class A+
Shares sold                    29,809,743     $ 540,225,017      27,052,101     $ 456,819,952
Shares issued on
  reinvestment                    270,352         4,617,617         381,728         6,459,617
Net asset value of shares
  issued in connection with
  the transfer of the Smith
  Barney Global
  Opportunities Fund's
  net assets (Note 10)                 --                --       2,644,564        42,841,936
Shares redeemed               (31,054,593)     (565,101,407)    (33,032,842)     (563,944,315)
 ------------------------------------------ ----------------  ---------------  ----------------
Net Decrease                     (974,498)    $ (20,258,773)     (2,954,449)    $ (57,822,810)
 ------------------------------------------ ----------------  ---------------  ----------------


                                      23

                                        Year Ended                       Year Ended
                                     October 31, 1996                 October 31, 1995
                             --------------------------------  --------------------------------
                                 Shares           Amount          Shares           Amount
 ------------------------------------------ ----------------  ---------------  ----------------
Class B
Shares sold                    12,723,350     $ 229,942,996      8,253,070      $141,165,360
Shares issued on
  reinvestment                     19,196           330,185         10,057           170,775
Net asset value of shares
  issued in connection with
  the transfer of the Smith
  Barney Global
  Opportunities Fund's
  net assets (Note 10)                 --                --      2,530,152        41,165,567
Shares redeemed                (8,709,898)     (158,190,577)    (3,443,387)      (58,904,930)
 ------------------------------------------ ----------------  ---------------  ----------------
Net Increase                    4,032,648     $  72,082,604      7,349,892      $123,596,772
 ------------------------------------------ ----------------  ---------------  ----------------
Class C+++
Shares sold                     2,740,842     $  48,948,469      4,075,720      $ 68,114,061
Shares issued on
  reinvestment                     34,000           576,308         95,745         1,596,967
Net asset value of shares
  issued in connection with
  the transfer of the Smith
  Barney Global
  Opportunities Fund's
  net assets (Note 10)                 --                --         45,583           731,143
Shares redeemed                (4,471,834)      (79,543,267)    (5,541,907)      (92,568,298)
 ------------------------------------------ ----------------  ---------------  ----------------
Net Decrease                   (1,696,992)    $ (30,018,490)    (1,324,859)     $(22,126,127)
 ------------------------------------------ ----------------  ---------------  ----------------
Class Y++
Shares sold                     5,706,318     $ 105,704,162      4,490,914      $ 78,396,629
Shares issued on
  reinvestment                     54,561           928,635         90,293         1,615,451
Shares redeemed                  (676,092)      (12,631,569)    (1,506,764)      (25,329,659)
 ------------------------------------------ ----------------  ---------------  ----------------
Net Increase                    5,084,787     $  94,001,228      3,074,443      $ 54,682,421
 ------------------------------------------ ----------------  ---------------  ----------------
Class Z
Shares sold                     1,285,495     $  23,061,857      5,456,298      $ 95,044,325
Shares issued on
  reinvestment                     68,987         1,173,475         74,959         1,281,467
Net asset value of shares
  issued in connection with
  the transfer of the Smith
  Barney Global
  Opportunities Fund's
  net assets (Note 10)                 --                --        534,101         8,641,755
Shares redeemed                  (455,720)       (8,233,132)      (552,189)       (9,318,817)
 ------------------------------------------ ----------------  ---------------  ----------------
Net Increase                      898,762     $  16,002,200      5,513,169      $ 95,648,730
 ------------------------------------------ ----------------  ---------------  ----------------

  * For Class B and Z shares, transactions are for the period from November 7, 1994 (inception date) to October 31, 1995.
  + On October 10, 1994, the former Class C shares were exchanged into Class A shares.
+++ On November 7, 1994, the former Class B shares were renamed Class C shares.
 ++ On November 7, 1994, the former Class D shares were renamed Class Y shares.

  9. Restricted Securities

  The Portfolio's investment in the following security is restricted as to resale and is valued under the direction of the Portfolio's Board of Directors in good faith, at fair value, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to restricted securities. At October 31, 1996, the Portfolio held the following restricted security:

               Acquisition                             % of
   Security        Date       Shares     Price      Net Assets
 --------------------------  -------- -----------  -------------
Incom Inc.       5/13/86      80,000    83.0 FF*       0.10%
 --------------------------  -------- -----------  -------------

*FF = French Franc

  10. Transfer of Net Assets

  On April 21, 1995, the Portfolio acquired the assets and certain liabilities of the Smith Barney Global Opportunities Fund Inc. ("SBGO"), pursuant to a plan of reorganization approved by SBGO shareholders on April 20, 1995. Total shares issued by the Portfolio and the total net assets of SBGO and the Portfolio on the date of the transfer were as follows:

                Shares         Total Net       Total Net
 Acquired      Issued by       Assets of       Assets of
   Fund      the Portfolio       SBGO        the Portfolio
---------- ---------------- --------------  ----------------
SBGO           5,754,400      $93,380,401     $914,449,443
---------- ---------------- --------------  ----------------

  The total net assets of SBGO before acquisition included unrealized appreciation of $1,382,587. The total net assets of the Portfolio immediately after the acquisition were $1,007,829,844. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code.

Financial Highlights

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                           1996(1)      1995     1994(2)(3)     1993        1992
------------------------------------- ----------- ----------- ---------------------- -----------
Net Asset Value, Beginning of Year       $17.15     $18.79      $18.71      $12.35      $12.31
------------------------------------- ----------- ----------- ---------------------- -----------
Income (Loss) From Operations:
 Net investment income (loss)              0.01       0.08*      (0.01)      (0.01)       0.02
 Net realized and
   unrealized gain (loss)                  1.65      (1.50)       0.09        6.53        0.04
------------------------------------- ----------- ----------- ---------------------- -----------
Total Income (Loss) From Operations        1.66      (1.42)       0.08        6.52        0.06
------------------------------------- ----------- ----------- ---------------------- -----------
Less Distributions From:
 Net investment income                    (0.17)     (0.12)      --          --          (0.02)
 Net realized gains(4)                    --         (0.10)      --          (0.16)      --
------------------------------------- ----------- ----------- ---------------------- -----------
Total Distributions                       (0.17)     (0.22)      --          (0.16)      (0.02)
------------------------------------- ----------- ----------- ---------------------- -----------
Net Asset Value, End of Year             $18.64     $17.15      $18.79      $18.71      $12.35
------------------------------------- ----------- ----------- ---------------------- -----------
Total Return                               9.78%     (7.44)%      0.43%++    52.78%       0.49%
------------------------------------- ----------- ----------- ---------------------- -----------
Net Assets, End of Year (000s)         $513,870   $489,533    $591,598    $355,926    $122,605
------------------------------------- ----------- ----------- ---------------------- -----------
Ratios to Average Net Assets:
 Expenses(5)                               1.35%      1.36%       1.35%+      1.35%       1.56%
 Net investment income (loss)              0.17       0.50       (0.05)+     (0.10)       0.24
------------------------------------- ----------- ----------- ---------------------- -----------
Portfolio Turnover Rate                      46%        42%         35%         27%         20%
------------------------------------- ----------- ----------- ---------------------- -----------
Average commissions per share paid on
  equity transactions(6)                 $ 0.02     $ 0.01       --          --          --
------------------------------------- ----------- ----------- ---------------------- -----------

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2) For the period from January 1, 1994 to October 31, 1994.
(3) On October 10, 1994, the former Class C shares were exchanged into Class A shares; therefore Class C share activity for the period from January 1, 1994 to October 10, 1994 is included with Class A share activity.
(4) Distributions from net investment income include short-term capital gains for Federal income tax purposes, if any.
(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for Class A would be 1.29% and 1.28%, respectively; prior year numbers have not been restated to reflect these credits.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 *  Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

For a share of each class of capital stock outstanding throughout each year:

                                     Class B Shares                      Class C Shares
                                  ---------------------- ----------------------------------------------
                                   1996(1)    1995(2)     1996(1)     1995(3)     1994(4)     1993(5)
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Net Asset Value,
  Beginning of Year                 $17.17    $18.38       $16.93      $18.54      $18.58       $12.35
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Income (Loss)
From Operations:
 Net investment income (loss)         0.08)     0.06*       (0.13)      (0.06)*     (0.11)        0.14
 Net realized and  unrealized
  gain (loss)                         1.60     (1.17)        1.62       (1.45)       0.07         6.25
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Total Income (Loss)
  From Operations                     1.52     (1.11)        1.49       (1.51)      (0.04)        6.39
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Less Distributions From:
 Net investment income               (0.04)       --        (0.04)         --          --           --
 Net realized gains(6)                 --      (0.10)       --          (0.10)         --        (0.16)
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Total Distributions                  (0.04)    (0.10)       (0.04)      (0.10)         --        (0.16)
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Net Asset Value, End of Year        $18.65    $17.17       $18.38      $16.93      $18.54       $18.58
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Total Return                          8.89%    (6.00)%++     8.85%      (8.11)%     (0.22)%++    51.73%++
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Net Assets,
  End of Year (000s)              $212,294  $126,171     $229,514    $240,090    $287,458     $114,951
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Ratios to Average Net Assets:
 Expenses(7)                          2.11%     2.13%+       2.15%       2.16%       2.10%+       2.14%+
 Net investment income (loss)        (0.58)     0.34+       (0.63)      (0.34)      (0.77)+      (1.08)+
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Portfolio Turnover Rate                 46%       42%          46%         42%         35%          27%
------------------------------- ---------------------- ----------- ----------- ----------- -----------
Average commissions per share
  paid on equity transactions(8)     $0.02     $0.01        $0.02       $0.01          --          --
------------------------------- ---------------------- ----------- ----------- ----------- -----------


(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2) For the period from November 7, 1994 (inception date) to October 31,
    1995.
(3) On November 7, 1994, the former Class B shares were renamed Class C shares.
(4) For the period from January 1, 1994 to October 31, 1994.
(5) For the period from January 4, 1993 (inception date) to December 31,
    1993.
(6) Distributions from net investment income include short-term capital gains for Federal income tax purposes, if any.
(7) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets for Class B would be 2.04% and 2.04% (annualized) and for Class C would be 2.09% and 2.08%; prior year numbers have not been restated to reflect these credits.
(8) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 *  Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

For a share of each class of capital stock outstanding throughout each year:

                                          Class Y Shares                Class Z Shares
                                 --------------------------------------------------------
                                   1996(1)    1995(2)    1994(3)     1996(1)     1995(4)
------------------------------- ----------- --------- ----------- ----------- -----------
Net Asset Value,
  Beginning of Year                $17.13    $18.80     $17.64       $17.12     $18.38
------------------------------- ----------- --------- ----------- ----------- -----------
Income (Loss) From Operations:
 Net investment income               0.18      0.10*      0.01         0.14       0.13*
 Net realized and
   unrealized gain (loss)            1.54     (1.50)      1.15         1.57      (1.12)
------------------------------- ----------- --------- ----------- ----------- -----------
Total Income (Loss) From
  Operations                         1.72     (1.40)      1.16         1.71      (0.99)
------------------------------- ----------- --------- ----------- ----------- -----------
Less Distributions From:
 Net investment income              (0.21)    (0.17)        --        (0.21)     (0.17)
 Net realized gains(5)                 --     (0.10)        --          --       (0.10)
------------------------------- ----------- --------- ----------- ----------- -----------
Total Distributions                 (0.21)    (0.27)        --        (0.21)     (0.27)
------------------------------- ----------- --------- ----------- ----------- -----------
Net Asset Value, End of Year       $18.64    $17.13      $8.80       $18.62     $17.12
------------------------------- ----------- --------- ----------- ----------- -----------
Total Return                        10.19%    (7.11)%    (6.58)%++    10.13%     (5.01)%++
------------------------------- ----------- --------- ----------- ----------- -----------
Net Assets, End of Year (000s)   $200,427   $97,132    $48,765     $119,408    $94,387
------------------------------- ----------- --------- ----------- ----------- -----------
Ratios to Average Net Assets:
 Expenses(6)                         0.96%     1.06%      1.09%+       0.97%      1.10%+
 Net investment income               0.56      0.91       0.29+        0.55       1.06+
------------------------------- ----------- --------- ----------- ----------- -----------
Portfolio Turnover Rate                46%       42%        35%          46%        42%
------------------------------- ----------- --------- ----------- ----------- -----------
Average commissions per share
  paid on equity transactions(7)    $0.02     $0.01         --        $0.02      $0.01
------------------------------- ----------- --------- ----------- ----------- -----------


(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2) On November 7, 1994, the Class D shares were renamed Class Y shares.
(3) For the period from June 16, 1994 (inception date) to October 31, 1994.
(4) For the period from November 7, 1994 (inception date) to October 31,
    1995.
(5) Distributions from net investment income include short-term capital gains for Federal income tax purposes, if any.
(6) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets for Class Y would be 0.90% and 0.98% and for Class Z would be 0.91% and 1.02% (annualized); prior year numbers have not been restated to reflect these credits.
(7) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 *  Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Equity Portfolio of Smith Barney World Funds, Inc. as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two year period then ended, the period from January 1, 1994 to October 31, 1994, and each of the years in the two-year period ended October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Portfolio of Smith Barney World Funds, Inc. as of October 31, 1996, the results of its operations for the year then ended, and the statements of changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from January 1, 1994 to October 31, 1994, and each of the years in the two-year period ended October 31, 1993, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

New York, New York
December 19, 1996

Tax Information (unaudited)

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders for the current year end.

For the fiscal year ended October 31, 1996, the total amount of income received by the Portfolio from sources within foreign countries and possessions of the United States was $0.2907 per share (representing a total of $19,940,381). The total amount of taxes paid by the Portfolio to such countries was $0.0242 per share (representing a total of $1,659,602).

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                    [This Page Intentionally Left Blank.]

                    [This Page Intentionally Left Blank.]

[Back cover]

Smith Barney
World Funds, Inc.                                           [SMITH BARNEY LOGO]
                                     A Member of TravelersGroup [Umbrella Logo]
Directors
Victor Atkins
Jessica M. Bibliowicz
Alger B. Chapman
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
Bruce D. Sargent
James J. Stuart

Officers
Maurits E. Edersheim
Chairman of the Fund
& Advisory Director

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

James B. Conheady
Vice President

Victor S. Filatov
Vice President

Simon R. Hildreth
Vice President

Denis P. Mangan
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Rein W. van der Does
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
The Bank of New York

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc. International Equity Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

Smith Barney
World Funds, Inc.
388 Greenwich Street
New York, New York 10013

FD01047 12/96




A N N U A L   R E P O R T


1996
1996
1996
1996
1996



SMITH BARNEY
WORLD FUNDS, INC.
GLOBAL GOVERNMENT
BOND PORTFOLIO

---------------------------------

October 31, 1996



[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
                        GLOBAL GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for Smith Barney World Funds -- Global Government Bond Portfolio for the year ended October 31, 1996. In this report, we have summarized the period's prevailing economic and market conditions and outlined the investment strategy employed by the Portfolio during this time. A detailed summary of the Portfolio's performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Performance and Investment Strategy

For the year ended October 31, 1996, the Global Government Bond Portfolio had a total return of 9.41% for Class A shares. In comparison, the average return for the same period for global income funds was 12.35%, as reported by Lipper Analytical Services Inc. (Lipper is an independent fund tracking organization.) At the beginning of 1996, the Portfolio had a high percentage (approximately 28%) of its assets invested in U.S. government bonds. Over the period covered by this report, the U.S. government bond market has underperformed relative to the European bond markets, as evidenced by the 5.12% total return for the Lehman Brothers Government Bond Index. (The Lehman Brothers Government Bond Index is a common benchmark used to measure the performance of long-term U.S. government bonds.) These lackluster returns generated by the U.S. bond market, particularly in the first half of 1996, significantly affected the Global Government Bond Portfolio's performance.

The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments. The portfolio strives to significantly outperform the U.S. government bond market with no more risk than investing solely in U.S. government bonds. Since our last shareholder letter dated April 30, 1996, the Global Government Bond Portfolio's duration (a common measure of a bond's price volatility relative to changes in interest rates) has been extended from 4.2 years to 5.2 years as of October 31, 1996. The extension of the Portfolio's duration reflects our positive outlook for the bond markets over the near term, particularly in the peripheral, high-yielding markets such as Spain, Italy and Sweden. During the period covered by this report, 100% of the Global Government Bond Portfolio's foreign assets were hedged back into U.S. dollars. The hedging strategy employed involves buying U.S. dollar forward contracts in order to protect the dollar value of our foreign investments. We will continue to follow this hedging strategy, as the U.S. dollar remains strong versus major foreign currencies.

North America

The U.S. economy has enjoyed a healthy recovery over the last three years. The unemployment rate has fallen from around 7.50% in 1992, to just over 5.00% in 1996. Consumer price inflation has remained almost flat since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were few signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, prompted inflation fears to rise among many investors throughout much of the year. As a result, a debate over whether or not the Federal Reserve Board would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility between April and September. However, during the third quarter of 1996, U.S. economic growth moderated, fears of inflation subsided, and interest rates have broken out of their six-month trading range of 6.75% to 7.20%. As of October 31, 1996 the yield on the 30-year Treasury was 6.66%

As we previously stated, the Global Government Bond Portfolio had approximately 28.00% of its assets in U.S. bonds at the beginning of 1996. Throughout the year, we reduced the Portfolio's U.S. bond holdings to an underweighted position relative to the J.P. Morgan Government Bond Index ("Index"), as the U.S. bond market significantly underperformed the European bond markets. (The J.P. Morgan Government Bond Index is a common benchmark that measures performance and quantifies risk across diverse international fixed income markets.) More recently, we have repositioned the Portfolio to more closely mirror the Index's allocation to the U.S. As of October 31, 1996, we had about 23% invested in U.S. government bonds. As a result, the Portfolio has participated in the U.S. bond market rally that began at the end of September.

During the period covered by this report, the Canadian government bond market has performed well, particularly during the past three months. The market's climb was propelled by Canada's very favorable economic climate, which has benefited from a strong growth of trade across the border and from trade liberalization in the post-NAFTA period. At the same time, higher unemployment levels than in the U.S. have restrained inflationary pressures. However, a solid economy and strong currency have allowed the Bank of Canada to pursue an independent policy that has caused interest rates, which have been higher, to fall substantially relative to the U.S. In our opinion, the outlook for Canada remains favorable, and we expect to continue earning attractive total returns from this market. Therefore, we believe that as the U.S. bond market continues to rally, the Canadian market will do even better, and we expect this trend to continue into the first quarter of 1997.

Europe

Foreign bond markets, especially in Europe, followed the U.S. in posting declines during the first quarter of 1996. However, the decline in core European countries, such as France, Germany and Belgium, was not as severe as in the U.S., and they recovered from their downturn relatively quickly. In contrast, the higher-yielding bond markets, such as Spain, Italy and Sweden, significantly outperformed their core European counterparts, posting gains both in local currency and U.S. dollar terms. Despite the fact that the U.S. bond market has recently broken out of its six-month trading range, the European bond markets, particularly the high-yielding markets, continued to outperform the U.S. bond market throughout the year. In our view, there are two primary reasons for the European bond markets' outperformance relative to the U.S. The first reason is that economic growth throughout Europe is slow relative to the U.S. The second is the increased likelihood that the European Monetary Union (EMU) will be achieved in 1999.

Throughout Europe, economic growth has continued to remain sluggish. Unemployment is high across the continent, and countries such as Italy, Germany and France are operating near recessionary levels. Because economic growth has been stagnant, central banks in Europe have been cutting interest rates throughout the year, which has caused the bond markets to rally. The Portfolio's 10% overweighted position in Europe throughout the year versus the Index, relative to our 5% underweighted position in the U.S. and Canada, allowed us to benefit from the better performance of most European markets.

As the year progressed, a significant new factor materialized, which provided a boost to the Portfolio's return. Confidence in the eventual success of EMU has produced spectacular returns in the higher-yielding markets this year. In particular, the likelihood that the peripheral European countries such as Spain, Sweden and Italy would be willing and able to qualify for the first round of membership in 1999, has generated strong rallies in those countries' bond markets. Despite stagnant economic activity and double-digit unemployment throughout Europe, policy makers across the continent continue to adopt tight fiscal and monetary policies in order realize monetary unification by 1999. Both the French and Italian governments have recently announced budget proposals which, in theory, will bring their respective deficits in line with the Maastrict criteria (budget deficit ceiling of 3% of GDP), and Sweden has seen considerable improvement in its overall financial position in 1996.

Entering the first quarter of 1996, the Global Government Bond Portfolio was 16% overweighted in Europe versus the Index. Our overall position in Europe was subsequently reduced to 10% overweighted during the first quarter of 1996, reflecting the sell-off in the European bond markets. However, beginning in July, we increased our overweighted position in Spain, Italy, Finland and Sweden, relative to the Index from 7% to 17%. As of October 31, 1996, the Global Government Bond Portfolio had approximately 28% of its total assets invested in these peripheral markets. In addition, the outperformance of the core European bond markets, due to a series of interest rate cuts led by the German Bundesbank, continued throughout the summer months, and we correspondingly increased our total overweighted position in those markets relative to the Index, from 3% to 14%, which brings our asset allocation in core Europe to about 46% as of October 31, 1996.

Overall, our outlook for the European bond markets remains favorable. Although economic growth has picked up slightly in Germany, especially in manufacturing, low inflation levels are expected to continue over the next several years. We therefore believe it is highly unlikely that the Bundesbank will see the need to raise interest rates anytime soon. Another important factor favoring Europe is that other central banks in Europe have not yet completed easing monetary policy. Central banks in Sweden, Spain and Italy are, in our opinion, all likely to continue cutting rates. In our view, the prospects for stable, or lower short-term interest rates in core Europe should provide attractive investment opportunities. In addition, EMU optimism should rise as the Dublin European Summit approaches in December. This gathering is expected to provide confirmation of commitment to the EMU.

Japan

The performance of the Japanese government bond market has confounded many investors during the twelve-month period covered by this report. The fundamental outlook for the Japanese economy has been clouded by many uncertainties. Because Japan's debt-to-GDP ratio has surged to over 80%, leaving little room for fiscal stimulus without re-igniting inflationary concerns, monetary policy is still in charge of assuring recovery. While consumer prices are no longer falling, and in fact have been steadily rising for the past year, high unemployment and ample excess capacity should help to keep inflation in check in Japan for the rest of 1996 and into 1997. We believe today's level of interest rates in Japan (which are below 1%) are unlikely to rise any time soon. However, as the current stage of the economic cycle advances, interest rates will have to rise enough to ward off any chance of inflation, without disrupting the financial markets.

Three years ago, U.S. and Japanese short-term rates were almost equal at 3%. Since then, U.S. rates have risen 2.5% while Japan's have fallen by the same amount. We believe that Japanese bond yields are quite vulnerable to rise, especially if near-term election pressures force the government to scale back plans for fiscal tightening. We therefore plan on continuing to avoid Japanese government bonds in the near term.

Special Shareholder Notice

Effective October 14, 1996, the Board of Directors of Smith Barney World Funds has approved permitting the Portfolio to invest up to 10% of its assets in the government securities of less developed countries that are rated below investment grade. Prior to this, the Portfolio was only permitted to invest up to 10% of its assets in investment grade bonds of less developed countries. We believe that the ability to invest in higher-yielding emerging markets, which are among the top-performing bond markets so far in 1996, will help to enhance both the yield and total return potential of the Global Government Bond Portfolio.

In closing, thank you for investing in the Smith Barney World Funds -- Global Government Bond Portfolio. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                    /s/ Victor S. Filatov

Heath B. McLendon                        Victor S. Filatov
Chairman and                             Vice President
Chief Executive Officer

November 19, 1996


ANNOUNCING A NEW SYSTEMATIC INVESTMENT PROGRAM MONTHLY MINIMUM

If you are a shareholder purchasing shares of the Global Government Bond Portfolio through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum investment for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum investment for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program.

An Interview with Portfolio Managers
Victor Filatov and Denis Mangan

Victor Filatov is a Managing Director of Smith Barney and is the lead portfolio manager of the Smith Barney World Funds --Global Government Bond Portfolio. He joined Smith Barney in 1993 from J.P. Morgan where, as head of the Bond Index Group, he was responsible for international fixed income and currency research and for developing the J.P. Morgan Government Bond Index. He has published numerous articles and is a member of the Fixed Income Analysts Society, U.K. Bond Commission and the Global FX Standards Board. Mr. Filatov has a BA in Math and Economics from Clark University and an MA in Economics from the University of Pennsylvania.

Denis Mangan, who is one of the portfolio managers for the Global Government Bond Portfolio, is a Director at Smith Barney's London-based Global Capital Management Group. He joined Smith Barney in 1994 from J.P. Morgan, where he was a trader on its Proprietary and Multicurrency Desk, and Researcher of European/Canada/Far East Debt Options and Trading. Mr. Mangan graduated with honors from Trinity College, Dublin, holds an MA in Mathematics from Columbia University, and a PhD in Financial Economics from Columbia University.

Q. How would you describe the investment philosophy behind the Global Government Bond Portfolio?

VF: The Portfolio's investment philosophy is a combination of top-down fundamental analysis and risk control. What I mean by top-down fundamental analysis is that we have an investment committee that gives us their outlook on interest rates and currencies, across all markets that we invest in. We then take that outlook, which is developed on a monthly basis, and using our asset allocation model, develop a well-diversified portfolio that also has limited downside risk. Our parameter for risk is that the funds we manage should not be any more volatile that a U.S. government bond fund. Our overall objective normally, is to significantly outperform the U.S. bond market with no more risk than investing in the U.S. bond market. As a result, we tend to invest primarily in the government bonds of foreign markets. However, even though we participate in foreign markets, we hedge most of the currency risk. We do that because if you assume too much currency risk, you end up having much more volatility compared to the U.S. bond market. So we generally manage what is called a fully-hedged portfolio, meaning we take no currency risk. This is a very important concept, because if you look at all of the different kinds of global bond funds out there, they are all different. Some are unhedged; some are hedged; some invest in the U.S.; some do not invest in the U.S. The Global

Government Bond Portfolio invests in U.S. government bonds, as opposed to being purely international.

Q. Could you further elaborate on the effects of hedging the currency risk associated with investing in foreign markets?

VF: If you assume a lot of currency exposure, you usually increase the volatility in the portfolio. Therefore, by hedging, and not taking on the currency exposure, you help to keep the level of risk down. Actually, currency hedging this year has been, and should continue to be, very attractive because short-term interest rates on average, are currently higher in the U.S. than interest rates in most other major markets. When you hedge, the cost of hedging is equal to the interest rate differential; and if the currency you are hedging into, which is the U.S. dollar, has a higher short-term interest rate than the currency you are hedging out of, you actually are getting paid to hedge. For example, hedging a German bond into the U.S. dollar will actually pay you about 2% per year right now. Hedging a Japanese position back into U.S. dollar will currently pay about 5% per year. So, contrary to popular opinion, hedging in an environment of higher short-term U.S. interest rates, doesn't cost anything. In fact, by hedging, you reduce the volatility of your portfolio and increase your return potential.

Q. Over the past twelve months, how did the global economy affect the performance of the Global Government Bond Portfolio?

DM: I would say that there have been two major themes in the bond markets this past year. One, the outperformance of the European bond markets in general, versus the U.S. The primary reason for that being the strength of the U.S. economy. Month after month, strong payroll data has continued to put pressure on the U.S. bond market, which has taken place up until the end of October. However, since that time, the U.S. bond market has rallied on data that showed a much weaker U.S. economy. But, as far as the bulk of the year is concerned, the U.S. bond market significantly underperformed the European bond markets. Europe is in the depths of a recession, and there are few signs of it emerging from that recession anytime soon. As a result, the European bond markets have performed well. The other major theme in Europe this year, which started around mid-summer, was that confidence among investors about prospects for European Monetary Union (which is scheduled to take place on time in 1999), somewhat coalesced. In particular, the high-yielding bond markets in Europe such as Italy, Spain and Sweden benefited a lot from this. This outperformance by the high-yielding markets accelerated toward the end of the summer and is continuing at a pace that we believe should continue into the beginning of 1997.

VF: I agree with everything that Denis has said. In simple terms, I would say that the environment over the past year has been one where economic growth was still pretty slow and we had benign inflation worldwide. However, central banks were very concerned about inflation, and because of the points Denis made about Europe, there was a lot of fiscal budgetary discipline. So, with economic growth slowing down and a huge unemployment problem in Europe, the ability to reduce unemployment and get growth going was not really possible in Europe by traditional fiscal means. Instead, the main route that was open to Europe to boost their economies was to cut interest rates. So basically in Europe it was a slow growth, low inflation environment, where fiscal prudence was the dominant theme. Therefore, what happened was that European central banks cut rates to spur growth without having to worry about the inflationary consequences, while the U.S. was experiencing higher interest rates. This helped the European markets significantly outperform the U.S. markets over the last fiscal year. Specifically, Sweden, Spain, Italy and Canada were the best-performing markets, producing double-digit returns this year.

Q. The Board of Directors of Smith Barney World Funds recently approved permitting the Global Government Bond Portfolio to invest in government securities of less developed countries that are rated below investment grade. Why was this change made and what impact will it have on the Portfolio?

VF: For several years the Portfolio has been permitted to invest in securities of less developed countries so long as the securities were rated investment grade (i.e. in the top 4 rating categories). However, this policy restricted us to the larger, more developed markets, and we were unable to invest in many of the markets that are currently very attractive, such as Russia. We recently hired a new portfolio manager named Igor Ojereliev, so we could begin to take advantage of what we believe are significant opportunities in emerging markets. As it turns out, the average global bond fund has about 10% or more in emerging market securities that may or may not be investment grade. We felt that the Portfolio was at a disadvantage to some extent, given that emerging markets are up about 30% so far this year. The best-performing world income funds are the ones that have invested entirely in emerging markets. After further evaluation, the Board of Directors agreed that we should be allowed to invest up to 10% in emerging market debt that is rated below investment grade. We believe that with good risk management, we can enhance the Portfolio's yield and total return potential by investing in these markets. In addition, these emerging markets and other foreign bond markets rarely move in tandem, so you get additional diversification benefits as well, which also helps to reduce the Portfolio's overall risk.

================================================================================
 Historical Performance -- Class A Shares
================================================================================

                     Net Asset Value
                    -------------------
                    Beginning     End      Income    Capital Gain     Return      Total
Year Ended           of Year    of Year   Dividends  Distributions  of Capital  Returns(1)
========================================================================================
10/31/96              $12.30    $12.55    $0.87        $0.00         $0.00       9.41%
----------------------------------------------------------------------------------------
10/31/95               11.68     12.30     0.78         0.00          0.00      12.40
----------------------------------------------------------------------------------------
10/31/94+++            12.92     11.68     0.23         0.00          0.42      (4.64)+
----------------------------------------------------------------------------------------
12/31/93               11.84     12.92     0.52         0.59          0.00      19.13
----------------------------------------------------------------------------------------
12/31/92               12.90     11.84     0.97         0.19          0.00       0.93
----------------------------------------------------------------------------------------
Inception*-12/31/91    12.00     12.90     0.44         0.13          0.00      12.42+
========================================================================================
Total                                     $3.81        $0.91         $0.42
========================================================================================

================================================================================
 Historical Performance -- Class B Shares
================================================================================

                     Net Asset Value
                    ------------------
                    Beginning    End      Income    Capital Gain     Return      Total
Year Ended           of Year   of Year   Dividends  Distributions  of Capital  Returns(1)
========================================================================================
10/31/96              $12.26    $12.50    $0.81        $0.00         $0.00       8.83%
----------------------------------------------------------------------------------------
Inception* - 10/31/95  11.57     12.26     0.66         0.00          0.00      11.97+
========================================================================================
Total                                     $1.47        $0.00         $0.00
========================================================================================

================================================================================
 Historical Performance -- Class C Shares
================================================================================

                      Net Asset Value
                    -------------------
                    Beginning     End      Income    Capital Gain     Return      Total
Year Ended           of Year    of Year   Dividends  Distributions  of Capital  Returns(1)
========================================================================================
10/31/96              $12.23    $12.47    $0.81        $0.00         $0.00       8.90%
----------------------------------------------------------------------------------------
10/31/95               11.68     12.23     0.72         0.00          0.00      11.25
----------------------------------------------------------------------------------------
10/31/94+++            12.93     11.68     0.21         0.00          0.39      (5.09)+
----------------------------------------------------------------------------------------
Inception* - 12/31/93  11.83     12.93     0.47         0.59          0.00      18.89+
========================================================================================
Total                                     $2.21        $0.59         $0.39
========================================================================================

================================================================================
 Historical Performance -- Class Y Shares
================================================================================


                    Net Asset Value
                  --------------------
                    Beginning     End      Income    Capital Gain     Return      Total
Year Ended           of Year    of Year   Dividends  Distributions  of Capital  Returns(1)
========================================================================================
10/31/96              $12.14    $12.39    $0.90        $0.00         $0.00       9.82%
----------------------------------------------------------------------------------------
10/31/95               11.68     12.14     0.81         0.00          0.00      11.27
----------------------------------------------------------------------------------------
10/31/94+++            12.93     11.68     0.23         0.00          0.43      (4.62)+
----------------------------------------------------------------------------------------
Inception* - 12/31/93  11.97     12.93     0.37         0.59          0.00      16.49+
========================================================================================
Total                                     $2.31        $0.59         $0.43
========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


================================================================================
 Average Annual Total Return
================================================================================


                                             Without Sales Charge(1)
                                  ----------------------------------------------
                                  Class A      Class B     Class C      Class Y
================================================================================
Year Ended 10/31/96                  9.41%        8.83%        8.90%       9.82%
--------------------------------------------------------------------------------
Five Years Ended 10/31/96            7.86           --           --          --
--------------------------------------------------------------------------------
Inception* - 10/31/96                9.11        10.65         8.52        8.62
================================================================================


                                              With Sales Charge(2)
                                  ----------------------------------------------
                                  Class A      Class B     Class C      Class Y
================================================================================
Year Ended 10/31/96                  4.49%        4.33%        7.90%       9.82%
--------------------------------------------------------------------------------
Five Years Ended 10/31/96            6.87           --           --          --
--------------------------------------------------------------------------------
Inception* - 10/31/96                8.15         8.78         8.52        8.62
================================================================================


================================================================================
 Cumulative Total Return
================================================================================

                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/96)                         58.46%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/96)                         21.86
--------------------------------------------------------------------------------
Class C (Inception* through 10/31/96)                         36.71
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/96)                         35.76
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, C and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.

================================================================================
 Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                    the Global Government Bond Portfolio vs.
                         J.P. Morgan Global Bond Index+

--------------------------------------------------------------------------------
                            July 1991 -- October 1996


                         [GRAPHIC CHART APPEARS HERE]

                    Global Goverment            JP Morgan Global            JP Morgan Global
Date                 Bond Portfolio             Bond Index-Hedged             Bond-Unhedged
----                -----------------           -----------------          ------------------
7/22/91                                          $    10,000                 $    10,000
10/91               $    10,790                       10,786                      11,407
10/92                    10,889                       11,504                      11,927
10/93                    12,972                       12,903                      13,390
10/94                    12,341                       12,609                      13,740
10/95                    13,903                       15,048                      15,319
10/31/96                 15,203                       16,566                      16,254

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on July 22, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The J.P. Morgan Global Bond Index is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
 Schedule of Investments                                        October 31, 1996
================================================================================

   FACE
   AMOUNT+                          SECURITY                            VALUE
================================================================================
BONDS -- 100.0%
Argentina -- 3.0%
    4,500,000   Gas Argentino S.A., 7.250% due 12/7/98              $  4,379,085
--------------------------------------------------------------------------------
Belgium -- 5.0%
  200,000,000   Kingdom of Belgium, 9.000% due 6/27/01                 7,475,472
--------------------------------------------------------------------------------
Canada -- 5.4%
   10,500,000   Government of Canada, 6.500% due 6/1/04                7,987,233
--------------------------------------------------------------------------------
Denmark -- 4.1%
   32,000,000   Kingdom of Denmark, 8.000% due 5/15/03                 6,013,353
--------------------------------------------------------------------------------
Finland -- 5.7%
   32,000,000   Finland Government, 10.000% due 9/15/01                8,471,710
--------------------------------------------------------------------------------
Germany-- 20.4%
   45,000,000   Deutschland Republic, 6.250% due 4/26/06              30,267,645
--------------------------------------------------------------------------------
Ireland -- 6.1%
    5,200,000   Ireland Government, 8.000% due 10/18/00                8,982,011
--------------------------------------------------------------------------------
Italy -- 10.4%
                Buoni Poliennali Del Tesoro:
10,000,000,000    8.500% due 8/1/99                                    6,805,157
 2,500,000,000    8.500% due 8/1/04                                    1,694,200
10,000,000,000    8.750% due 7/1/06                                    6,931,118
--------------------------------------------------------------------------------
                                                                      15,430,475
--------------------------------------------------------------------------------
Spain -- 7.1%
1,200,000,000   Government of Spain, 10.100% due 2/28/01              10,473,583
--------------------------------------------------------------------------------
Sweden -- 4.6%
   40,000,000   Sweden Government, 10.250% due 5/5/00                  6,883,693
--------------------------------------------------------------------------------
United Kingdom -- 5.4%
    5,000,000   United Kingdom Treasury, 7.500% due 12/7/06            8,070,754
--------------------------------------------------------------------------------
United States -- 22.8%
   10,000,000   U.S. Treasury Notes, 6.500% due 5/31/01               10,169,000
    3,750,000   U.S. Treasury Notes, 5.625% due 2/15/06                3,568,537
    6,250,000   U.S. Treasury Notes, 7.000% due 7/15/06                6,530,937
    6,000,000   U.S. Treasury Notes, 6.500% due 10/15/06               6,060,900
    5,000,000   U.S. Treasury Bonds, 7.625% due 2/15/25                5,575,600
    2,000,000   International Bank of Reconstruction & Development,
                  5.875% due 7/16/97                                   2,010,000
--------------------------------------------------------------------------------
                                                                      33,914,974
--------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $144,550,728*)                            $148,349,988
================================================================================

+  Represents local currency.
*  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

================================================================================
 Statement of Assets and Liabilities                            October 31, 1996
================================================================================

ASSETS:
  Investments, at value (Cost  $144,550,728)                       $148,349,988
  Foreign currency (Cost  $666,729)                                     678,076
  Cash                                                                  491,309
  Receivable for Fund shares sold                                       197,596
  Receivable for securities sold                                     12,821,792
  Interest receivable                                                 3,952,082
  Other assets                                                              873
--------------------------------------------------------------------------------
  Total Assets                                                      166,491,716
================================================================================
LIABILITIES:
  Payable for securities purchased                                   13,171,185
  Payable for open forward foreign currency contracts (Note 4)        1,080,078
  Management fees payable                                                97,209
  Payable for Fund shares purchased                                      94,637
  Distribution fees payable                                              16,900
  Accrued expenses                                                      424,748
  Other liabilities                                                      10,162
--------------------------------------------------------------------------------
  Total Liabilities                                                  14,894,919
--------------------------------------------------------------------------------
Total Net Assets                                                   $151,596,797
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     12,102
  Capital paid in excess of par value                               142,686,386
  Undistributed net investment income                                 4,968,580
  Accumulated net realized gain
    from investments and foreign currencies                           1,200,298
  Net unrealized appreciation of investments and foreign currencies   2,729,431
================================================================================
Total Net Assets                                                   $151,596,797
================================================================================
Shares Outstanding:
  Class A                                                             8,486,010
  ------------------------------------------------------------------------------
  Class B                                                             2,077,619
  ------------------------------------------------------------------------------
  Class C                                                               319,537
  ------------------------------------------------------------------------------
  Class Y                                                             1,218,674
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $12.55
  ------------------------------------------------------------------------------
  Class B *                                                              $12.50
  ------------------------------------------------------------------------------
  Class C **                                                             $12.47
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                         $12.39
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 4.71% of net asset value per share)              $13.14
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

================================================================================
 Statement of Operations                     For the Year Ended October 31, 1996
================================================================================

INVESTMENT INCOME:
  Interest                                                                         $ 10,616,273
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                                            1,150,340
  Distribution fees (Note 2)                                                            539,519
  Shareholder and system servicing fees                                                 155,563
  Registration fees                                                                      82,563
  Custody                                                                                78,898
  Shareholder communications                                                             37,353
  Audit and legal                                                                        29,500
  Directors' fees                                                                        11,391
  Other                                                                                   9,909
-----------------------------------------------------------------------------------------------
  Total Expenses                                                                      2,095,036
  Less: Custody earnings credit (Note 2)                                                (38,539)
-----------------------------------------------------------------------------------------------
  Net Expenses                                                                        2,056,497
-----------------------------------------------------------------------------------------------
Net Investment Income                                                                 8,559,776
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND 4):
  Realized Gain From:
    Security transactions (excluding short-term securities)                           3,708,052
    Foreign currency transactions                                                     5,760,148
-----------------------------------------------------------------------------------------------
  Net Realized Gain                                                                   9,468,200
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments and Foreign Currencies:
    Beginning of year                                                                 6,952,280
    End of year                                                                       2,729,431
-----------------------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                                            (4,222,849)
-----------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                                        5,245,351
-----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $ 13,805,127
===============================================================================================

                       See Notes to Financial Statements.


==================================================================================================
 Statements of Changes in Net Assets                              For the Years Ended October 31,
==================================================================================================
                                                                        1996            1995
==================================================================================================
OPERATIONS:
  Net investment income                                            $   8,559,776    $   7,818,526
  Net realized gain                                                    9,468,200        3,330,901
  Increase (decrease) in net unrealized appreciation                  (4,222,849)       2,239,433
-------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                              13,805,127       13,388,860
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                              (10,527,150)      (7,461,526)
-------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                    (10,527,150)      (7,461,526)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares                                   22,772,237        6,240,071
  Net asset value of shares issued in connection
    with the transfer of the Smith Barney
    Global Bond Fund's net assets (Note 9)                                    --      103,934,782
  Net asset value of shares issued
    for reinvestment of dividends                                      6,565,761        4,588,382
  Cost of shares reacquired                                          (44,297,898)     (44,409,826)
-------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Fund Share Transactions                                     (14,959,900)      70,353,409
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (11,681,923)      76,280,743

NET ASSETS:
  Beginning of year                                                  163,278,720       86,997,977
-------------------------------------------------------------------------------------------------
  End of year*                                                     $ 151,596,797    $ 163,278,720
=================================================================================================
* Includes undistributed net investment income of:                 $   4,968,580    $   1,350,890
=================================================================================================

                       See Notes to Financial Statements.

================================================================================
 Notes to Financial Statements
================================================================================

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Global Government Bond Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of this Portfolio and five other separate investment portfolios: Emerging Markets, European, International Balanced, International Equity and Pacific Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated realized gains amounting to $3,492,676 and a portion of undistributed net investment income amounting to $175,084 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of

================================================================================
 Notes to Financial Statements (continued)
================================================================================

valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The Portfolio pays SBMFM a fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended October 31, 1996, SB received sales charges of approximately $20,000 on sales of the Portfolio's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A share equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended October 31, 1996, CDSCs paid to SB for Class B shares were approximately $86,000.

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of average daily net assets of each class, respectively. For the year ended October 31, 1996, total Distribution Plan fees incurred were as follows:


                                                Class A     Class B     Class C
================================================================================
Distribution Plan Fees                          $285,589    $226,135    $27,795
================================================================================

     All officers and three Directors of the Fund are employees of SB.

     The Portfolio has an arrangement with its custodian, The Bank of New York, where it earns custody credits on available cash balances. These credits offset custody fees which may be charged to the Portfolio during the year. These credits totalled $38,539 for the year ended October 31, 1996.

     3.  INVESTMENTS

     During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $191,316,724
--------------------------------------------------------------------------------
Sales                                                               192,729,405
================================================================================

     At October 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                       $4,158,880 *
Gross unrealized depreciation                                         (359,620)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $3,799,260 *
================================================================================

* Substantially the same for Federal income tax purposes.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     4.  FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 1996, the Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:


                                Local         Market     Settlement  Unrealized
Foreign Currency              Currency        Value         Date        Loss
================================================================================
To Sell:
  Belgian Franc             236,800,000   $ 7,592,462    11/6/96      $ (11,829)
  Canadian Dollar            10,420,000     7,772,488    11/6/96       (149,958)
  Danish Krone               35,450,000     6,101,623    11/6/96        (31,833)
  Dutch Gilder               11,040,000     6,512,314    11/6/96        (25,827)
  Finnish Marka              38,360,000     8,468,122    11/6/96        (37,353)
  German Deutschemark        46,740,000    30,899,660    11/6/96       (129,417)
  Great Britian Pound         5,030,000     8,189,755    11/6/96       (347,985)
  Irish Punt                  5,860,000     9,539,499    11/6/96       (169,359)
  Italian Lira           12,730,000,000     8,391,573    11/6/96        (44,853)
  Spanish Peseta          1,380,000,000    10,822,723    11/6/96        (59,132)
  Swedish Krona              46,310,000     7,055,343    11/6/96        (72,532)
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
  Foreign Currency Contracts                                        $(1,080,078)
================================================================================

     5.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of October 31, 1996, the Fund had no purchased call or put options.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying

================================================================================
 Notes to Financial Statements (continued)
================================================================================

security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index option is exercised, settlement is made in cash. The risk associated with purchasing options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     As of October 31, 1996, the Fund had no written call or put options.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of October 31, 1996, the Fund had no open futures contracts.

     7.  PORTFOLIO CONCENTRATION

     The Portfolio's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     In addition to the risks described above, risks may arise from forward currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

     8.  CAPITAL SHARES

     At October 31, 1996, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Portfolio and has the same rights except that each class bears certain expenses, including those specifically related to the distribution of its shares. Effective November 7, 1994, the Portfolio adopted a new Class structure renaming the existing Class B and C shares as Class C and Y shares, respectively.

     At October 31, 1996, total paid-in capital amounted to the following for each class:

                                Class A      Class B      Class C     Class Y
================================================================================
Total Paid-in Capital         $99,753,227  $23,747,507  $4,150,871  $15,046,883
================================================================================

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     Transactions in shares of each class were as follows:

                                                          Year Ended                               Year Ended
                                                        October 31, 1996                        October 31, 1995*
                                                   ---------------------------            ---------------------------
                                                    Shares              Amount             Shares             Amount
=======================================================================================================================
Class A
Shares sold                                         489,319        $  6,083,120            354,759        $  4,360,838
Net asset value of shares issued in
  connection with the transfer of
  the Smith Barney Global Bond
  Fund Inc.'s net assets (Note 9)                        --                  --          5,559,691          66,771,888
Shares issued on reinvestment                       396,504           4,899,900            300,046           3,596,267
Shares redeemed                                  (2,475,502)        (30,710,185)        (2,814,842)        (33,525,776)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (1,589,679)       $(19,727,165)         3,399,654        $ 41,203,217
======================================================================================================================
Class B
Shares sold                                         121,679        $  1,505,000            128,260        $  1,538,870
Net asset value of shares issued in
  connection with the transfer of
  the Smith Barney Global Bond
  Fund Inc.'s net assets (Note 9)                        --                  --          3,101,368          37,123,375
     Shares issued on reinvestment                  117,711           1,449,119             56,123             679,411
Shares redeemed                                  (1,030,724)        (12,706,817)          (416,798)         (5,055,656)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                            (791,334)       $ (9,752,698)         2,868,953        $ 34,286,000
======================================================================================================================

Class C+
Shares sold                                          33,934        $    417,363             30,137        $    340,363
Net asset value of shares issued in
  connection with the transfer of
  the Smith Barney Global Bond
  Fund Inc.'s net assets (Note 9)                        --                  --              3,310              39,519
Shares issued on reinvestment                        17,412             213,650             19,074             226,356
Shares redeemed                                     (70,458)           (867,055)          (213,312)         (2,514,987)
----------------------------------------------------------------------------------------------------------------------
Net Decrease                                        (19,112)       $   (236,042)          (160,791)       $ (1,908,749)
======================================================================================================================
Class Y+++
Shares sold                                       1,214,448        $ 14,766,754                 --        $         --
Shares issued on reinvestment                           253               3,092              9,906              86,348
Shares redeemed                                      (1,138)            (13,841)          (278,894)         (3,313,407)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           1,213,563        $ 14,756,005           (268,988)       $ (3,227,059)
======================================================================================================================

* For Class B shares, transactions are for the period from November 18, 1994 (inception date) to October 31, 1995.
+    On November 7, 1994, the former Class B shares were renamed Class C shares.
+++  On November 7, 1994, the former Class C shares were renamed Class Y shares.

================================================================================
 Notes to Financial Statements (continued)
================================================================================

9. TRANSFER OF NET ASSETS

     On May 19, 1995, the Portfolio acquired the assets and certain liabilities of the Smith Barney Global Bond Fund Inc. ("SBGB"), pursuant to a plan of reorganization approved by SBGB shareholders on May 11, 1995. Total shares issued by the Portfolio and the total net assets of SBGB and the Portfolio on the date of the transfer were as follows:


                                 Shares          Total Net         Total Net
                                Issued by        Assets of         Assets of
Acquired Fund                 the Portfolio        SBGB          the Portfolio
================================================================================
SBGB                            8,664,369      $103,934,782      $78,484,669
================================================================================

     The total net assets of SBGB before acquisition included unrealized appreciation of $4,121,630. The total net assets of the Portfolio immediately after the transfer were $182,419,451. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year:


Class A Shares                                 1996(1)          1995         1994(2)        1993         1992
==================================================================================================================
Net Asset Value, Beginning of Year              $12.30         $11.68        $12.92        $11.84       $12.90
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.70           0.92*         0.69          0.83         1.00
  Net realized and unrealized gain (loss)         0.42           0.48         (1.28)         1.36        (0.90)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.12           1.40         (0.59)         2.19         0.10
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.87)         (0.78)        (0.23)        (0.52)       (0.97)
  Net realized gains(3)                            --             --            --          (0.59)       (0.19)
  Capital                                          --             --          (0.42)          --           --
------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.87)         (0.78)        (0.65)        (1.11)       (1.16)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $12.55         $12.30        $11.68        $12.92       $11.84
------------------------------------------------------------------------------------------------------------------
Total Return                                      9.41%         12.40%        (4.64)%+++    19.13%        0.93%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $106,536       $123,917       $77,961      $107,415     $107,609
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                     1.26%          1.38%         1.32%+        1.30%        1.36%
  Net investment income                           5.69           7.44          6.57+         6.67         7.72
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            133%           195%          179%          119%         177%
==================================================================================================================
Class B Shares                                  1996(1)        1995(5)
==================================================================================================================
Net Asset Value, Beginning of Year              $12.26         $11.57
------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                           0.63           0.78*
  Net realized and unrealized gain                0.42           0.57
------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      1.05           1.35
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.81)         (0.66)
------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.81)         (0.66)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $12.50         $12.26
------------------------------------------------------------------------------------------------------------------
Total Return                                      8.83%         11.97%+++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $25,970        $35,159
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                     1.81%          1.92%+
  Net investment income                           5.15           6.65+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            133%           195%
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net Investment Income method does not accord with results of operations.
(2)  For the period from January 1, 1994 to October 31, 1994.
(3) Distributions from net investment income include short-term capital gains for Federal income tax purposes, if any.
(4) During the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would be 1.24% and 1.32%, respectively; the expense ratios for Class B would be 1.78% and 1.86% (annualized), respectively; prior year numbers have not been restated to reflect these credits.
(5)  For the period from November 18, 1994 (inception date) to October 31, 1995.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:


Class C Shares                                            1996(1)           1995(2)               1994(3)            1993(4)
=============================================================================================================================
Net Asset Value, Beginning of Year                    $   12.23          $   11.68             $   12.93          $   11.83
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                    0.64               0.85*                 0.90               0.79
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  0.41               0.42                 (1.55)              1.37
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        1.05               1.27                 (0.65)              2.16
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   (0.81)             (0.72)                (0.21)             (0.47)
  Net realized gains(5)                                      --                 --                    --              (0.59)
  Capital                                                    --                 --                 (0.39)                --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.81)             (0.72)                (0.60)             (1.06)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $   12.47          $   12.23             $   11.68          $   12.93
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                               8.90%             11.25%                (5.09)%+++         18.89%+++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $   3,986          $   4,141             $   5,835          $   4,972
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(6)                                              1.74%              1.84%                 1.80%+             1.74%+
  Net investment income                                    5.22               7.15                  6.05+              6.28+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     133%               195%                  179%               119%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net Investment Income method does not accord with results of operations.
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from January 1, 1994 to October 31, 1994.
(4)  For the period from January 4, 1993 (inception date) to December 31, 1993.
(5) Distributions from net investment income include short-term capital gains for Federal income tax purposes, if any.
(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would be 1.71% and 1.78%, respectively; prior year numbers have not been restated to reflect these credits.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:


Class Y Shares                                     1996(1)              1995(2)               1994(3)             1993(4)
========================================================================================================================
Net Asset Value, Beginning of Year             $    12.14           $    11.68            $    12.93          $    11.97
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                              0.73                 0.78*                 0.76                0.69
  Net realized and unrealized gain (loss)            0.42                 0.49                 (1.35)               1.23
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  1.15                 1.27                 (0.59)               1.92
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.90)               (0.81)                (0.23)              (0.37)
  Net realized gains(5)                                --                   --                    --               (0.59)
  Capital                                              --                   --                 (0.43)                 --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.90)               (0.81)                (0.66)              (0.96)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $    12.39           $    12.14            $    11.68          $    12.93
------------------------------------------------------------------------------------------------------------------------
Total Return                                         9.82%               11.27%                (4.62)%+++          16.49%+++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $   15,105           $       62            $    3,202          $      371
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(6)                                        0.84%                0.98%                 1.23%+              1.20%+
  Net investment income                              6.12                 6.38                  6.76+               6.73+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               133%                 195%                  179%                119%
========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net Investment Income method does not accord with results of operations.
(2)  On November 7, 1994 the former Class C shares were renamed Class Y shares.
(3)  For the period from January 1, 1994 to October 31, 1994.
(4)  For the period from February 19, 1993 (inception date) to December 31,
     1993.
(5) Distributions from net investment include short-term capital gains for Federal income tax purposes, if any.
(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for Class Y would be 0.81% and 0.93%, respectively; prior year numbers have not been restated to reflect these credits.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Global Government Bond Portfolio of Smith Barney World Funds, Inc. as of October 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the period from January 1, 1994 to October 31, 1994 and each of the years in the two-year period ended December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Government Bond Portfolio of Smith Barney World Funds, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the period from January 1, 1994 to October 31, 1994 and each of the years in the two-year period ended December 31, 1993, in conformity with generally accepted accounting principles.


                                             /s/ KPMG PEAT MARWICK LLP

New York, New York
December 20, 1996

                      [This page intentionally left blank]

SMITH BARNEY                                                     SMITH BARNEY
WORLD FUNDS, INC.                                                ------------

                                           A Member of TravelersGroup [LOGO]
Directors

Victor Atkins                       Investment Manager
Jessica M. Bibliowicz
Alger B. Chapman                    Smith Barney Mutual Funds
Robert A. Frankel                   Management Inc.
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman         Distributor
Bruce D. Sargent
James M. Shuart                     Smith Barney Inc.


Officers                            Custodian

Maurits E. Edersheim                The Bank of New York
Chairman of the Fund
& Advisory Director
                                    Shareholder
Heath B. McLendon                   Servicing Agent
Chief Executive Officer
                                    First Data Investor Services Group, Inc.
Jessica M. Bibliowicz               P.O. Box 9134
President                           Boston, MA 02205-9134

Lewis E. Daidone
Senior Vice President               This report is submitted for the general
and Treasurer                       information of the shareholders of Smith
                                    Barney World Funds, Inc. -- Global
James B. Conheady                   Government Bond Portfolio. It is not
Vice President                      authorized for distribution to
                                    prospective investors unless accompanied
Victor S. Filatov                   or preceded by a current Prospectus for
Vice President                      the Portfolio, which contains
                                    information concerning the Portfolio's
Simon R. Hildreth                   investment policies and expenses as well
Vice President                      as other pertinent information.

Denis P. Mangan
Vice President                      SMITH BARNEY
                                    WORLD FUNDS, INC.
Jeffrey J. Russell                  388 Greenwich Street
Vice President                      New York, New York 10013

Bruce D. Sargent
Vice President                      FD01048 12/96

Rein W. van der Does
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary





ANNUAL REPORT


1996
1996
1996
1996
1996


[GRAPHIC]


SMITH BARNEY
WORLD FUNDS, INC.
EUROPEAN PORTFOLIO
PACIFIC PORTFOLIO
INTERNATIONAL
BALANCED PORTFOLIO
------------------
October 31, 1996


[LOGO] SMITH BARNEY MUTUAL FUNDS

       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
                             EUROPEAN, PACIFIC AND
                       INTERNATIONAL BALANCED PORTFOLIOS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney World Funds, Inc. -- European, Pacific and International Balanced Portfolios for the year ended October 31, 1996. In this report, we have summarized the period's prevailing economic and market conditions and outlined the investment strategy employed by each of the Portfolios during this time. A detailed summary of each Portfolio's performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Update
European Portfolio

The European Portfolio had a total return of 18.65% for Class A shares for the year ended October 31, 1996. In comparison, the Portfolio's Lipper Analytical Services, Inc. European equity fund peer group average generated a total return of 17.03% for the same time period. (Lipper Analytical Services, Inc. is a major fund tracking organization.)

European Markets Update

We continue to believe that investing in Europe's well-established exchanges represents a conservative way for investors to participate in the exciting growth potential of foreign stock markets. As we have stated in our last two reports, the case for European investing is quite simple: the European economic upturn, which has lagged the U.S. economic recovery by eighteen months, is continuing. Combined with heavy corporate restructuring, the improved economic environment in Europe should, in our view, result in excellent corporate earnings for the remainder of this year and well into 1997.

Portfolio's Investment Strategy

The European Portfolio's investment strategy remains bottom-up. The Portfolio invests in countries with mature economies -- similar to investing in U.S. markets. Economic cycles are important when evaluating a company's outlook, but it is the company itself that we evaluate. We continue to focus on promising European companies with excellent growth prospects regardless of macroeconomic conditions in Europe.

The most interesting phenomena in Europe are the changes that are taking place within European companies themselves. In a trend similar to the U.S., European companies have recently embraced the idea of enhancing shareholder value and are restructuring, outsourcing, merging, and de-merging. In addition, many European companies have focused renewed attention on their core businesses, changed their accounting systems to conform to international accounting standards, undergone share splits, bought back their own shares and issued stock options.

Moreover, equity ownership in Europe has been further stimulated through privatizations and an increase in corporate listings on major exchanges such as the New York Stock Exchange. After the recent privatization of Italy's giant, diversified energy company Ente Nazionale Idrocarbu ($5 billion) and the telecommunications company Deutsche Telecom ($12 billion) in Germany, a shareholders' culture is finally being created in Europe. By the end of the decade, privatizations in the European Union (EU) are expected to exceed $300 billion. This new culture in Europe has in turn increased corporate restructurings and accelerated the trend of enhancing shareholder value. Although the speed and scope of the job cuts have shocked many Europeans who were used to cradle-to-grave security, the pressures of global competition have made European corporate restructuring an economic necessity.

Another key reason why we are optimistic about investing in Europe is that stock price values are less expensive than in the United States. For example, European stocks are selling at 7.0x 1996 price/cash flow, while U.S. stocks are selling at 10.5x 1996 price/cash flow. (The price/cash flow ratio is the price of a stock divided by its cash flow per share.) In addition, Europe's average dividend yield is approximately 3.1% versus only 2.1% in the U.S.

During the period covered by this report, the European Portfolio was heavily underweighted in the U.K. relative to the MSCI European Index ("Index"). The British economy is generally 12 months ahead of Continental Europe and we believe corporate earnings may be more promising on the Continent versus the U.K. in the months ahead. Another reason we are underweighting the U.K. is due to the potential changes that could occur in Parliament. Currently, the Conservative Party has a majority of only one vote in Parliament which could very well result in a vote of no-confidence. After nearly twenty years of Conservative rule, the Labor Party is expected to do well in coming general elections, which are mandatory before May of 1997. The European Portfolio was overweighted in Ireland relative to the Index because Ireland has exhibited strong economic growth potential relative to that of the U.K. In addition, the Portfolio has tended to be overweighted in Austria as a way to participate conservatively in exciting new economic developments that are taking place in Eastern Europe.

During the period covered by this report, the European Portfolio increased its weighting in Germany as the trend of enhancing shareholder value has clearly accelerated in that country. What distinguishes job cuts in Germany and other European countries from U.S. job cuts is that the largest number have come through early retirement rather than by layoffs of younger workers. For example, the average retirement age in Germany is now 57, down from roughly 60 a decade ago.

We increased our weighting in select French companies over the past twelve months due to the reasonably priced values of many French companies in comparison to many of their German counterparts. In addition, the Portfolio was overweighted in the Netherlands because of some unique and attractive investment opportunities we believe exist in companies such as Randstad (a temporary employment company), Ahrend (an office supply and furniture company) and Hunter Douglas (a windows covering company).

The European Portfolio was underweighted in Switzerland because most Swiss companies are export-related, and we expect the continued strength of the Swiss franc could penalize their future earnings. During the last three months, the Portfolio took profits in Repsol (a Spanish oil company), Nycomed (a medical products company) and Hafslund (an energy company) in Norway, and CRH (an Irish building materials company). New companies added to the European Portfolio during the past twelve months include CAF (a capital equipment company) in Spain, Schmalbach (a packaging company) in Germany, and Endemol (a media company) in The Netherlands. During the period covered by this report, the European Portfolio also added to its position in Tomra (a Norwegian capital goods supplier).

In closing, due to the sweeping changes taking place in Europe, relatively inexpensive share price values, and relative underperformance of many European markets versus the U.S. stock market, we are very optimistic about investing in Europe over the next few years.

Pacific Portfolio

During the year ended October 31, 1996, the Pacific Portfolio generated a total return of 1.09%, and underperformed the Portfolio's Lipper Analytical Services Inc. peer group average total return of 5.10%. (Lipper is an independent fund tracking organization.) At October 31, 1996, the Portfolio owned securities of 41 issuers in 11 countries with the highest allocation (25%) in Hong Kong.

The backdrop of international affairs during much of the past twelve months has been marked by political and economic uncertainties. Slowing export growth throughout Asia, political trouble in Thailand and Indonesia, increasing tension between North and South Korea and China's threatening posture toward Taiwan have caused the markets of the Pacific Rim to be global laggards during the period covered by this report.

Japan, by far the largest Pacific Rim market, delivered very modest returns, concentrated in the early part of 1996. Japanese stocks responded well in the first quarter of 1996 to signs of macroeconomic resurgence, driven by government spending initiatives and record low interest rates. Also, the concerted effort to weaken the Japanese yen from its record highs versus major currencies, particularly the U.S. dollar, in mid-1995, aided the prospects of key export industries. (A weaker yen makes Japanese exports more competitive on a global basis.)

Yet Japanese consumer spending remains muted and the condition of the financial industry remains precarious, as witnessed by several recent sizable bankruptcies. We foresee a widening of the Japanese trade surplus with the U.S. in the coming year, which once again could strengthen the yen versus the U.S. dollar. Overall, we remain cautious on the market and have concentrated on selected high growth special situations such as Noritsu Koki, the global leader in photographic minilab processing. The Portfolio had 16.6% of assets in Japan as of October 31, 1996.

We continue to find greater investment merit in Southeast Asia. In our opinion, the July 1, 1997 transition of Hong Kong from British to Chinese rule could lead to a favorable upward revaluation of that market. In fact, this has already begun. Residential property prices in Hong Kong, an important barometer of local sentiment, have firmed considerably in the past year. The long-term implications of the Hong Kong transition to Chinese rule are less certain, but for now we are comfortable with an overweight position of 25% of Portfolio assets in Hong Kong.

We also maintain a very positive view on the Malaysian equity market at 13.1% of the Portfolio's assets. The Malaysian economy continues to be one of the most robust in Asia and our primary exposure is in companies in the construction and infrastructure development businesses.

The Pacific Rim is also home to many other laggard markets over the past year, such as Korea, Thailand and Singapore, and those of the subcontinent. Each of these markets have had fundamental factors at work which led to their decline. In our view, however, the strong underlying growth rate of the Pacific Rim economies continues to justify committing a significant portion of the Portfolio's assets to the region.

The Pacific Portfolio's Top Ten Holdings as of October 31, 1996 are:

            Company                    Country               Industry
            -------                    -------               --------
     Coca Cola Amatil                 Australia            Consumer Goods
     Sun Hung Kai Properties          Hong Kong            Finance
     HSBC Holdings                    Hong Kong            Finance
     Sungei Way Holdings              Malaysia             Materials
     Siam Makro                       Thailand             Services
     Steamers Maritime Holdings       Singapore            Services
     Hong Leong Credit                Malaysia             Finance
     Larsen and Toubro                India                Capital Equipment
     Sunway Building Tech.            Malaysia             Materials
     Krung Thai Bank                  Thailand             Finance

Please note that effective with the beginning of the new fiscal year, management responsibility for the Pacific Basin Portfolio has been assumed by Smith Barney Managing Director Scott Kalb and Vice President David Ishibashi. Both of these investment professionals have been important contributors to the management of the Portfolio over the past several years. Mr. Kalb was formerly director of international equity research for Smith Barney and lived in Korea for over ten years. Mr. Ishibashi has over fourteen years experience in the securities industry, concentrated in the Japanese equity market.

International Balanced Portfolio

Portfolio's Performance

The Smith Barney World Funds, Inc. -- International Balanced Portfolio is designed to seek long-term growth of capital and income through a balanced investment in the equity and debt securities of non-U.S. issuers. The Portfolio gives investors the opportunity to participate in potential profits worldwide and to diversify assets over a number of countries' equity and fixed-income markets. During the year ended October 31, 1996, the International Balanced Portfolio generated a total return of 12.83%, and slightly underperformed the Portfolio's Lipper Analytical Services Inc. peer group average total return of 13.60%. (Lipper is an independent fund tracking organization.)

Equity

The Portfolio's largest equity holdings are concentrated in Europe at 60% of equity assets. Our major European holdings are concentrated in Sweden (4.0% of assets), Ireland (4.0%), the United Kingdom (6.7%) and the Netherlands (5.6%). Many of the companies whose stock we own are major multinationals, such as Ciba Geigy, Nokia and Ericcson, which derive a modest portion of their earnings from their domestic markets.

In our view, Europe is undergoing profound structural change, driven by recognition that "business as usual" is no longer affordable or desirable. Many European corporations have embarked on U.S.-style restructuring programs to improve corporate profitability, sharpen their company focus and ultimately enhance shareholder value. Governments are actively stimulating equity ownership in many countries, and improved market mechanics (i.e. accounting disclosure, share splits, share repurchases and management options) are all favorable long-term structural changes. In addition, the higher long-term earnings outlook is an important underpinning of the European markets' recent strength.

At the same time, European governments are striving to achieve a monetary union in 1999, which has important macroeconomic implications. Budget deficits must be reduced and inflation contained, which suggests continued fiscal restraint. As a result, many European governments introduced austere budget plans this Fall. Monetary conditions are positive for European stocks, with interest rates at relatively modest levels. In our view, stable European interest rates are likely to remain for the foreseeable future.

At present, we have 30% of the equity portion of the Portfolio invested in the markets of the Pacific Rim. These equity markets have disappointed in the past twelve months, with the exception of Hong Kong and Malaysia. The largest Pacific market, Japan (10% of equity assets), has been a relative laggard for much of the past fiscal year. The stock market in Japan has traded in a narrow range over the past three to four months. Despite a materially weakened currency versus its major trading partners (which has improved its export competitiveness), as well as low interest rates, economic recovery in Japan remains problematic.

The equity portion of the International Balanced Portfolio continues to find greater investment opportunities in Southeast Asia. In our opinion, the July 1, 1997 transition of Hong Kong from British to Chinese rule could lead to a favorable upward revaluation of that market, a process which in fact has already begun. Residential property prices in Hong Kong, an important barometer of local sentiment, have firmed considerably in the past year. While the long-term implications of the transition are less certain, we are overweighted versus the Morgan Stanley EAFE Index, but still relatively conservative at 3.5% of Portfolio equity assets in Hong Kong.

The Pacific Rim is also home to many laggard markets over the past year, such as Korea, Thailand and the sub-Continent. Each of these markets has had fundamental factors at work which led to their decline. For example, there is political uncertainty in Thailand and Indonesia, and Singapore and South Korea have lowered economic-growth projections. We are diligently searching for new opportunities in some of these lagging Pacific Rim markets. In our view, the strong underlying growth rate of the Pacific Rim economies continues to justify committing a significant portion of the Portfolio's assets to the region.

The remaining 10% of the Portfolio's equity assets is invested in the Americas, South Africa and Israel. The Latin American markets have performed well in the past year with clear signs that Mexico is on the mend -- interest rates have declined and consumer spending has picked up, which have helped to drive the economy higher. However, we believe that significant risks still exist in Mexico. Given the superior opportunities elsewhere, our Latin American exposure is currently lower than it has been in years past.

Recent purchases include U.K.-based Compass Group, the leading global contract caterer for educational, health care and corporate facilities. We believe the institutional food industry is capable of sustained high growth as companies trim back the breadth of their activities to core operations. Outsourcing food service to efficient institutional operators is a natural progression in many companies. Another recent addition in the Portfolio is Norwegian capital goods supplier Tomra, the European leader in "reverse vending" machines which accept back food and beverage containers from customers in return for deposit reimbursement. Tomra is expanding rapidly throughout Europe and also throughout the United States where, in selected geographic areas, the company serves as a service and materials handling agent. Both of these companies illustrate our commitment to owning progressive industry leaders in rapidly growing businesses.

In 1995, we invested a significant portion of the Portfolio's assets in the European temporary employment industry because of increasing liberalization of labor regulations and the desire of corporations to limit fixed costs through the use of temporary employees. In 1996, however, we sold those investments. The French temporary employment company Ecco, agreed to merge with its Swiss competitor, Adia. Our investment in the Dutch employment agency Randstad, in our view, became fully valued, so we sold it and realized a substantial profit.

Fixed Income

European bond markets in general, and the higher-yielding markets of Italy, Spain and Ireland in particular, rallied significantly during recent months, in anticipation of those countries qualifying for the first round of membership in the European Monetary Union (EMU) in early 1999. Sweden performed almost as well, even though the Swedes have decided not to join the EMU in its first round. We expect the European markets, and the high-yielding markets in particular, to continue to outperform through year-end, based both on continuing optimism about the EMU, as well as the relative underperformance of European economies versus the United States.

We increased our position in Spain, Italy, Finland and Sweden from being 7% overweighted versus the JP Morgan Government Bond Index (the "Index"), to being 17% overweighted. In addition, the outperformance of the core European bond markets, due to a series of interest rate cuts led by the German Bundesbank, continued throughout the summer months. Because we expect this lower interest rate environment to continue, we correspondingly increased our total overweight position in those markets relative to the Index, from 3% to 14%.

The six-month long trading range in the U.S. market finally came to an end in October, when the release of lower-than-expected employment cost data provided the catalyst for a price breakout pushing long bond yields down to 6.5%. Rather than add to our position in U.S. bonds, we chose to increase our position in the Canadian market, due to the better monetary and budgetary fundamentals in that market, and the shrinking spread between Canadian and U.S. government bonds. (A yield spread is the difference in yield between various issues of securities.) Government bond yields in Canada have been higher than yields on U.S. Treasuries, but have been declining. Therefore, investing in the Canadian market should prove to be profitable as yields on Canadian bonds decline. We continue to believe that as the U.S. market rallies, the Canadian market will do better, and we expect this trend to continue into 1997.

In closing, thank you for investing in the Smith Barney World Funds, Inc. -- European, Pacific and International Balanced Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                             /s/ Denis P. Mangan

Heath B. McLendon                                 Denis P. Mangan
Chairman and                                      Vice President
Chief Executive Officer


/s/ James B. Conheady                             /s/ Victor S. Filatov

James B. Conheady                                 Victor S. Filatov
Vice President                                    Vice President


/s/ Jeffrey J. Russell                            /s/ Rein W. van der Does

Jeffrey J. Russell                                Rein W. van der Does
Vice President                                    Vice President


December 3, 1996


--------------------------------------------------------------------------------

ANNOUNCING A NEW SYSTEMATIC INVESTMENT PROGRAM
MONTHLY MINIMUM

If you are a shareholder purchasing shares of the European, Pacific or International Balanced Portfolios through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum investment for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum investment for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               European Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                        Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
10/31/96               $14.67     $17.25     $0.09        $0.04        18.65%
--------------------------------------------------------------------------------
10/31/95                12.88      14.67      0.00         0.00        13.90
--------------------------------------------------------------------------------
Inception*-10/31/94     12.50      12.88      0.00         0.00         3.04+
================================================================================
Total                                        $0.09        $0.04
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                        Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
10/31/96               $14.56     $17.09     $0.00        $0.04        17.72%
--------------------------------------------------------------------------------
Inception*-10/31/95     12.62      14.56      0.00         0.00        15.37+
================================================================================
Total                                        $0.00        $0.04
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
                        Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain    Total
Year Ended             of Year    of Year   Dividends  Distributions  Returns(1)
================================================================================
10/31/96               $14.51     $17.04     $0.00        $0.04        17.78%
--------------------------------------------------------------------------------
10/31/95                12.83      14.51      0.00         0.00        13.09
--------------------------------------------------------------------------------
Inception*-10/31/94     12.48      12.83      0.00         0.00         2.80+
================================================================================
Total                                        $0.00        $0.04
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
                               European Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                Without Sales Charge(1)
                                        ----------------------------------------
                                        Class A         Class B        Class C
================================================================================
Year Ended 10/31/96                     18.65%          17.72%         17.78%
--------------------------------------------------------------------------------
Inception* through 10/31/96             12.89           16.96          12.29
================================================================================
                                                  With Sales Charge(2)
                                        ----------------------------------------
                                        Class A         Class B        Class C
================================================================================
Year Ended 10/31/96                     12.74%          12.72%         16.78%
--------------------------------------------------------------------------------
Inception* through 10/31/96             10.78           14.94          12.29
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/96)                   39.25%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/96)                   35.82
--------------------------------------------------------------------------------
Class C (Inception* through 10/31/96)                   36.94
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and C shares are February 7, 1994, November 7, 1994 and February 14, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                      Growth of $10,000 Invested in Class A
                      Shares of the European Portfolio vs.
                              MSCI European Index+
--------------------------------------------------------------------------------
                          February 1994 -- October 1996

                                   [GRAPHIC]

                                 MSCI      European
                           European Index  Portfolio
                           --------------  ---------
    2/7/94                     $10,000      $ 9,549
    10/94                       10,859        9,840
    10/95                       11,256       11,207
    10/31/96                    13,285       13,298

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Morgan Stanley Capital International European Index is a composite portfolio consisting of equity total returns for Europe. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                                Pacific Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                                       Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns(1)
================================================================================
10/31/96                               $10.07     $10.18    $0.00       1.09%
--------------------------------------------------------------------------------
10/31/95                                12.92      10.07     0.00     (22.06)
--------------------------------------------------------------------------------
Inception*-10/31/94                     12.50      12.92     0.00       3.36+
================================================================================
Total                                                       $0.00
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                                       Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns(1)
================================================================================
10/31/96                               $ 9.99     $10.01    $0.00       0.20%
--------------------------------------------------------------------------------
Inception*-10/31/95                     12.64       9.99     0.00     (20.97)+
================================================================================
Total                                                       $0.00
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
                                       Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns(1)
================================================================================
10/31/96                               $ 9.95     $ 9.98    $0.00       0.30%
--------------------------------------------------------------------------------
10/31/95                                12.86       9.95     0.00     (22.63)
--------------------------------------------------------------------------------
Inception*-10/31/94                     12.50      12.86     0.00       2.88+
================================================================================
Total                                                       $0.00
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
                                Pacific Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                               Without Sales Charge(1)
                                       -----------------------------------------
                                       Class A         Class B        Class C
================================================================================
Year Ended 10/31/96                     1.09%           0.20%          0.30%
--------------------------------------------------------------------------------
Inception* through 10/31/96            (7.24)         (11.10)         (7.94)
================================================================================
                                                With Sales Charge(2)
                                       -----------------------------------------
                                       Class A         Class B        Class C
================================================================================
Year Ended 10/31/96                    (3.96)%         (4.80)%        (0.70)%
--------------------------------------------------------------------------------
Inception* through 10/31/96            (8.97)         (12.91)         (7.94)
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------
                                              Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/96)                 (18.56)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/96)                 (20.81)
--------------------------------------------------------------------------------
Class C (Inception* through 10/31/96)                 (20.16)
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and C shares are February 7, 1994, November 7, 1994 and February 11, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                            the Pacific Portfolio vs.
                               MSCI Pacific Index+
--------------------------------------------------------------------------------
                          February 1994 -- October 1996

                                   [GRAPHIC]

                               Pacific        MSCI
                              Portfolio   Pacific Index
                              ---------   -------------
    2/7/94                     $9,549        $10,000
    10/94                       9,870         10,372
    10/95                       7,693          9,208
    10/31/96                    7,777          9,522

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Morgan Stanley Capital International Pacific Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in the Far East. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                        International Balanced Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                                       Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns(1)
================================================================================
10/31/96                               $12.64     $13.90    $0.35      12.83%
--------------------------------------------------------------------------------
10/31/95                                12.20      12.64     0.39       7.05
--------------------------------------------------------------------------------
Inception*-10/31/94                     12.00      12.20     0.00       1.67+
================================================================================
Total                                                       $0.74
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                                       Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns(1)
================================================================================
10/31/96                               $12.65     $13.90    $0.26      12.05%
--------------------------------------------------------------------------------
Inception*-10/31/95                     12.08      12.65     0.29       7.33+
================================================================================
Total                                                       $0.55
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------
                                       Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns(1)
================================================================================
10/31/96                               $12.63     $13.87    $0.26      11.99%
--------------------------------------------------------------------------------
10/31/95                                12.18      12.63     0.29       6.29
--------------------------------------------------------------------------------
Inception*-10/31/94                     12.00      12.18     0.00       1.50+
================================================================================
Total                                                       $0.55
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------
                                       Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns(1)
================================================================================
Inception*-10/31/96                    $13.15     $13.93    $0.29       8.21%+
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS QUARTERLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
                        International Balanced Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                             Without Sales Charge(1)
                                  ----------------------------------------------
                                  Class A      Class B      Class C      Class Y
================================================================================
Year Ended 10/31/96                12.83%       12.05%       11.99%       N/A
--------------------------------------------------------------------------------
Inception* through 10/31/96         9.85         9.75         9.03        8.21%+
================================================================================
                                               With Sales Charge(2)
                                  ----------------------------------------------
                                  Class A      Class B      Class C      Class Y
================================================================================
Year Ended 10/31/96                 7.15%        7.05%       10.99%       N/A
--------------------------------------------------------------------------------
Inception* through 10/31/96         7.31         7.89         9.03        8.21%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                               Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/96)                  22.79%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/96)                  20.26
--------------------------------------------------------------------------------
Class C (Inception* through 10/31/96)                  20.81
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/96)                   8.21+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C and Y shares are August 25, 1994, November 7, 1994, August 25, 1994 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Class A Shares
                   of the International Balanced Portfolio vs.
                        MSCI EAFE-GDP Weighted Index and
                         J.P. Morgan Global Bond Index+
--------------------------------------------------------------------------------
                           August 1994 -- October 1996

                                   [GRAPHIC]

                      MSCI       International    J.P. Morgan
                    EAFE-GDP       Balanced         Global
                 Weighted Index    Portfolio      Bond Index
                 --------------    ---------      ----------
    8/25/94         $10,000         $ 9,547        $10,000
    10/94             9,960           9,706         10,262
    10/95             9,563          10,390         12,111
    10/31/96         10,607          11,73          12,850

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on August 25, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Morgan Stanley Capital International EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. The J.P. Morgan Global Bond Index is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedules of Investments                                       October 31, 1996
--------------------------------------------------------------------------------
                               EUROPEAN PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
STOCKS -- 97.3%
Austria -- 6.5%
   26,000    Baumax Aktiengesellschaft Preferred                      $  781,396
   12,000    VA Technologie AG                                         1,679,252
--------------------------------------------------------------------------------
                                                                       2,460,648
--------------------------------------------------------------------------------
Canada -- 0.1%
  242,957    International UNP Holdings Ltd.(a)                           56,160
--------------------------------------------------------------------------------
Finland -- 5.9%
   48,000    Nokia OY AB Class A Shares                                2,215,734
--------------------------------------------------------------------------------
France -- 21.9%
   10,000    BIS S.A.                                                  1,037,547
    8,523    Castorama Dubois Investisse                               1,459,933
   10,000    Christian Dior S.A.                                       1,331,193
  400,000    Euro Disney S.C.A.(a)                                       786,969
    6,854    Group Axime(a)                                              712,476
   10,123    Guilbert S.A.                                             1,611,135
   17,029    Total S.A. Class B Shares                                 1,333,130
--------------------------------------------------------------------------------
                                                                       8,272,383
--------------------------------------------------------------------------------
Germany -- 12.9%
    2,700    Buderus AG                                                1,220,460
    4,000    Mannesmann AG                                             1,559,609
    5,000    Schmalbach Lubeca AG(a)                                     999,537
   10,000    SGL Carbon AG                                             1,108,908
--------------------------------------------------------------------------------
                                                                       4,888,514
--------------------------------------------------------------------------------
Ireland -- 5.0%
  358,332    Independent Newspapers PLC                                1,910,521
--------------------------------------------------------------------------------
Italy -- 7.3%
   20,000    Gucci Group NV - NY Registered Shares                     1,380,000
   30,000    Industrie Natuzzi S.p.A. ADR                              1,361,250
--------------------------------------------------------------------------------
                                                                       2,741,250
--------------------------------------------------------------------------------
Netherlands -- 12.5%
   30,925    Ahrend Groep N.V.                                         1,644,811
   20,417    Hunter Douglas N.V.                                       1,444,685
   20,000    Randstad Holdings N.V.                                    1,618,020
--------------------------------------------------------------------------------
                                                                       4,707,516
--------------------------------------------------------------------------------
Norway -- 3.8%
  100,000    Tomra Systems ASA                                         1,419,564
--------------------------------------------------------------------------------
Spain -- 2.1%
   20,000    Construcciones y Auxiliar de Ferrocarriles S.A.             784,467
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------
                               EUROPEAN PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Sweden -- 5.1%
    9,100    ABB AB Class A Shares                                   $ 1,032,752
   25,000    Pharmacia & Upjohn Inc.                                     900,000
--------------------------------------------------------------------------------
                                                                       1,932,752
--------------------------------------------------------------------------------
Switzerland -- 5.1%
    1,560    Ciba-Geigy AG                                             1,929,706
--------------------------------------------------------------------------------
United Kingdom -- 9.1%
  125,000    Carlton Communications PLC                                1,001,465
  100,000    CMG PLC                                                   1,226,185
  120,000    Compass Group PLC                                         1,191,988
--------------------------------------------------------------------------------
                                                                       3,419,638
--------------------------------------------------------------------------------
             TOTAL STOCKS
             (Cost -- $24,882,774)                                    36,738,853
================================================================================
    FACE
   AMOUNT                         SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 2.7%
$1,010,000   CS First Boston Corp., 5.470% due 11/1/96; Proceeds
             at maturity -- $1,010,153; (Fully collateralized by U.S.
             Treasury Bill due 3/27/97; Market value -- $1,033,584)
             (Cost -- $1,010,000)                                      1,010,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $25,892,774*)                                  $37,748,853
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------
                                PACIFIC PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
STOCKS -- 100.0%
Australia -- 10.1%
   36,896    Coca-Cola Amatil Ltd.                                     $ 507,697
  100,000    Henry Walker Group Ltd.                                     206,998
   43,000    TABCORP Holdings Ltd.                                       202,914
--------------------------------------------------------------------------------
                                                                         917,609
--------------------------------------------------------------------------------
Hong Kong -- 24.9%
   30,000    Cheung Kong Holdings Ltd.                                   240,549
   40,000    Citic Pacific Ltd.                                          194,509
   40,000    Guoco Group Ltd.                                            211,580
  120,000    Hong Kong & China Gas Co. Ltd.                              211,063
   20,723    HSBC Holdings PLC                                           422,109
   22,000    Hutchinson Whampoa Ltd.                                     153,641
   36,000    New World Development Co. Ltd.                              209,511
   70,000    Shanghai Industrial Holdings Ltd.(a)                        158,879
   40,000    Sun Hung Kai Properties Ltd.                                455,233
--------------------------------------------------------------------------------
                                                                       2,257,074
--------------------------------------------------------------------------------
India -- 5.5%
   20,000    Larsen & Toubro Ltd. GDR                                    300,000
   20,000    Mahindra & Mahindra Ltd. GDR(a)(b)                          200,000
--------------------------------------------------------------------------------
                                                                         500,000
--------------------------------------------------------------------------------
Indonesia -- 1.9%
  150,000    Bimantara Citra                                             169,100
--------------------------------------------------------------------------------
Japan -- 16.6%
   10,000    Canon, Inc.                                                 191,665
    4,400    H.I.S. Co. Ltd.                                             233,656
    3,000    Japan Associated Finance                                    247,143
    9,000    Matsushita Electric Industrial Co. Ltd.                     144,013
    2,000    Nintendo Corp. Ltd.                                         128,011
    3,000    Noritsu Koki Co. Ltd.                                       156,937
    1,000    Shohkoh Fund                                                210,128
   13,000    Yagi Antenna                                                188,588
--------------------------------------------------------------------------------
                                                                       1,500,141
--------------------------------------------------------------------------------
Malaysia -- 13.1%
   55,000    Hong Leong Credit Berhad                                    304,746
   60,000    Muhibbah Engineering Berhad                                 222,029
   66,250    Sungei Way Holdings Berhad                                  377,568
   90,000    Sunway Building Technology Berhad                           283,176
--------------------------------------------------------------------------------
                                                                       1,187,519
--------------------------------------------------------------------------------
New Zealand -- 4.4%
    2,500    Telecom Corp. of New Zealand Ltd. ADR                       208,125
   25,000    Wilson & Horton Ltd.                                        194,535
--------------------------------------------------------------------------------
                                                                         402,660
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------
                                PACIFIC PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Philippines -- 6.7%
  300,000    Belle Corp.(a)                                           $   79,909
  200,000    Fil-Estate Land, Inc.                                       186,454
    4,000    Metropolitan Bank & Trust Co.                                88,280
1,200,000    SM Prime Holdings Inc.                                      255,708
--------------------------------------------------------------------------------
                                                                         610,351
--------------------------------------------------------------------------------
Singapore -- 8.0%
   50,000    Sembawang Maritime Ltd.                                     132,009
   65,000    Singapore Technologies Industrial Corp.                     141,164
  400,000    Steamers Maritime Holding Ltd.                              317,956
   35,000    Van Der Horst Ltd.                                          129,170
--------------------------------------------------------------------------------
                                                                         720,299
--------------------------------------------------------------------------------
South Korea -- 2.2%
    5,000    Korea Electric Power Corp.                                  146,907
      220    Sungmi Telecom Electronics                                   49,098
--------------------------------------------------------------------------------
                                                                         196,005
--------------------------------------------------------------------------------
Thailand -- 6.6%
  100,000    Krung Thai Bank Public Co. Ltd.                             274,455
   75,000    Siam Makro Public Co. Ltd.                                  320,524
--------------------------------------------------------------------------------
                                                                         594,979
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $8,833,510*)                                    $9,055,737
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------
                        INTERNATIONAL BALANCED PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
STOCKS -- 51.1%
Australia -- 2.4%
   50,895    Coca-Cola Amatil Ltd.                                    $  700,326
  200,000    Portman Mining Ltd.                                         356,894
--------------------------------------------------------------------------------
                                                                       1,057,220
--------------------------------------------------------------------------------
Austria -- 3.7%
    2,000    VA Technologie AG                                           279,875
   10,000    Wolford AG                                                1,319,546
--------------------------------------------------------------------------------
                                                                       1,599,421
--------------------------------------------------------------------------------
Brazil -- 1.0%
    6,000    Telecomunicoes Brasileiras S.A. Telebras ADR                447,000
--------------------------------------------------------------------------------
Chile -- 0.8%
   10,000    Embotelladora Andina S.A. ADR                               345,000
--------------------------------------------------------------------------------
Finland -- 1.3%
   12,000    Nokia OY AB Class A Shares                                  553,933
--------------------------------------------------------------------------------
France -- 2.9%
    1,000    Carrefour Supermarche                                       555,382
    1,691    Castorama Dubois Investisse                                 289,656
    6,000    Sidel S.A.                                                  400,650
--------------------------------------------------------------------------------
                                                                       1,245,688
--------------------------------------------------------------------------------
Germany -- 1.5%
    6,000    SGL Carbon AG                                               665,344
--------------------------------------------------------------------------------
Hong Kong -- 3.5%
   75,000    Cheung Kong Holdings Ltd.                                   601,374
   50,000    Guoco Group Ltd.                                            264,474
  180,000    Hong Kong & China Gas Co. Ltd.                              316,595
   15,000    Hong Kong & China Gas Co. Ltd. Warrants,
               Expire 9/30/97(a)                                           5,528
   50,000    Hutchinson Whampoa Ltd.                                     349,184
--------------------------------------------------------------------------------
                                                                       1,537,155
--------------------------------------------------------------------------------
Ireland -- 4.0%
   50,920    CRH PLC                                                     527,231
  100,703    Greencore Group PLC                                         586,922
  120,000    Independent Newspapers PLC                                  639,804
--------------------------------------------------------------------------------
                                                                       1,753,957
--------------------------------------------------------------------------------
Italy -- 3.6%
   10,000    Gucci Group N.V. NY Registered Shares                       690,001
   60,000    Industria Macchine Automatiche                              238,205
    5,000    Industrie Natuzzi S.p.A. ADR                                226,875
  200,000    Telecom Italia Mobile S.p.A.                                412,569
--------------------------------------------------------------------------------
                                                                       1,567,650
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------
                        INTERNATIONAL BALANCED PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Japan -- 2.7%
   15,000    Canon Inc.                                              $   287,499
    2,000    Japan Associated Finance                                    164,761
   25,000    Kajima Corp.                                                215,184
   14,000    Matsushita Electric Industrial Co. Ltd.                     224,019
   31,000    Mitsubishi Heavy Industries Ltd.                            238,484
--------------------------------------------------------------------------------
                                                                       1,129,947
--------------------------------------------------------------------------------
Malaysia -- 1.8%
  140,000    Sungei Way Holdings Berhad                                  797,878
--------------------------------------------------------------------------------
Mexico -- 0.8%
   72,840    Gruma S.A. de C.V. Class B Shares                           360,586
--------------------------------------------------------------------------------
Netherlands -- 5.6%
   10,000    Hunter Douglas N.V.                                         707,589
   15,000    IHC Caland N.V.                                             837,610
    7,000    Wolters Kluwer CVA                                          900,229
--------------------------------------------------------------------------------
                                                                       2,445,428
--------------------------------------------------------------------------------
Singapore -- 0.9%
   50,000    Cerebos Pacific Ltd.                                        386,799
      561    Jardine Matheson Holding Ltd.                                 3,170
--------------------------------------------------------------------------------
                                                                         389,969
--------------------------------------------------------------------------------
Sweden -- 4.0%
   10,000    Astra AB Class A Shares                                     460,050
   15,000    Autoliv AB                                                  637,519
   22,000    Telefonaktiebolaget LM Ericsson ADR                         607,750
--------------------------------------------------------------------------------
                                                                       1,705,319
--------------------------------------------------------------------------------
Switzerland -- 2.7%
    1,000    Sandoz AG                                                 1,160,721
--------------------------------------------------------------------------------
Thailand -- 1.2%
   86,000    Siam Makro Public Co. Ltd.                                  367,535
   20,000    United Communication Industry Public Co. Ltd.               166,241
--------------------------------------------------------------------------------
                                                                         533,776
--------------------------------------------------------------------------------
United Kingdom -- 6.7%
  100,000    Boxmore International PLC                                   513,761
   50,000    Hozelock Group PLC                                          356,212
  100,000    Powerscreen International PLC                               995,768
  100,000    Rentokil Initial PLC                                        671,714
    5,000    Reuters Holdings PLC ADR                                    371,875
--------------------------------------------------------------------------------
                                                                       2,909,330
--------------------------------------------------------------------------------
             TOTAL STOCKS
             (Cost -- $18,406,620)                                    22,205,322
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------
                        INTERNATIONAL BALANCED PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
CALL OPTION -- 0.1%
Japan -- 0.1%
  120,000,000    Japan Government Bond, 3.000% due 9/20/05
                   Call @ 99.617, Expire 12/4/96 (Cost -- $8,757)    $    38,720
================================================================================
    FACE
   AMOUNT+                        SECURITY                              VALUE
================================================================================
BONDS -- 41.7%
Australia -- 1.8%
      800,000    Australian Government, 12.000% due 11/15/01             766,797
--------------------------------------------------------------------------------
Belgium -- 5.7%
   73,000,000    Belgium Kingdom, 7.000% due 5/15/06                   2,487,710
--------------------------------------------------------------------------------
Canada -- 6.1%
    3,400,000    Government of Canada, 7.000% due 12/1/06              2,641,712
--------------------------------------------------------------------------------
Finland -- 2.1%
    4,000,000    Finnish Government, 7.250% due 4/18/06                  922,543
--------------------------------------------------------------------------------
Germany -- 8.1%
    5,200,000    Bundesrepublik Deutschland, 6.250% due 4/26/06        3,495,189
--------------------------------------------------------------------------------
Italy -- 6.0%
1,000,000,000    Buoni Poliennali Del Tes, 8.250% due 7/11/99            680,780
2,325,000,000    Buoni Poliennali Del Tes, 9.500% due 2/1/06           1,667,450
  350,000,000    Buoni Poliennali Del Tes, 8.750% due 7/1/06             242,590
--------------------------------------------------------------------------------
                                                                       2,590,820
--------------------------------------------------------------------------------
Spain -- 5.3%
   82,000,000    Bonos Y Oblig Del Estado, 9.400% due 4/30/99            681,539
  150,000,000    Bonos Y Oblig Del Estado, 10.150% due 1/31/06         1,354,972
   30,000,000    Bonos Y Oblig Del Estado, 8.800% due 4/30/06            252,403
--------------------------------------------------------------------------------
                                                                       2,288,914
--------------------------------------------------------------------------------
Sweden -- 2.9%
    9,000,000    Swedish Government, 6.000% due 2/9/05                 1,263,496
--------------------------------------------------------------------------------
United Kingdom -- 3.7%
    1,000,000    UK Treasury, 7.500% due 12/7/06                       1,614,150
--------------------------------------------------------------------------------
                 TOTAL BONDS
                 (Cost -- $17,711,259)                                18,071,331
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1996
--------------------------------------------------------------------------------
                        INTERNATIONAL BALANCED PORTFOLIO
    FACE
   AMOUNT                         SECURITY                              VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 7.1%
Discount Note -- 2.3%
 $1,000,000  PT Polysindo, 9.347% due 12/4/96                        $   992,851
--------------------------------------------------------------------------------
Repurchase Agreement -- 4.8%
  2,066,000  CS First Boston Corp., 5.470% due 11/1/96;
             Proceeds at maturity -- $2,066,314; (Fully
               collateralized by U.S. Treasury Bill due
               3/27/97; Market value -- $2,111,254)                    2,066,000
--------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $3,057,430)                                      3,058,851
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $39,184,066*)                                  $43,374,224
================================================================================
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.
+   Represents local currency.
*   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1996
--------------------------------------------------------------------------------

                                                                           International
                                               European        Pacific       Balanced
                                               Portfolio      Portfolio      Portfolio
========================================================================================
ASSETS:
   Investments, at value
     (Cost -- $25,892,774, $8,833,510
     and $39,184,066)                        $ 37,748,853   $  9,055,737   $ 43,374,224
   Foreign currency
     (Cost -- $255,554, $2,257,669
     and $97,658)                                 245,763      2,254,978         97,049
   Cash                                               371           --              754
   Receivable for securities sold                 829,832        271,171      5,676,271
   Receivable for Fund shares sold                 58,555        790,405        449,536
   Receivable for open forward foreign
     currency contracts (Note 4)                     --             --           85,270
   Dividends and interest receivable              104,517          5,127        656,289
   Receivable from manager                           --          123,853           --
----------------------------------------------------------------------------------------
   Total Assets                                38,987,891     12,501,271     50,339,393
----------------------------------------------------------------------------------------
LIABILITIES:
   Management fees payable                         28,316           --           32,107
   Distribution fees payable                       12,153          2,385          5,402
   Payable for open forward foreign
     currency contracts (Note 4)                    2,610          1,189        221,080
   Payable for securities purchased                  --          926,654      4,297,978
   Payable for Fund shares purchased                 --              913         68,702
   Payable to bank                                   --          982,036           --
   Accrued expenses                                21,978         38,084         80,012
   Other liabilities                                 --              161          3,905
----------------------------------------------------------------------------------------
   Total Liabilities                               65,057      1,951,422      4,709,186
----------------------------------------------------------------------------------------
Total Net Assets                             $ 38,922,834   $ 10,549,849   $ 45,630,207
========================================================================================
NET ASSETS:
   Par value of capital shares               $      2,273   $      1,046   $      3,281
   Capital paid in excess of par value         24,427,326     12,074,284     41,276,797
   Accumulated net investment income (loss)          (220)       (42,594)       334,918
   Accumulated net realized gain (loss)
     from security transactions                 2,644,019     (1,704,920)       (27,446)
   Net unrealized appreciation
     of investments and foreign currencies     11,849,436        222,033      4,042,657
----------------------------------------------------------------------------------------
Total Net Assets                             $ 38,922,834   $ 10,549,849   $ 45,630,207
========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (continued)                October 31, 1996
--------------------------------------------------------------------------------

                                                                           International
                                               European        Pacific       Balanced
                                               Portfolio      Portfolio      Portfolio
========================================================================================
Shares Outstanding:
   Class A                                        610,496        484,031      1,159,476
   -------------------------------------------------------------------------------------
   Class B                                      1,544,050        400,532        378,293
   -------------------------------------------------------------------------------------
   Class C                                        117,997        161,547        350,969
   -------------------------------------------------------------------------------------
   Class Y                                           --             --        1,391,961
   -------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                  $17.25         $10.18         $13.90
   -------------------------------------------------------------------------------------
   Class B *                                       $17.09         $10.01         $13.90
   -------------------------------------------------------------------------------------
   Class C **                                      $17.04          $9.98         $13.87
   -------------------------------------------------------------------------------------
   Class Y (and redemption price)                     --             --          $13.93
   -------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value
     per share)                                    $18.16         $10.72         $14.63
========================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

                                                                           International
                                               European        Pacific       Balanced
                                               Portfolio      Portfolio      Portfolio
========================================================================================
INVESTMENT INCOME:
   Dividends                                 $   534,517     $ 112,994      $  252,517
   Interest                                       35,088        12,810       1,045,587
   Less: Foreign withholding tax                 (73,790)      (14,685)        (26,683)
----------------------------------------------------------------------------------------
   Total Investment Income                       495,815       111,119       1,271,421
----------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                      314,805        82,839         274,278
   Distribution fees (Note 2)                    294,487        59,777         133,249
   Shareholder and system servicing fees          83,459        24,080          40,800
   Registration fees                              78,966        66,950          95,227
   Custody                                        44,096        30,721          38,113
   Shareholder communications                     29,600        10,858          16,800
   Audit and legal                                25,000        15,080          24,500
   Directors' fees                                 4,847         3,213           4,650
   Other                                           7,097         7,724          20,699
----------------------------------------------------------------------------------------
   Total Expenses                                882,357       301,242         648,316
   Less: Custody earnings credit (Note 2)        (10,967)      (14,959)        (30,389)
----------------------------------------------------------------------------------------
   Net Expenses                                  871,390       286,283         617,927
----------------------------------------------------------------------------------------
Net Investment Income (Loss)                    (375,575)     (175,164)        653,494
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCIES (NOTES 3, 4 AND 5):
   Realized Gain (Loss) From:
    Security transactions
      (excluding short-term securities)        3,673,054      (140,210)         10,939
    Options contracts                               --            --           137,674
    Foreign currency transactions                (79,630)      (19,401)        434,262
----------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                    3,593,424      (159,611)        582,875
----------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments and
   Foreign Currencies:
     Beginning of year                         8,915,699      (124,290)      1,402,183
     End of year                              11,849,436       222,033       4,042,657
----------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation     2,933,737       346,323       2,640,474
----------------------------------------------------------------------------------------
Net Gain on Investments, Options and
  Foreign Currencies                           6,527,161       186,712       3,223,349
----------------------------------------------------------------------------------------
Increase in Net Assets From Operations       $ 6,151,586     $  11,548      $3,876,843
========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                                        Years Ended October 31,
                                                    ---------------------------
European Portfolio                                       1996            1995
===============================================================================
OPERATIONS:
  Net investment income (loss)                      $  (375,575)    $    69,836
  Net realized gain                                   3,593,424         484,759
  Increase in net unrealized appreciation             2,933,737       3,456,753
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations              6,151,586       4,011,348
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (59,829)           --
  Net realized gains                                   (100,457)           --
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (160,286)           --
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   35,761,098      26,923,706
  Net asset value of shares issued
    in connection with the transfer of the
    Smith Barney European Fund's
    net assets (Note 8)                                    --        30,778,301
  Net asset value of shares issued
    for reinvestment of dividends                       152,260            --
  Cost of shares reacquired                         (40,988,044)    (30,503,488)
-------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                          (5,074,686)     27,198,519
-------------------------------------------------------------------------------
Increase in Net Assets                                  916,614      31,209,867

NET ASSETS:
  Beginning of year                                  38,006,220       6,796,353
-------------------------------------------------------------------------------
  End of year*                                      $38,922,834     $38,006,220
===============================================================================
* Includes accumulated net investment
  income (loss) of:                                       $(220)        $64,926
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
                                                        Years Ended October 31,
                                                     ---------------------------
Pacific Portfolio                                       1996            1995
================================================================================
OPERATIONS:
  Net investment loss                                $  (175,164)   $   (58,146)
  Net realized loss                                     (159,611)    (1,451,008)
  Increase in net unrealized appreciation
    (depreciation)                                       346,323       (581,771)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Operations                                            11,548     (2,090,925)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --             --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           --             --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                    28,672,810     40,966,925
  Net asset value of shares issued
    for reinvestment of dividends                           --             --
  Cost of shares reacquired                          (25,526,221)   (42,190,082)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                            3,146,589     (1,223,157)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      3,158,137     (3,314,082)

NET ASSETS:
  Beginning of year                                    7,391,712     10,705,794
--------------------------------------------------------------------------------
  End of year*                                       $10,549,849    $ 7,391,712
================================================================================
* Includes accumulated net investment loss of:          $(42,594)      $(41,379)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
                                                        Years Ended October 31,
                                                     ---------------------------
International Balanced Portfolio                        1996            1995
================================================================================
OPERATIONS:
  Net investment income                              $   653,494    $   817,194
  Net realized gain (loss)                               582,875       (289,190)
  Increase in net unrealized appreciation              2,640,474      1,125,829
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               3,876,843      1,653,833
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (813,403)      (771,525)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                       (813,403)      (771,525)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                    23,961,742      6,748,172
  Net asset value of shares issued
    for reinvestment of dividends                        554,791        691,456
  Cost of shares reacquired                           (6,997,464)    (8,218,656)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                           17,519,069       (779,028)
--------------------------------------------------------------------------------
Increase in Net Assets                                20,582,509        103,280

NET ASSETS:
  Beginning of year                                   25,047,698     24,944,418
--------------------------------------------------------------------------------
  End of year*                                       $45,630,207    $25,047,698
================================================================================
* Includes accumulated net investment income of:        $334,918        $60,565
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The European Portfolio ("European"), Pacific Portfolio ("Pacific") and International Balanced Portfolio ("International Balanced") are separate investment portfolios ("Portfolios") of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of these Portfolios and three other separate investment portfolios:
International Equity, Global Government Bond and Emerging Markets Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and class; management fees and general expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the capital accounts of the European and Pacific Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of net investment loss amounting to $449,844 and a portion of accumulated net realized gains amounting to $1,136 was reclassified to paid-in capital for the European Portfolio. In addition, a portion of net investment loss amounting to $91,959 was reclassified to paid-in capital for the Pacific Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The European, Pacific and International Balanced Portfolios pay SBMFM a management fee calculated at the annual rate of 0.85% of average daily net assets of each respective Portfolio. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares and as such received sales charges of approximately $70,000 on sales of the Portfolio's Class A shares for the year ended October 31, 1996. In addition, SB received brokerage commissions of $325.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the first year of purchase. For the year ended October 31, 1996, CDSCs paid to SB for Class B shares were approximately:

                                                                   International
                                         European       Pacific      Balanced
================================================================================
CDSCs                                     $33,000        $6,000       $21,000
================================================================================

     Pursuant to a Distribution Plan, each Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of average daily net assets for each class, respectively. For the year ended October 31, 1996, total Distribution Plan fees incurred by the Portfolios were:
                                                                   International
                                         European       Pacific      Balanced
================================================================================
Class A                                  $ 25,498       $12,618       $41,971
--------------------------------------------------------------------------------
Class B                                   252,229        28,150        44,612
--------------------------------------------------------------------------------
Class C                                    16,760        19,009        46,666
================================================================================

     All officers and three Directors of the Fund are employees of SB.

     The Portfolios have an arrangement with their custodian, The Bank of New York, where they earn custody credits on available cash balances. These credits offset custody fees which may be charged to the Portfolios during the current year. For the year ended October 31, 1996, custody credits totalled $10,967, $14,959 and $30,389 for European, Pacific and International Balanced, respectively.

     3. INVESTMENTS

     During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                   International
                                         European       Pacific      Balanced
================================================================================
Purchases                             $13,680,579     $9,598,586    $69,880,440
--------------------------------------------------------------------------------
Sales                                  19,819,405      7,825,570     56,100,785
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     At October 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                                   International
                                         European       Pacific      Balanced
================================================================================
Gross unrealized appreciation*        $12,517,715    $  904,091     $4,924,502
Gross unrealized depreciation*           (661,636)     (681,864)      (734,344)
--------------------------------------------------------------------------------
Net unrealized appreciation*          $11,856,079    $  222,227     $4,190,158
================================================================================
* Substantially the same for Federal income tax purposes.

     4. FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 1996, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements are as follows:

                                     Local      Market   Settlement  Unrealized
Foreign Currency                   Currency      Value      Date     Gain (Loss)
================================================================================
European
To Sell:
  Norwegian Krone                   4,824,332    $756,792    11/4/96   $ (2,601)
  Norwegian Krone                     466,011      73,103    11/4/96         (9)
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
   Foreign Currency Contracts                                            (2,610)
================================================================================
Pacific
To Sell:
  Japanese Yen                     46,551,703    $409,503    11/4/96       (437)
  Malaysian Ringit                  1,835,127     726,154    11/4/96        (90)
  Malaysian Ringit                     49,698      19,665    11/5/96         (5)
  Singapore Dollar                    759,590     539,183    11/4/96       (657)
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
  Foreign Currency Contracts                                             (1,189)
================================================================================
International Balanced
To Sell:
  Australian Dollar                 1,000,000    (792,844)   11/8/96     (2,844)
  Belgian Franc                    79,350,000  (2,544,212)   11/8/96    (17,142)
  British Pound                     1,030,000  (1,676,953)   11/8/96    (34,824)
  Canadian Dollar                   1,530,000  (1,141,392)   11/8/96    (17,219)
  Danish Krone                      4,670,000    (803,873)   11/8/96     (4,490)
  Finnish Markka                    4,380,000    (967,021)   11/8/96     (6,495)
  German Deutschemark               3,500,000  (2,314,125)   11/8/96    (17,537)
  Italian Lira                  3,080,000,000  (2,030,037)   11/8/96     (5,283)
  Japanese Yen                    234,500,000  (2,063,953)   11/8/96     19,566
  New Zealand Dollar                1,180,000    (833,989)   11/8/96     (4,674)
  Swedish Krone                     5,050,000    (769,396)   11/8/96     (3,908)
  Spanish Peseta                   87,600,000    (686,946)   11/8/96     (5,933)
  Spanish Peseta                  124,700,000    (977,878)   11/8/96        714
--------------------------------------------------------------------------------
                                                                       (100,069)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                      Local      Market   Settlement  Unrealized
Foreign Currency                   Currency      Value      Date     Gain (Loss)
================================================================================
International Balanced
To Buy:
   Australian Dollar                  45,152   $   35,801    11/1/96   $    186
   Australian Dollar                  50,685       40,192    11/4/96         85
   Australian Dollar                 172,177      136,521    11/6/96        259
   Australian Dollar                  54,398       43,131    11/7/96         48
   British Pound                     157,752      256,687    11/7/96       (165)
   British Pound                     500,000      814,055    11/8/96     16,055
   Canadian Dollar                 1,500,000    1,119,012    11/8/96      3,771
   Canadian Dollar                 1,470,799    1,100,156   11/26/96        156
   Danish Krone                    7,600,000    1,308,231    11/8/96     (1,211)
   German Deutschemark             1,604,106    1,060,601    11/8/96     10,601
   German Deutschemark             7,862,560    5,198,556    11/8/96    (23,931)
   Italian Lira                  850,000,000      560,237    11/8/96      9,112
   Japanese Yen                  749,506,000    6,596,781    11/8/96    (71,575)
   Japanese Yen                  216,210,500    1,902,978    11/8/96      2,978
   New Zealand Dollar              1,180,000      833,989    11/8/96     11,411
   Spanish Peseta                124,739,429      977,199    11/4/96     (1,918)
--------------------------------------------------------------------------------
                                                                        (44,138)
--------------------------------------------------------------------------------
Cross Forwards**:                         Market Value
                                   -------------------------
To Sell:                           Danish Krone Italian Lira
                                   ------------ ------------
Sell Danish Krone vs. Italian Lira    957,630      955,699      11/8/96  (1,931)
                                                British Pound
                                                -------------
Sell Danish Krone vs. British Pound   966,538      976,866      11/8/96  10,328
--------------------------------------------------------------------------------
                                                                          8,397
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
   Foreign Currency Contracts                                         $(135,810)
================================================================================
** Local Currency on Cross Forwards                Sell           Buy
--------------------------------------------------------------------------------
Sell Danish Krone vs. Italian Lira              5,563,229    1,450,000,000
Sell Danish Krone vs. British Pound             5,614,980          600,000
--------------------------------------------------------------------------------

     5. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     As of October 31, 1996, the International Balanced Portfolio held one purchased call option with a total cost of $8,757.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered call option transactions occurred during the year ended October 31, 1996:

                                                                      Number of
International Balanced                                    Premium     Contracts
================================================================================
Options written, outstanding at October 31, 1995          $      0            0
Options written during the year ended October 31, 1996     245,775           15
Options cancelled in closing purchase transactions         (53,940)          (6)
Options exercised                                          (97,327)          (5)
Options expired                                            (94,508)          (4)
--------------------------------------------------------------------------------
Options written, outstanding at October 31, 1996          $      0            0
================================================================================

     6. PORTFOLIO CONCENTRATION

     The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

     7. CAPITAL SHARES

     At October 31, 1996, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective November 7, 1994, the Portfolios adopted a new class structure, renaming the existing Class B shares as Class C shares.

     At October 31, 1996, total paid-in capital amounted to the following for each Portfolio:

                                 Class A      Class B     Class C      Class Y
================================================================================
European                       $ 6,357,625  $16,604,809  $1,467,165         --
--------------------------------------------------------------------------------
Pacific                          5,974,437    3,994,896   2,105,997         --
--------------------------------------------------------------------------------
International Balanced          13,619,640    4,678,234   4,191,362  $18,790,842
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                         Year Ended                   Year Ended
                                      October 31, 1996              October 31, 1995*
                                   ---------------------         -----------------------
European                           Shares         Amount         Shares           Amount
==========================================================================================
Class A
Shares sold                       925,533     $ 14,551,767      1,428,268     $ 19,689,880
Net asset value of shares
  issued in connection with
  the transfer of the
  European Fund's
  net assets (Note 8)                --               --          491,711        6,525,008
Shares issued on
  reinvestment                      5,876           83,554           --               --
Shares redeemed                (1,130,019)     (17,610,700)    (1,513,648)     (20,920,268)
------------------------------------------------------------------------------------------
Net Increase (Decrease)          (198,610)    $ (2,975,379)       406,331     $  5,294,620
==========================================================================================
Class B
Shares sold                     1,272,772     $ 20,413,451        489,229     $  6,946,797
Net asset value of shares
  issued in connection with
  the transfer of the
  European Fund's
  net assets (Note 8)                --               --        1,834,562       24,252,906
Shares issued on
  reinvestment                      4,564           64,632           --               --
Shares redeemed                (1,438,755)     (22,998,214)      (618,322)      (8,837,396)
------------------------------------------------------------------------------------------
Net Increase (Decrease)          (161,419)    $ (2,520,131)     1,705,469     $ 22,362,307
==========================================================================================
Class C+
Shares sold                        51,785     $    795,880         20,683     $    287,029
Net asset value of shares
  issued in connection with
  the transfer of the
  European Fund's
  net assets (Note 8)                --               --               29              387
Shares issued on
  reinvestment                        289            4,074           --               --
Shares redeemed                   (24,464)        (379,130)       (55,599)        (745,824)
------------------------------------------------------------------------------------------
Net Increase (Decrease)            27,610     $    420,824        (34,887)    $   (458,408)
==========================================================================================

* For Class B shares, transactions are for the period from November 7, 1994 (inception date) to October 31, 1995.
+ On November 7, 1994, the former Class B shares were renamed Class C shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                     Year Ended                   Year Ended
                                  October 31, 1996              October 31, 1995*
                               ---------------------         -----------------------
Pacific                        Shares         Amount         Shares           Amount
======================================================================================
Class A
Shares sold                   835,124     $  8,882,687      1,736,685     $ 18,498,096
Shares redeemed              (788,783)      (8,407,176)    (1,882,567)     (20,211,534)
--------------------------------------------------------------------------------------
Net Increase (Decrease)        46,341     $    475,511       (145,882)    $ (1,713,438)
======================================================================================
Class B
Shares sold                 1,874,088     $ 19,538,963      2,094,088     $ 22,232,270
Shares redeemed            (1,576,819)     (16,512,252)    (1,990,825)     (21,205,511)
--------------------------------------------------------------------------------------
Net Increase                  297,269     $  3,026,711        103,263     $  1,026,759
======================================================================================
Class C+
Shares sold                    23,983     $    251,160         21,913     $    236,559
Shares redeemed               (58,530)        (606,793)       (72,193)        (773,037)
--------------------------------------------------------------------------------------
Net Decrease                  (34,547)    $   (355,633)       (50,280)    $   (536,478)
======================================================================================

* For Class B shares, transactions are for the period from November 7, 1994 (inception date) to October 31, 1995.
+ On November 7, 1994, the former Class B shares were renamed Class C shares.

                                 Year Ended                  Year Ended
                              October 31, 1996            October 31, 1995*
                           ---------------------        --------------------
International Balanced     Shares         Amount        Shares        Amount
================================================================================
Class A
Shares sold                136,189     $ 1,791,427      209,809     $ 2,540,922
Shares issued on
  reinvestment              29,395         391,488       46,277         548,563
Shares redeemed           (403,806)     (5,337,395)    (549,877)     (6,611,678)
--------------------------------------------------------------------------------
Net Decrease              (238,222)    $(3,154,480)    (293,791)    $(3,522,193)
================================================================================
Class B
Shares sold                211,895     $ 2,785,875      280,399     $ 3,376,386
Shares issued on
  reinvestment               5,840          78,180        3,830          46,164
Shares redeemed            (81,609)     (1,097,160)     (42,062)       (511,211)
--------------------------------------------------------------------------------
Net Increase               136,126     $ 1,766,895      242,167     $ 2,911,339
================================================================================
Class C+
Shares sold                 45,360     $   593,585       68,996     $   830,864
Shares issued on
  reinvestment               6,383          85,123        8,140          96,729
Shares redeemed            (42,497)       (562,896)     (89,199)     (1,095,767)
--------------------------------------------------------------------------------
Net Increase (Decrease)      9,246     $   115,812      (12,063)    $  (168,174)
================================================================================
* For Class B shares, transactions are for the period from November 7, 1994 (inception date) to October 31, 1995.
+ On November 7, 1994, the former Class B shares were renamed Class C shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                 Year Ended                  Year Ended
                              October 31, 1996*           October 31, 1995
                            ---------------------      ---------------------
International Balanced      Shares         Amount      Shares         Amount
================================================================================
Class Y
Shares sold                1,391,962     $18,790,855       --            --
Shares issued on
  reinvestment                  --                --       --            --
Shares redeemed                   (1)            (13)      --            --
--------------------------------------------------------------------------------
Net Increase               1,391,961     $18,790,842       --            --
================================================================================
* For Class Y shares, transactions are for the period from February 7, 1996 (inception date) to October 31, 1996.

     8. TRANSFER OF NET ASSETS

     On April 21, 1995, the Portfolio acquired the assets and certain liabilities of the Smith Barney Investment Funds Inc. -- Smith Barney European Fund ("SBEF"), pursuant to a plan of reorganization approved by SBEF shareholders on April 20, 1995. Total shares issued by the Portfolio and the total net assets of SBEF and the Portfolio on the date of the transfer were:

                                      Shares         Total Net       Total Net
                                     Issued by       Assets of       Assets of
Acquired Fund                      the Portfolio       SBEF        the Portfolio
================================================================================
SBEF                                 2,326,302      $30,778,301     $7,165,502
================================================================================

     The total net assets of SBEF before acquisition included unrealized appreciation of $4,996,448 and a net realized loss of $56,023. The total net assets of the Portfolio immediately after the acquisition was $37,943,803. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     9.  CAPITAL LOSS CARRYFORWARDS

     At October 31, 1996, Pacific and International Balanced had, for Federal income tax purposes, approximately $1,709,000 and $161,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not distributed. The amount and year of expiration of each carryforward loss is indicated below:

                                           2002          2003           2004
================================================================================
Pacific                                   $37,000     $1,426,000      $246,000
--------------------------------------------------------------------------------
International Balanced                       --          161,000          --
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

                                                Class A Shares             Class B Shares
                                           --------------------------     ----------------
European Portfolio                         1996        1995    1994(1)    1996     1995(2)
==========================================================================================
Net Asset Value, Beginning of Year        $14.67     $12.88    $12.50    $14.56     $12.62
------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)(3)         (0.08)      0.07     (0.11)    (0.20)      0.02
   Net realized and unrealized gain         2.79       1.72      0.49      2.77       1.92
------------------------------------------------------------------------------------------
Total Income From Operations                2.71       1.79      0.38      2.57       1.94
------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                   (0.09)        --        --        --         --
   Net realized gains                      (0.04)        --        --     (0.04)        --
------------------------------------------------------------------------------------------
Total Distributions                        (0.13)        --        --     (0.04)       --
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $17.25     $14.67    $12.88    $17.09     $14.56
------------------------------------------------------------------------------------------
Total Return                               18.65%     13.90%     3.04%+++ 17.72%     15.37%+++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $10,528    $11,870    $5,189   $26,384    $24,825
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                              1.85%      2.06%     1.34%+    2.59%      3.31%+
   Net investment income (loss)            (0.49)      0.51     (1.12)+   (1.22)      0.26+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       39%        34%       21%       39%        34%
------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)         $ 0.05     $ 0.06       --     $ 0.05     $ 0.06
==========================================================================================

(1) For the period from February 7, 1994 (inception date) to October 31, 1994.
(2) For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                        Expense Ratios
                          Per Share Decreases to      Without Fee Waivers
                           Net Investment Income      and Custody Credits
                          ----------------------      -------------------
                             1995        1994           1995        1994
                             ----        ----           ----        ----
     Class A                 $0.01       $0.10          2.09%       2.37%+
     Class B                  0.00*        --           3.35+         --

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would be 1.82% and 2.02%, respectively; and for Class B would be 2.56% and 3.26% (annualized), respectively; prior year numbers have not been restated to reflect these credits.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*   Amount represents less than $0.01.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

                                                    Class C Shares
                                          ------------------------------------
European Portfolio                        1996          1995(1)        1994(2)
==============================================================================
Net Asset Value, Beginning of Year       $14.51         $12.83         $12.48
------------------------------------------------------------------------------
Income From Operations:
   Net investment loss(3)                 (0.14)         (0.08)         (0.16)
   Net realized and unrealized gain        2.71           1.76           0.51
------------------------------------------------------------------------------
Total Income From Operations               2.57           1.68           0.35
------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    --             --             --
   Net realized gains                     (0.04)           --             --
------------------------------------------------------------------------------
Total Distributions                       (0.04)           --             --
------------------------------------------------------------------------------
Net Asset Value, End of Year             $17.04         $14.51         $12.83
------------------------------------------------------------------------------
Total Return                              17.78%         13.09%          2.80%+++
------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $2,011         $1,311         $1,607
------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                             2.52%          2.51%          2.02%+
   Net investment loss                    (1.17)         (0.64)         (1.60)+
------------------------------------------------------------------------------
Portfolio Turnover Rate                      39%            34%            21%
------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)         $0.05          $0.06            --
==============================================================================

(1) On November 7, 1994, the former Class B shares were renamed Class C shares.
(2) For the period from February 14, 1994 (inception date) to October 31, 1994.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                        Expense Ratios
                          Per Share Decreases to      Without Fee Waivers
                           Net Investment Income      and Custody Credits
                          ----------------------      -------------------
                             1995        1994           1995        1994
                             ----        ----           ----        ----
     Class C                 $0.01       $0.10          2.54%       3.07%+

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would be 2.50% and 2.48%, respectively; prior year numbers have not been restated to reflect these credits.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

                                                    Class A Shares              Class B Shares
                                               -------------------------      -----------------
Pacific Portfolio                              1996(1)   1995     1994(2)     1996(1)   1995(3)
===============================================================================================
Net Asset Value, Beginning of Year             $10.07    $12.92    $12.50      $ 9.99    $12.64
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                       (0.14)    (0.01)    (0.07)      (0.23)    (0.01)
   Net realized and unrealized gain (loss)       0.25     (2.84)     0.49        0.25     (2.64)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.11     (2.85)     0.42        0.02     (2.65)
-----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          --        --        --          --        --
-----------------------------------------------------------------------------------------------
Total Distributions                               --        --        --          --        --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $10.18    $10.07    $12.92      $10.01     $9.99
-----------------------------------------------------------------------------------------------
Total Return                                     1.09%   (22.06)     3.36%+++    0.20%   (20.97)%+++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $4,929    $4,409    $7,538      $4,009    $1,031
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                   2.64%     1.97%     1.51%+      3.65%     3.39%+
   Net investment loss                          (1.38)    (0.71)    (0.82)+     (2.26)    (1.47)+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            86%       31%        6%         86%       31%
-----------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)               $0.02     $0.01       --        $0.02     $0.01
===============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2) For the period from February 7, 1994 (inception date) to October 31, 1994.
(3) For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Pacific Portfolio for $30,862 of the Portfolio's expenses for the period ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment and the expense ratios would have been as follows:

                                                       Expense Ratios
                         Per Share Decreases to      Without Fee Waivers
                          Net Investment Income      and Custody Credits
                         ----------------------      -------------------
                            1995        1994           1995        1994
                            ----        ----           ----        ----
    Class A                 $0.14       $0.03          3.18%       1.87%+
    Class B                  0.16         --           4.90+         --

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would be 2.51% and 1.70%, respectively; and for Class B would be 3.47% and 3.06% (annualized), respectively; prior year numbers have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

                                                       Class C Shares
                                              -------------------------------
Pacific Portfolio                             1996(1)     1995(2)     1994(3)
=============================================================================
Net Asset Value, Beginning of Year            $9.95       $12.86       $12.50
-----------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                     (0.24)       (0.02)       (0.11)
   Net realized and unrealized gain (loss)     0.27        (2.89)        0.47
-----------------------------------------------------------------------------
Total Income (Loss) From Operations            0.03        (2.91)        0.36
-----------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        --           --           --
-----------------------------------------------------------------------------
Total Distributions                             --           --           --
-----------------------------------------------------------------------------
Net Asset Value, End of Year                  $9.98        $9.95       $12.86
-----------------------------------------------------------------------------
Total Return                                   0.30%      (22.63)%       2.88%+++
-----------------------------------------------------------------------------
Net Assets, End of Year (000s)               $1,612       $1,952       $3,167
-----------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                 3.46%        2.69%        2.29%+
   Net investment loss                        (2.22)       (1.45)       (1.49)+
-----------------------------------------------------------------------------
Portfolio Turnover Rate                          86%          31%          6%
-----------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)             $0.02        $0.01          --
=============================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2) On November 7, 1994, the former Class B shares were renamed Class C shares.
(3) For the period from February 11, 1994 (inception date) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Portfolio for $30,862 of the Portfolio's expense for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                        Expense Ratios
                          Per Share Decreases to      Without Fee Waivers
                           Net Investment Income      and Custody Credits
                          ----------------------      -------------------
                             1995        1994           1995        1994
                             ----        ----           ----        ----
     Class C                 $0.13       $0.03          3.88%       2.70%+

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would be 3.29% and 2.42%, respectively; prior year numbers have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

                                                Class A Shares                Class B Shares
                                         -----------------------------      -----------------
International Balanced Portfolio         1996(1)     1995      1994(2)      1996(1)   1995(3)
============================================================================================
Net Asset Value, Beginning of Year       $12.64     $12.20     $12.00       $12.65    $12.08
--------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(4)                0.26       0.35       0.07         0.15      0.36
   Net realized and unrealized gain        1.35       0.48       0.13         1.36      0.50
--------------------------------------------------------------------------------------------
Total Income From Operations               1.61       0.83       0.20         1.51      0.86
--------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                  (0.35)     (0.39)       --         (0.26)    (0.29)
--------------------------------------------------------------------------------------------
Total Distributions                       (0.35)     (0.39)       --         (0.26)    (0.29)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $13.90     $12.64     $12.20       $13.90    $12.65
--------------------------------------------------------------------------------------------
Total Return                              12.83%      7.05%      1.67%+++    12.05%     7.33%+++
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $16,116    $17,667    $20,634       $5,258    $3,064
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                             1.81%      1.62%      1.34%+       2.62%     2.49%+
   Net investment income                   1.94       2.89       1.37+        1.14      3.11+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     189%        42%         6%         189%       42%
--------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)         $0.03      $0.02        --         $0.03     $0.02
============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net Investment Income method does not accord with results of operations.
(2) For the period from August 25, 1994 (inception date) to October 31, 1994.
(3) For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the periods ended October 31, 1995 and October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                       Expense Ratios
                         Per Share Decreases to      Without Fee Waivers
                          Net Investment Income      and Custody Credits
                         ----------------------      -------------------
                            1995        1994           1995        1994
                            ----        ----           ----        ----
    Class A                 $0.04       $0.02          1.96%       2.03%+
    Class B                  0.04         --           2.86+         --

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would be 1.72% and 1.52%, respectively, and for Class B would be 2.53% and 2.39% (annualized), respectively; prior year numbers have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year:

                                                Class C Shares            Class Y Shares
                                         -----------------------------    --------------
International Balanced Portfolio         1996(1)    1995(2)    1994(3)      1996(1)(4)
========================================================================================
Net Asset Value, Beginning of Year       $12.63     $12.18     $12.00       $13.15
----------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(5)                0.15       0.28       0.05         0.32
   Net realized and unrealized gain        1.35       0.46       0.13         0.75
----------------------------------------------------------------------------------------
Total Income From Operations               1.50       0.74       0.18         1.07
----------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                  (0.26)     (0.29)       --         (0.29)
----------------------------------------------------------------------------------------
Total Distributions                       (0.26)     (0.29)       --         (0.29)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year             $13.87     $12.63     $12.18       $13.93
----------------------------------------------------------------------------------------
Total Return                              11.99%      6.29%      1.50%+++     8.21%+++
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $4,869     $4,317     $4,310      $19,387
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                             2.62%      2.37%      2.03%+       1.21%+
   Net investment income                   1.14       2.33       0.79+        2.55+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                     189%        42%         6%         189%
----------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(6)         $0.03      $0.02        --         $0.03
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net Investment Income method does not accord with results of operations.
(2) On November 7, 1994 the former Class B shares were renamed Class C shares.
(3) For the period from August 25, 1994 (inception date) to October 31, 1994.
(4) For the period from February 7, 1996 (inception date) to October 31, 1996.
(5) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                        Expense Ratios
                          Per Share Decreases to      Without Fee Waivers
                           Net Investment Income      and Custody Credits
                          ----------------------      -------------------
                             1995        1994           1995        1994
                             ----        ----           ----        ----
     Class C                 $0.04       $0.02          2.71%       2.74%+

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would be 2.53% and 2.27%, respectively; and for Class Y for the period ended October 31, 1996, would be 1.12% (annualized); prior year numbers have not been restated to reflect these credits.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY WORLD FUNDS, INC.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the European, Pacific and International Balanced Portfolios of Smith Barney World Funds, Inc. as of October 31, 1996, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended and the period from February 7, 1994 (commencement of operations) to October 31, 1994 with respect to the European and Pacific Portfolios and the period from August 25, 1994 (commencement of operations) to October 31, 1994 with respect to the International Balanced Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the European, Pacific and International Balanced Portfolios of Smith Barney World Funds, Inc. as of October 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the years in the two-year period then ended and the period from February 7, 1994 to October 31, 1994 with respect to the European and Pacific Portfolios and for the period from August 25, 1994 to October 31, 1994 with respect to the International Balanced Portfolio, in conformity with generally accepted accounting principles.


                                             /s/ KPMG Peat Marwick LLP


New York, New York
December 20, 1996

--------------------------------------------------------------------------------
 Tax Information (unaudited)
--------------------------------------------------------------------------------

     The amount of long-term capital gains paid by European Portfolio to its shareholders for the fiscal year ended October 31, 1996, was $100,501.

                      [This page intentionally left blank]

SMITH BARNEY
WORLD FUNDS, INC.


DIRECTORS

Victor Atkins
Jessica M. Bibliowicz
Alger B. Chapman
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
Bruce D. Sargent
James M. Shuart


OFFICERS

Maurits E. Edersheim
Chairman of the Fund
& Advisory Director

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

James B. Conheady
Vice President

Victor S. Filatov
Vice President

Simon R. Hildreth
Vice President

Denis P. Mangan
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Rein W. van der Does
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
---------------------------------
A Member of TraverlersGroup[LOGO]


INVESTMENT MANAGER

Smith Barney Mutual Funds
Management Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

The Bank of New York


SHAREHOLDER

Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of
Smith Barney World Funds, Inc. --
European, Pacific and International
Balanced Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.


SMITH BARNEY
WORLD FUNDS, INC.
388 Greenwich Street
New York, New York 10013


FD01046 12/96